M.S.D.&T. Funds, Inc.

 .........................................


Annual Report


MAY 31, 1998

Table of Contents

Chairman's Letter                                                        i
Funds Reviews                                                           iv
Statements of Net Assets
  Prime Money Market Fund                                                1
  Government Money Market Fund                                           3
  Tax-Exempt Money Market Fund                                           4
  Tax-Exempt Money Market Fund (Trust)                                   7
  Growth & Income Fund                                                  10
  Equity Income Fund                                                    12
  Equity Growth Fund                                                    15
  International Equity Fund                                             17
  Diversified Real Estate Fund                                          20
  Limited Maturity Bond Fund                                            22
  Total Return Bond Fund                                                25
  Maryland Tax-Exempt Bond Fund                                         28
  Intermediate Tax-Exempt Bond Fund                                     30
  National Tax-Exempt Bond Fund                                         33
Statement of Operations                                                 38
Statement of Changes in Net Assets                                      41
Financial Highlights                                                    46
Notes to Financial Statements                                           54
Report of Independent Accountants                                       64
Important Tax Information                                               65

Dear Shareholder,

It is a pleasure to present the annual report for the M.S.D.&T. Funds, Inc. (the "Company") for the fiscal year ended May 31, 1998. The report includes financial information and fund synopses for the M.S.D.&T. Funds, including the new Diversified Real Estate, Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds which were in-troduced during the fiscal year. In addition, the names of two of the Funds have been changed to more accurately reflect their investment strategy. The Value Equity Fund was renamed the Growth & Income Fund while the Intermediate Fixed Income Fund is now known as the Limited Maturity Bond Fund. The Company has increased the depth and breadth of its product line to better meet the in-dividual investment needs of shareholders. Total assets under management in the M.S.D.&T. Funds have increased from $1.1 billion at May 31, 1997 to ap-proximately $2.4 billion at May 31, 1998.

During fiscal 1998, investors in the M.S.D.&T. Funds were rewarded with total returns well above historical averages as the domestic financial markets con-tinued their bull run.(1) Market yields fell and prices rose on term fixed in-come securities throughout the twelve-month period, spurring stock markets higher. The most notable event of the year was the onset, and subsequent spread, of the Asian crisis. Beginning somewhat innocently last summer in a few relatively small economies of the Pacific Rim, events in Asia have become headline news almost daily and have affected virtually every financial market in the world(2). Benefiting from a "flight to quality" flow of funds, the United States currency and securities markets maintained an upward bias.

The investment adviser believes the financial effects from Asia will diminish as the new fiscal year progresses. One of the favorable side effects from the turbulence in world markets has been that interest rates on long-term debt se-curities have fallen materially, providing a boost to domestic housing and capital goods spending. In addition, higher equity valuations appear to have reinforced consumer confidence and led to impressive spending on goods and services. This has resulted in very strong job growth, which is unusual late in a business cycle. As the situation in Asia stabilizes, concerns of domestic growth too strong for the Federal Reserve Bank's liking may reappear. Higher short-term interest rates are forecast during the fiscal year. This would most likely have a dampening effect on the United States bond and stock markets.

Yields on short-term securities continued to fluctuate within a narrow band over the past twelve months. Since raising the Federal Funds rate in March 1997, the central bank has left the base rate on overnight money unchanged. International factors from the fallout of the Pacific Rim have kept the Fed from reacting to strong domestic economic activity over the past twelve months. The absence of significant inflationary pressures has kept short-term yields relatively stable. The M.S.D.&T. Money Market Funds continue to gener-ate competitive returns while providing shareholders with stability of princi-pal. The seven-day current yields for each Money Market Fund as of May 31, 1998 is detailed below:

      PRIME(3)      GOVERNMENT(3)       TAX-EXEMPT(3)       TAX-EXEMPT (TRUST)(3)
      --------      -------------       -------------       ---------------------
       5.19%            5.13%               3.29%                   3.51%
                                            5.45%(4)                5.81%(4)

The pages that follow discuss the objectives, performance, structure and strategy of each of the M.S.D.&T. Funds, as well as providing a detailed list of assets held as of May 31, 1998(5). We appreciate your investment in the M.S.D.&T. Funds and welcome any comments or questions regarding the Company.

                                          Best Regards,

                                          /s/ Leslie B. Disharoon
                                          Leslie B. Disharoon
                                          Chairman and President


SHARES OF M.S.D.&T. FUNDS, INC. ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED, OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPO-RATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. FOR MORE COMPLETE INFORMATION ON THE M.S.D.&T. FUNDS, INC., INCLUDING CHARGES AND EX-PENSES, PLEASE CALL 1-800-551-2145 TO RECEIVE A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. BISYS FUND SERVICES SERVES AS THE FUNDS' DIS-TRIBUTOR.

(1) Total return and principal value of investments will fluctuate with market changes and shares, when redeemed, may be worth more or less than their origi-nal cost. Figures for the period indicated reflect fee waivers in effect, re-investment of dividends, distributions, and capital gains as well as changes in share price. Fee waivers may result in higher total returns than would oc-cur if full fees were charged. Past performance is not a guarantee of future results.

                                                                            DIVERSIFIED
                           GROWTH &     EQUITY      EQUITY    INTERNATIONAL REAL ESTATE
                          INCOME FUND INCOME FUND GROWTH FUND  EQUITY FUND     FUND
                          ----------- ----------- ----------- ------------- -----------
Total Return for the one
 year ended June 30,
 1998...................     26.14%       N/A         N/A         6.69%         N/A
Annualized Total Return
 for five years ended
 June 30, 1998..........     19.31%       N/A         N/A        10.92%         N/A
Inception Date..........    2/28/91     3/1/98      3/1/98       7/2/93       8/1/97
Average annual total
 return since inception
 to June 30, 1998.......     16.95%     13.49%      25.73%       10.93%        4.40%
                            LIMITED      TOTAL     MARYLAND   INTERMEDIATE   NATIONAL
                           MATURITY     RETURN    TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT
                           BOND FUND   BOND FUND   BOND FUND    BOND FUND    BOND FUND
                           ---------   ---------  ----------  ------------  ----------
Total Return for the one
 year ended June 30,
 1998...................      7.72%       N/A        8.04%         N/A          N/A
Annualized Total Return
 for five years ended
 June 30, 1998..........      5.57%       N/A        5.03%         N/A          N/A
Inception Date..........    3/14/91     3/1/98      6/2/92       3/1/98       3/1/98
Average annual total
 return since inception
 to June 30, 1998.......      6.51%      7.41%       6.20%        3.96%        6.20%

(2) International investing is subject to certain risks, such as currency ex-change rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

(3) Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government and there is no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Figures for the period indicated reflect fee waivers in effect. Fee waivers may result in higher yields than would occur if full fees were charged. Absent fee waivers, the seven-day yields for each Money Market Fund for the 7-day pe-riod ended May 31, 1998 would have been:

      PRIME          GOVERNMENT               TAX-EXEMPT               TAX-EXEMPT (TRUST)
      -----          ----------               ----------               ------------------
      5.14%            5.09%                    3.22%                        3.46%

(4) Taxable Equivalent Yield. Assumes 39.6% tax bracket. A portion of income may be subject to some state and/or local taxes and for certain investors a portion of income may be subject to the Federal alternative minimum tax.

(5) The composition of the Funds' holdings is subject to change.

                      THE M.S.D.&T. GROWTH & INCOME FUND

The overall U.S. equity markets as measured by the S&P 500 Index returned 30.7% for the fiscal year ended May 31, 1998. The Dow Jones Industrial Index, a guide for large capitalization stocks, returned 25.9% for the period. The Growth & Income Fund performed in line with its large-cap orientation and re-turned 29.4% for the fiscal year. The Fund's returns also compared favorably in peer group comparisons.

The Growth & Income Fund has carried minimal cash reserves during the year and has remained well diversified in a blend of issues having both growth and value characteristics. For the fourth consecutive year the U.S. equity markets produced returns well in excess of long-term averages with growth stocks outperforming value stocks.

The Growth & Income Fund has above-market weightings in the Consumer Staples, Healthcare and Technology sectors. It is under-represented in Consumer Cyclicals and Utilities. The top five holdings are Pfizer (4%), Johnson & Johnson (3%), Bristol-Myers Squibb (3%), General Electric (3%) and IBM (3%).

The Growth & Income Fund continues to focus on companies the adviser believes has consistent and superior earnings and dividend growth. The adviser believes that these stocks will generate superior returns even in a deteriorating mar-ket environment. The Fund's profile continues to show a higher dividend yield and lower ratio of price to earnings than is present in the general market.

                        THE M.S.D.&T EQUITY INCOME FUND

The Equity Income Fund commenced operations on March 1, 1998 and has produced a total return of 2.28% for the three months ended May 31, 1998. Over the same time period, the S&P 500 Index returned 4.36% and the Lipper Equity Income Av-erage produced 2.83%. The Fund's performance during its initial three months of operation was led by holdings in DuPont, H.F. Ahmanson, Pfizer, Nordstrom and McDonald's. On the other hand, results were constrained by holdings in Technology (Intel and Electronic Data Services), Electrical Equipment (AMP), and Tobacco (Philip Morris and Gallaher Group).

An increase in the volatility of the domestic stock markets during the spring prompted an effort to modestly increase cash reserves in the Fund. These sales were offset to some extent by cash outflows.

The Equity Income Fund remains broadly diversified and is not overweighted in any particular industry group. The Fund's largest holding is in Energy, which represents about 13% of total Fund assets. The Fund's profile shows a lower price to earnings, price to book, and price to sales ratio, as well as a higher yield, than is available in the general market.

                       THE M.S.D.&T. EQUITY GROWTH FUND

The Fund's investment style is to seek growth, and specifically focuses on those companies offering sustainable increases in earnings. As corroboration, the Fund's average stock has a long-term earnings growth rate that is more than double that of the S&P 500 Index. However, the Fund tends not to pay lofty prices for this growth, with the Fund's average stock priced at a modest premium to the S&P 500 Index on a price-to-earnings ratio. Looking ahead, the Fund will continue with this focus, searching for reasonably priced stocks of companies offering well above average earnings growth.

The Equity Growth Fund's total return since inception on March 1, 1998 through May 31, 1998 is 2.89%, while the S&P 500 Index returned 4.36% and the Lipper Equity Growth Fund Average returned 2.64%. Although broadly diversified, the Fund is concentrated in several sectors with companies offering attractive earnings growth potential. Technology, the Fund's single largest sector, lagged significantly over the latest three-month period as weakness in per-sonal computer sales and renewed Asian economic concerns bruised these stocks. Healthcare also lagged the market as firm specific results hurt several stocks. Offsetting some of this weakness was the Fund's best performing area, Consumer Staples, which benefited as investors sought the perceived safety of this group's recurring revenues.

Specific stocks with strong performance during the quarter include Ericsson, Pioneer Hy-Bred, Home Depot, IBM, and Rubbermaid. Stocks turning in the weak-est results were Teradyne, Electronic Data Systems, Chiron, Smithkline-Beecham, and Genzyme.

                    THE M.S.D.&T INTERNATIONAL EQUITY FUND

For the fiscal year ended May 31, 1998, the International Equity Fund produced a total return of 12.77%. The Fund's benchmark, the MSCI World ex-US Index, gained 6.71% over the same period. Currency problems played a major role in the disappointing performance of the emerging markets as well as the developed markets of the Pacific Basin. European markets, on the other hand, enjoyed ex-ceptionally strong performance.

The Japanese market continued to struggle throughout the fiscal year. The mar-ket's weakness was a response to a very poor economy and ongoing problems in the banking sector. Currency devaluation in many of its neighboring countries set off a wave of higher interest rates, higher inflation, economic recession and corporate insolvency throughout the region. At fiscal year end, the Fund's Pacific Basin exposure was concentrated in defensive stocks such as utilities and Japanese blue chip stocks, which may benefit from the weaker yen.

Latin American stocks also fell during the year ended May 31, 1998. The impact of the Asian currency crisis led to falls in many of the region's currencies and subsequent declines in the equity markets, although government privatizations are acting as the incentive to many investors. Eastern European markets had mixed performance during the year. Political upheaval in Russia created problems during early 1998 although the region was up 8.04% in U.S. dollar terms for the one-year period.

Continental European stocks had an extremely positive year. The adviser be-lieves the move toward the European Monetary Union was one major reason for the strong performance, as countries worked to meet the criteria for inclu-sion. Corporate restructuring was also a major theme, particularly in the fi-nancial, pharmaceutical and chemical industries.

                  THE M.S.D.&T. DIVERSIFIED REAL ESTATE FUND

The Diversified Real Estate Fund began operations on August 1, 1997. The Fund's total return for the ten-months since inception was 4.31%. The total return for the benchmark Wilshire Real Estate Index for the same ten-month pe-riod was 3.66%.

REITs performed very well in 1997 with total returns in many property types above 20%. This performance has not extended into 1998, even though the under-lying real estate market fundamentals continue to improve.

The under-performance of the REIT sector is related to this relatively small sector's continued need for capital. Total REIT market capitalization grew by 14% in the first five months of 1998 and raised almost $19 billion in new debt and equity capital. Much of the new capital was raised directly through Unit Investment Trusts, where the shares bypass the secondary markets thus reducing the amount of capital available for share purchases on the open market. An ad-ditional contributing factor to the poor performance of REITs has been govern-ment statements raising concern over their tax status. The adviser believes that the government will concern itself with only the few paired share REITs and with certain private REITs established by corporations solely to avoid taxes.

The investment adviser believes that REITs will continue to represent an in-creasing percentage of real estate ownership. The adviser also believes that improving real estate market fundamentals will lead to growth and increasingly attractive dividend yields. This in turn should have a positive impact on REIT values.

                   THE M.S.D.&T. LIMITED MATURITY BOND FUND

Fixed income markets enjoyed strong returns for the fiscal year ended May 31, 1998. Interest rates declined between 70 and 100 basis points across the Trea-sury yield curve as fixed income investors sought to lock-in attractive yields over and above the inflation rate. Investors were heartened by the approximate 100 basis point decline in the inflation rate, which makes fixed income in-vestments more attractive.

The Fund enjoyed a healthy 8.15% total return over the period, as income was supplemented with capital appreciation. The benchmark Lehman Intermediate Government/Corporate Bond Index returned 8.84% over the same period. The Index's longer maturity structure in a declining interest rate environment led to its stronger return over this period.

During the year, the Fund continued to emphasize high quality investments, with modest exposure to credits rated below "AA." Holdings in the Finance sec-tor and asset-backed securities were increased while the Industrial sector and mortgage-backed securities were reduced. Average maturity was shortened from
3.7 to 2.2 years by fiscal year end, primarily by reducing the exposure within the five- to ten-year maturity range.

Toward the end of the fiscal year, two operating parameters were changed for the Fund. First, minimum acceptable credit rating at the time of investment has been broadened to include BAA/BBB which should aid in increasing the yield to shareholders. Secondly, the Fund's minimum portfolio average life has been reduced to two years. This change should aid in protecting capital values in periods of rising interest rates.

                     THE M.S.D.&T. TOTAL RETURN BOND FUND

The Total Return Bond Fund began operations on March 1, 1998. During the three months ended May 31, 1998, yields on U.S. Treasury bonds have traded within a fairly narrow range. The Fund recorded a 1.69% total return for the period while its benchmark, the Lehman Brothers Aggregate Bond Index, posted 1.82% for the same time frame.

The Fund's current investments emphasize mortgage-backed pass-through, asset-backed, and short-term reserve securities vis-a-vis the unmanaged Lehman Ag-gregate Index. Holdings of U.S. Treasury's and corporate bonds are relatively underweighted to the benchmark. In addition, the Fund holds several invest-ments in Brady bonds of Latin American countries which are not included in the Lehman Index. In an environment where it is anticipated that bond prices will continue in a narrow trading range, the emphasis in the portfolio is to in-crease the Fund's yield.

As the new fiscal year progresses, it is the adviser's forecast that the ef-fects of the Asian crisis, which have been very supportive to the bond market, will diminish. Rather, the focus of bond buyers will most likely return to the underlying strength of the domestic economy. The Total Return Bond Fund's av-erage maturity is currently 6.8 years, approximately 80% of the Lehman Aggre-gate Index's 8.6 years, in anticipation of rising interest rates. The adviser anticipates a strategy focusing on producing a competitive income return while protecting principal values in what could become a hostile financial market environment.

                  THE M.S.D.&T. MARYLAND TAX-EXEMPT BOND FUND

For the fiscal year ended May 31, 1998, the Maryland Tax-Exempt Bond Fund re-corded a total return of 9.03% while its benchmark, the Lehman Brothers Munic-ipal Bond Index, posted 9.38%. The slight under-performance can best be at-tributed to the higher credit quality (and thus lower yields) in Maryland credits when compared to the overall national market. It is the adviser's ex-pectation that Maryland municipal debt will be a strong performer in fiscal year 1999 due to the solid economic and financial condition of the various is-suers. In anticipation of rising interest rates later this year, the weighted average life of the Fund will remain slightly shorter than that of the unman-aged Lehman Brothers Municipal Bond Index.

   THE M.S.D.&T. NATIONAL TAX-EXEMPT AND INTERMEDIATE TAX-EXEMPT BOND FUNDS

The National Tax-Exempt and Intermediate Tax-Exempt Bond Funds commenced oper-ations on March 1, 1998. For the three months ended May 31, 1998, the National Tax-Exempt Bond Fund recorded a total return of 1.64% while its benchmark, the Lehman Brothers Municipal Bond Index, returned 1.21%. In the same time period, the Intermediate Tax-Exempt Bond Fund recorded a total return of 1.07% while its benchmark, the Lehman Brothers 7-Year Municipal Bond Index, returned 0.88%.

During this time period, the municipal market traded within a fairly narrow range following its U.S. Treasury counterpart. The overall financial health of the nation's municipalities continued to improve as a result of the strong economy. New issuance volume was heavy as evidenced by the $3.4 billion Long Island Power Authority offering in May, the largest deal in municipal bond market history.

The investment adviser believes that bond prices will continue in a narrow trading range and a defensive posture should be taken as the new fiscal year progresses. It is also the adviser's intention to increase the Funds' diversi-fication by reducing the initial concentration in Maryland issues and rein-vesting among other high quality issues. The weighted average life of the Na-tional Tax-Exempt Bond Fund remains slightly shorter than that of the unman-aged Lehman Brothers Municipal Bond Index whereas the Intermediate Tax-Exempt Bond Fund will be gradually extended to include higher-yielding securities in the five- and ten-year sector of the market.

            Comparison of Change in Value of $10,000 Investment In M.S.D.&T. Growth & Income Fund ans the S&P 500 Stock Index


                           [LINE GRAPH APPEARS HERE]


   Average Annual
    Total Return
 as of May 31, 1998
--------------------
       1 Year
--------------------
       29.40%
--------------------
       5 Year
--------------------
       18.48%
--------------------
       Since
     Inception
     (2/28/91)
--------------------
       16.79%
--------------------



                            M.S.D.&T. GROWTH              S&P 500
DATE                          & INCOME FUND             STOCK INDEX
----                       --------------------         ------------
NOV 90                          $10,000                   $10,000
MAY 91                           10,686                    10,707
NOV 91                           10,426                    10,473
MAY 92                           11,709                    11,765
NOV 92                           12,160                    12,403
MAY 93                           13,204                    13,127
NOV 93                           13,292                    13,652
MAY 94                           13,320                    13,685
NOV 94                           13,568                    13,811
MAY 95                           15,480                    16,668
NOV 95                           16,792                    19,150
MAY 96                           18,150                    21,408
NOV 96                           20,734                    24,486
MAY 97                           23,837                    27,350
NOV 97                           27,245                    31,067
MAY 98                           30,845                    35,748


           Past performance is not predictive of future performance.



            Comparison of Change in Value of $10,000 Investment In
             M.S.D.&T. Equity Income Fund and the S&P 500 Stock Index


                           [LINE GRAPH APPEARS HERE]

    Total Return
 as of May 31, 1998
--------------------
       Since
     Inception
     (3/1/98)
--------------------
      2.28%
--------------------

                                                      LEHMAN 7-YEAR
                          M.S.D.& T. EQUITY              MUNICIPAL
DATE                         INCOME FUND                 BOND INDEX
----                    ----------------------        ----------------
FEB 98                         $10,000                    $10,000
MAR 98                          10,390                     10,512
APR 98                          10,482                     10,618
MAY 98                          10,228                     10,436


           Past performance is not predictive of future performance.

The S&P 500 Stock Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.

The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

            Comparison of Change In Value of $10,000 Investment In M.S.D.&T. Equity Growth Fund and the S&P 500 Stock Index

                           [LINE GRAPH APPEARS HERE]

   Total Return
as of May 31, 1998
------------------
       Since
     Inception
     (3/1/98)
------------------
       2.89%
------------------

                           M.S.D.&T. EQUITY                S&P 500
      DATE                   GROWTH FUND                 STOCK INDEX
      ----                 ----------------              -----------
      FEB 98                  $10,000                      $10,000
      MAR 98                  $10,340                      $10,512
      APR 98                  $10,586                      $10,618
      MAY 98                  $10,289                      $10,436

           Past performance is not predictive of future performance.



            Comparison of Change in Value of $10,000 Investment In
                  M.S.D.&T. International Equity Fund and the
                            MSCI World ex-US Index

                           [LINE GRAPH APPEARS HERE]

Average Annual Total Return
  as of May 31, 1998
---------------------------
                 Since
1 Year         Inception
                (7/2/93)
---------------------------
12.77%           11.37%
---------------------------


                     M.S.D.&T. INTERNATIONAL               MSCI WORLD
   DATE                   EQUITY FUND                      EX-US INDEX
   ----              -----------------------               -----------
   MAY 93                         --                              --
   NOV 93                    $10,502                         $10,031
   MAY 94                    $11,898                         $11,536
   NOV 94                    $11,811                         $11,518
   MAY 95                    $11,996                         $12,105
   NOV 95                    $12,389                         $12,410
   MAY 96                    $13,707                         $13,438
   NOV 96                    $14,211                         $13,891
   MAY 97                    $15,052                         $14,452
   NOV 97                    $14,558                         $13,602
   MAY 98                    $16,974                         $15,422

           Past performance is not predictive of future performance.


The S&P 500 Stock Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The MSCI World ex-US Index is an unmanaged index of foreign securities that reflects the strategic emerging markets allocation.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.

The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

            Comparison of Change in Value of $10,000 Investment In
              M.S.D.&T. Diversified Real Estate Fund and the
                          Wilshire Real Estate Index


                           [LINE GRAPH APPEARS HERE]

    Total Return
 as of May 31, 1998
--------------------
             Since
6 mon      Inception
            (8/1/97)
--------------------
-1.95%       4.31%
--------------------

                         M.S.D.&T. DIVERSIFIED         WILSHIRE REAL
DATE                       REAL ESTATE FUND             ESTATE INDEX
----                       ----------------             -------------
JUL 97                         $10,000                    $10,000
AUG 97                           9,970                      9,926
SEP 97                          10,800                     10,905
OCT 97                          10,468                     10,441
NOV 97                          10,639                     10,651
DEC 97                          10,842                     10,889
JAN 98                          10,627                     10,735
FEB 98                          10,525                     10,598
MAR 98                          10,688                     10,806
APR 98                          10,472                     10,466
MAY 98                          10,431                     10,366

           Past performance is not predictive of future performance.


            Comparison of Change in Value of $10,000 Investment In
               M.S.D.&T. Limited Maturity Bond Fund and the
                      Lehman G/C Intermediate Bond Index


                           [LINE GRAPH APPEARS HERE]


Average Annual Total Return
    as of May 31, 1998
----------------------------
                     Since
 1 Year    5 Year  Inception
                    3/14/91
----------------------------
  8.15%     5.70%    6.82%
----------------------------

                                                         LEHMAN G/C
                           M.S.D.&T. LIMITED            INTERMEDIATE
DATE                       MATURITY BOND FUND            BOND INDEX
----                       ------------------           -----------
FEB 91                          $   --                    $   --
AUG 91                           10,387                    10,488
FEB 92                           10,907                    11,122
AUG 92                           11,506                    11,864
FEB 93                           11,891                    12,408
AUG 93                           12,280                    12,960
FEB 94                           12,305                    12,984
AUG 94                           12,275                    12,916
FEB 95                           12,623                    13,267
AUG 95                           13,387                    14,138
FEB 96                           13,844                    14,692
AUG 96                           13,818                    14,765
FEB 97                           14,437                    15,427
AUG 97                           14,913                    16,012
FEB 98                           15,542                    16,749
MAY 98                           15,776                    17,011

           Past performance is not predictive of future performance.

The Wilshire Real Estate Index is an unmanaged index generally representative of the U.S. REIT market.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unman-aged index generally representative of the performance of intermediate term government and corporate bonds.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.

The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

            Comparison of Change in Value of $10,000 Investment In
                   M.S.D.&T. Total Return Bond Fund and the
                          Lehman Aggregate Bond Index

   Total Return
as of May 31, 1998
------------------
     Since
   Inception
   (3/1/98)
------------------
     1.69%


                           [LINE GRAPH APPEARS HERE]

                                                      LEHMAN
                       M.S.D.&T. TOTAL               AGGREGATE
DATE                   RETURN BOND FUND             BOND INDEX
----                   ----------------            ------------
FEB 98                    10,000                      10,000
MAR 98                    10,040                      10,034
APR 98                    10,089                      10,087
MAY 98                    10,169                      10,182



           Past performance is not predictive of future performance.


            Comparison of Change in Value of $10,000 Investment In
                M.S.D.&T. Maryland Tax-Exempt Bond Fund and the
                          Lehman Municipal Bond Index




                           [LINE GRAPH APPEARS HERE]


Average Annual Total Return
    as of May 31, 1998
---------------------------
                    Since
 1 Year   5 Year  Inception
                   6/2/92
---------------------------
 9.03%    5.39%     6.24%




                                                      LEHMAN
                        M.S.D.&T. MARYLAND           MUNICPAL
DATE                   TAX-EXEMPT BOND FUND         BOND INDEX
----                   --------------------        ------------
MAY 92                           --                       --
NOV 92                       10,281                   10,348
MAY 93                       10,939                   11,012
NOV 93                       11,462                   11,494
MAY 94                       11,154                   11,284
NOV 94                       10,681                   10,890
MAY 95                       11,877                   12,312
NOV 95                       12,372                   12,949
MAY 96                       12,213                   12,874
NOV 96                       12,914                   13,711
MAY 97                       13,186                   13,942
NOV 97                       13,888                   14,695
MAY 98                       14,377                   15,250



           Past performance is not predictive of future performance.


The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indexes.
The Lehman Municipal Bond Index is an unmanaged index generally representative of the total return of outstanding municipal bonds.
The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.
The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

            Comparison of Change in Value of $10,000 Investment In
             M.S.D.&T. Intermediate Tax-Exempt Bond Fund and the
                      Lehman 7-Year Municipal Bond Index


                           [LINE GRAPH APPEARS HERE]

    Total Return
 as of May 31, 1998
--------------------
       Since
     Inception
     (3/1/98)
--------------------
      1.07%
--------------------

                                                      LEHMAN 7-YEAR
                        M.S.D.&T. INTERMEDIATE           MUNICIPAL
DATE                     TAX-EXEMPT BOND FUND            BOND INDEX
----                    ----------------------        ----------------
FEB 98                         $10,000                    $10,000
MAR 98                          10,043                     10,001
APR 98                          10,035                      9,942
MAY 98                          10,107                     10,089


           Past performance is not predictive of future performance.



            Comparison of Change in Value of $10,000 Investment In
               M.S.D.&T. National Tax-Exempt Bond Fund and the
                          Lehman Municipal Bond Index


                           [LINE GRAPH APPEARS HERE]


    Total Return
 as of May 31, 1998
--------------------
       Since
     Inception
     (3/1/98)
--------------------
      1.64%
--------------------


                                                           LEHMAN
                            M.S.D.&T. NATIONAL            MUNICIPAL
DATE                       TAX-EXEMPT BOND FUND          BOND INDEX
----                       --------------------         ------------
FEB 98                          $10,000                   $10,000
MAR 98                           10,069                    10,009
APR 98                           10,026                     9,964
MAY 98                           10,164                    10,121


           Past performance is not predictive of future performance.


The Lehman 7-Year Municipal Bond Index is an unmanaged index generally repre-sentative of the total return of outstanding municipal bonds with remaining maturities of 7 years or less.

The Lehman Municipal Bond Index is an unmanaged index generally representative of the total return of outstanding municipal bonds.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.

The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             M.S.D.&T. FUNDS, INC.
                            PRIME MONEY MARKET FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                             -----     -----
AGENCY OBLIGATIONS -- 3.4%
FEDERAL HOME LOAN BANK -- 2.5%
Floating Rate Notes**
 5.60%, 06/05/98..........................................  $11,000 $ 10,998,763
                                                                    ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.9%
Notes
 5.95%, 06/19/98..........................................    4,000    3,999,905
                                                                    ------------
 TOTAL AGENCY OBLIGATIONS
 (Cost $14,998,668).......................................            14,998,668
                                                                    ------------
BANKERS' ACCEPTANCES -- 3.8%
Wachovia Bank, N.A.
 5.48%, 06/15/98..........................................   13,000   12,972,296
Northern Trust Co.
 5.50%, 06/29/98..........................................    4,200    4,182,033
                                                                    ------------
 TOTAL BANKERS' ACCEPTANCES
 (Cost $17,154,329).......................................            17,154,329
                                                                    ------------
CERTIFICATES OF DEPOSIT -- 32.8%
DOMESTIC -- 7.8%
CoreStates Bank N.A.**
 5.60%, 06/05/98..........................................   10,000   10,000,000
First National Bank of Chicago
 5.54%, 07/28/98..........................................   10,000   10,000,157
 5.56%, 08/14/98..........................................   10,000   10,000,000
Morgan Guaranty Trust Co.
 5.80%, 07/28/98..........................................    5,000    5,000,118
                                                                    ------------
                                                                      35,000,275
                                                                    ------------
EURODOLLAR -- 1.8%
Morgan Guaranty Trust Co. N.Y.
 5.52%, 06/25/98..........................................    8,000    8,000,052
                                                                    ------------
YANKEE -- 23.2%
ABN AMRO N.A. Finance
 5.50%, 02/02/99..........................................    7,000    6,991,816
Bank of America
 5.53%, 06/29/98..........................................   10,000   10,000,077
 5.52%, 07/13/98..........................................   10,000   10,000,000
Bank of Montreal
 5.55%, 07/21/98..........................................   10,000   10,000,000
 5.56%, 08/21/98..........................................   10,000   10,000,000
Canadian Imperial Bank of Canada
 5.52%, 08/20/98..........................................   10,000   10,000,000
 5.57%, 08/27/98..........................................   10,000   10,000,238
Rabobank Netherlands
 5.53%, 06/18/98..........................................   12,000   12,000,000
 5.50%, 08/03/98..........................................    8,000    7,999,818
Swiss Bank Corp.
 5.88%, 11/18/98..........................................    7,000    7,000,000
 5.69%, 01/07/99..........................................   10,000    9,992,727
                                                                    ------------
                                                                     103,984,676
                                                                    ------------
 TOTAL CERTIFICATES OF DEPOSIT
 (Cost $146,985,003)......................................           146,985,003
                                                                    ------------
COMMERCIAL PAPER -- 45.4%
BANKS -- 5.8%
SunTrust Banks, Inc.
 5.51%, 07/21/98..........................................   10,000    9,923,472
Toronto Dominion Holdings
 5.47%, 06/08/98..........................................    8,000    7,991,491
Wachovia Corp.
 5.50%, 06/01/98..........................................    8,000    8,000,000
                                                                    ------------
                                                                      25,914,963
                                                                    ------------
CHEMICALS -- 1.8%
E.I. duPont deNemours & Co.
 5.45%, 06/04/98..........................................    8,000    7,996,367
                                                                    ------------
CONSUMER GOODS -- 1.8%
Procter & Gamble Co.
 5.43%, 06/03/98..........................................    8,200    8,197,526
                                                                    ------------
DIVERSIFIED -- 1.3%
Minnesota Mining and Manufacturing
 5.37%, 06/09/98..........................................    6,000    5,992,840
                                                                    ------------
FINANCE -- 18.1%
Associates Corp. N.A.
 5.49%, 08/25/98..........................................   12,000   11,844,450
CIT Group Holdings Inc.
 5.50%, 08/24/98..........................................   11,000   10,858,833
General Electric Capital Corp.
 5.51%, 08/10/98..........................................   10,000    9,892,861
 5.50%, 08/19/98..........................................   10,000    9,879,306
KFW International Financial Inc.
 5.49%, 07/28/98..........................................   10,000    9,913,075

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            PRIME MONEY MARKET FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                             -----     -----
COMMERCIAL PAPER -- CONTINUED
FINANCE -- CONTINUED
Merrill Lynch & Co.
 5.51%, 06/24/98..........................................  $ 8,000 $  7,971,838
 5.49%, 07/02/98..........................................   10,000    9,952,725
Morgan Stanley Dean Witter
 5.51%, 07/17/98..........................................   11,000   10,922,554
                                                                    ------------
                                                                      81,235,642
                                                                    ------------
PETROLEUM -- 1.8%
Chevron Transport Corp.***
 5.49%, 07/08/98..........................................    8,000    7,954,860
                                                                    ------------
PHARMACEUTICALS -- 3.3%
Pfizer Inc.
 5.50%, 06/01/98..........................................   15,000   15,000,000
                                                                    ------------
TECHNOLOGY -- 2.7%
Motorola, Inc.
 5.51%, 07/24/98..........................................   12,000   11,902,657
                                                                    ------------
UTILITIES -- GAS -- 1.8%
Southern Cal Gas Co.
 5.49%, 06/24/98..........................................    8,000    7,971,940
                                                                    ------------
UTILITIES -- ELECTRIC -- 7.0%
Jacksonville Electric Authority, Florida
 5.53%, 06/08/98..........................................    9,576    9,576,000
TECO Finance Corp.
 5.45%***, 07/06/98.......................................    7,000    6,962,910
 5.52%, 07/24/98..........................................    5,100    5,058,554
 5.52%, 07/28/98..........................................   10,000    9,912,600
                                                                    ------------
                                                                      31,510,064
                                                                    ------------
 TOTAL COMMERCIAL PAPER
 (Cost $203,676,859)......................................           203,676,859
                                                                    ------------
CORPORATE BONDS -- 2.2%
FINANCIAL SERVICES
Associates Corp. N.A.
 6.38%, 08/15/98..........................................    5,000    5,004,637
Norwest Financial Inc.
 6.25%, 03/15/99..........................................    5,000    5,027,778
                                                                    ------------
 TOTAL CORPORATE BONDS
 (Cost $10,032,415).......................................            10,032,415
                                                                    ------------
REPURCHASE AGREEMENTS -- 12.5%
BANK OF AMERICA
 (Agreement dated 05/29/98 to be repurchased at
  $18,008,265 collateralized by $16,545,000 (Value
  $18,387,787.89) U.S. Treasury Notes, 7.00%, due
  07/15/06) 5.51%, 06/01/98...............................  18,000    18,000,000
J.P. MORGAN SECURITIES, INC.
 (Agreement dated 05/29/98 to be repurchased at
  $18,008,280 collateralized by $16,981,000 (Value
  $18,463,722) U.S. Treasury Bonds, 6.50%, due 11/15/26)
  5.52%, 06/01/98.........................................  18,000    18,000,000
MORGAN STANLEY & CO., INC.
 (Agreement dated 05/29/98 to be repurchased at
  $20,187,705 collateralized by $20,420,000 (Value
  $20,614,628) U.S. Treasury Notes, 5.75%, due 10/31/02)
  5.47%, 06/01/98.........................................  20,179    20,178,507
                                                                    ------------
TOTAL REPURCHASE AGREEMENTS
 (Cost $56,178,507).......................................            56,178,507
                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES -- 100.1%
 (Cost $449,025,781*)..........   449,025,781
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (0.1)%..............      (275,184)
                                -------------
NET ASSETS -- 100.0%
 (equivalent to $1.00 per share
 based on 448,859,423 shares
 outstanding).................. $ 448,750,597
                                =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($448,750,597 / 448,859,423)..         $1.00
                                        =====

--------
*  Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1998 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.
*** Security was purchased pursuant to Section 4(2) of the Securities Act of 1933 and may be resold only to qualified buyers.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         GOVERNMENT MONEY MARKET FUND
                            STATEMENT OF NET ASSETS
                                 MAY 31, 1998

                                                           PAR
                                                          (000)     VALUE
                                                          -----     -----
AGENCY OBLIGATIONS -- 72.9%
FEDERAL HOME LOAN BANK -- 21.9%
Discount Notes
 5.38%, 07/21/98.......................................  $15,000 $ 14,887,813
 5.28%, 08/14/98.......................................   11,400   11,276,272
Floating Rate Notes**
 5.56%, 06/02/98.......................................   10,000    9,994,586
 5.60%, 06/08/98.......................................    6,000    5,999,326
 5.43%, 06/08/98.......................................   10,000    9,995,932
 5.60%, 06/08/98.......................................   15,500   15,490,518
Notes
 5.625%, 09/23/98......................................   13,000   13,000,000
 5.435%, 02/02/99......................................    5,000    4,997,109
                                                                 ------------
                                                                   85,641,556
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 22.7%
Discount Notes
 5.41%, 06/05/98.......................................   25,000   24,984,986
 5.41%, 06/12/98.......................................   14,000   13,976,857
 5.31%, 07/02/98.......................................   10,000    9,954,275
 5.28%, 07/06/98.......................................   11,000   10,943,533
 5.40%, 07/22/98.......................................   12,000   11,908,200
Floating Rate Notes**
 5.46%, 06/30/98.......................................   15,000   14,992,144
Notes
 5.95%, 06/19/98.......................................    2,000    1,999,953
                                                                 ------------
                                                                   88,759,948
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 25.7%
Discount Notes
 5.40%, 06/11/98.......................................   10,000    9,985,000
 5.41%, 06/12/98.......................................   10,000    9,983,469
 5.40%, 07/02/98.......................................    9,175    9,132,336
 5.40%, 07/17/98.......................................   15,000   14,896,500
 5.42%, 07/24/98.......................................   10,000    9,920,206
 5.40%, 07/27/98.......................................   10,000    9,916,000
 5.39%, 08/07/98 ......................................   10,000    9,899,686
 5.40%, 08/27/98.......................................   12,000   11,843,400
Floating Rate Notes**
 5.58%, 06/08/98.......................................   15,000   14,994,082
                                                                 ------------
                                                                  100,570,679
                                                                 ------------
STUDENT LOAN MARKETING ASSOCIATION -- 2.6%
Floating Rate Notes**
 5.38%, 06/08/98.......................................   10,000    9,989,871
                                                                 ------------
                                                                    9,989,871
                                                                 ------------
 TOTAL AGENCY OBLIGATIONS
 (Cost $284,962,054)...................................           284,962,054
                                                                 ------------
REPURCHASE AGREEMENTS -- 27.4%
BANK OF AMERICA
 (Agreement dated 05/29/98 to be repurchased at
  $35,016,071 collateralized by $32,170,000 (Value
  $35,753,106) U.S. Treasury Notes, 7.0%, due 07/15/06)
  5.51%, 06/01/98........................................ 35,000   35,000,000
J.P. MORGAN SECURITIES, INC.
 (Agreement dated 05/29/98 to be repurchased at
  $35,016,100 collateralized by $28,306,000 (Value
  $35,849,011) U.S. Treasury Bonds, 8.0%, due 11/15/21)
  5.52%, 06/01/98........................................ 35,000   35,000,000
MORGAN STANLEY & CO., INC.
 (Agreement dated 05/29/98 to be repurchased at
  $27,189,866 collateralized by $27,500,000 (Value
  $27,762,109) U.S. Treasury Notes, 5.75%, due 10/31/02)
  5.47%, 06/01/98........................................ 27,177   27,177,478
WACHOVIA BANK N.A.
 (Agreement dated 05/29/98 to be repurchased at
  $10,004,600 collateralized by $9,586,000 (Value
  $10,196,521) U.S. Treasury Notes, 8.875%, due 05/15/00)
  5.52%, 06/01/98........................................ 10,000   10,000,000
                                                                 ------------
 TOTAL REPURCHASE AGREEMENTS
 (Cost $107,177,478).....................................         107,177,478
                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES -- 100.3%
 (Cost $392,139,532*)........................................     392,139,532
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%..............      (1,006,329)
                                                                 ------------
NET ASSETS -- 100.0%
 (equivalent to $1.00 per share based on 391,259,409 shares
 outstanding)................................................    $391,133,203
                                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($391,133,203 / 391,259,409)................................           $1.00
                                                                        =====

--------
*  Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1998 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          TAX-EXEMPT MONEY MARKET FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                            PAR
                                                           (000)      VALUE
                                                           -----      -----
COLORADO -- 0.6%
Colorado State TRAN
 4.00%, 06/26/98........................................ $     500 $   500,056
                                                                   -----------
FLORIDA -- 6.2%
Jacksonville Electric Authority, TECP, LA: Morgan
 Guaranty Trust Co. NY
 3.70%, 08/11/98........................................     2,000   2,000,000
Volusia County Health Facilities, VRDN, Pooled Hospital
 Learning Program, SPA: SunTrust Bank**
 3.90%, 06/05/98........................................     3,600   3,600,000
                                                                   -----------
                                                                     5,600,000
                                                                   -----------
GEORGIA -- 3.6%
Bartow County Development Authority, PCR, VRDN, Georgia
 Power Co., PLT Bowen Project**
 3.95%, 06/01/98........................................     1,500   1,500,000
Burke County, Development Authority, PCR, VRDN, Georgia
 Power Co.**
 3.95%, 06/01/98........................................     1,700   1,700,000
                                                                   -----------
                                                                     3,200,000
                                                                   -----------
HAWAII -- 1.1%
Hawaii State, GO,
 Prerefunded @ 101.5
 7.10%, 06/01/98........................................     1,000   1,015,000
                                                                   -----------
ILLINOIS -- 6.9%
Illinois Educational Facilities, VRDN, Northwestern
 University, LIC: Northern Trust Co.**
 3.80%, 06/16/98........................................     2,100   2,100,000
 3.60%, 07/09/98........................................     1,600   1,600,000
North Carolina Eastern Municipal Power Agency, TECP,
 LOC: Canadian Imperial Bank
 3.50%, 06/11/98........................................     2,500   2,500,000
                                                                   -----------
                                                                     6,200,000
                                                                   -----------
INDIANA -- 2.1%
City of Mount Vernon, TECP, PCR, General Electric Co.
 3.65%, 07/06/98........................................     1,860   1,860,000
                                                                   -----------
KANSAS -- 3.7%
Kansas State, VRDN, Department of Transportation Highway
 Revenue, LA: Kansas State Pooled Money Investment
 Board**
 4.20%, 06/05/98........................................     3,300   3,300,000
                                                                   -----------
KENTUCKY -- 2.9%
Trimble County, TECP, PCR, Louisville Gas & Electric
 3.60%, 07/08/98........................................     2,650   2,650,000
                                                                   -----------
LOUISIANA -- 4.4%
Plaquemine Parish Port & Harbor Terminal District, TECP,
 TECO Energy, Inc.
 3.65%, 08/07/98........................................     4,000   4,000,000
                                                                   -----------
MARYLAND -- 0.6%
Montgomery County, Parking Authority, RB, Bethesda
 Parking Lot, Prerefunded @ 100
 7.00%, 06/01/98........................................       500     500,000
                                                                   -----------
MICHIGAN -- 5.0%
University of Michigan, VRDN, Hospital Revenue**
 4.00%, 06/01/98........................................     4,500   4,500,000
                                                                   -----------
MINNESOTA -- 7.8%
Minneapolis, GO, Special School District
 3.85%, 06/05/98........................................     4,000   4,000,000
City of Rochester, TECP, Mayo Foundation/Mayo Clinic
 3.75%, 07/14/98........................................     3,000   3,000,000
                                                                   -----------
                                                                     7,000,000
                                                                   -----------
MISSISSIPPI -- 1.7%
Jackson County, VRDN, Port Facilities, Chevron USA
 Inc.**
 4.05%, 06/01/98........................................     1,500   1,500,000
                                                                   -----------
MISSOURI -- 2.1%
Missouri State Health & Educational Facilities, VRDN,
 Washington University Project, SPA: Morgan Guaranty
 Trust Co. NY**
 3.85%, 06/05/98........................................     1,850   1,850,000
                                                                   -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          TAX-EXEMPT MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                             PAR
                                                            (000)      VALUE
                                                            -----      -----
NORTH CAROLINA -- 6.4%
City of Durham, VRDN, COP, SPA: Wachovia Bank N.A.**
 3.70%, 06/05/98........................................  $   2,800 $ 2,800,000
City of Winston-Salem, VRDN, COP, SPA: Wachovia Bank
 N.A.**
 3.85%, 06/05/98........................................      3,000   3,000,000
                                                                    -----------
                                                                      5,800,000
                                                                    -----------
OHIO -- 1.7%
Cuyahoga County, VRDN, Hospital Revenue, Cleveland
 Clinic**
 3.90%, 06/05/98........................................      1,500   1,500,000
                                                                    -----------
OREGON -- 4.4%
State of Oregon, GO, VRDN, Veterans Welfare Board, LOC:
 Morgan Guaranty Trust Co. NY**
 3.85%, 06/05/98........................................      4,000   4,000,000
                                                                    -----------
PENNSYLVANIA -- 3.3%
Pennsylvania State TAN
 4.50%, 06/30/98........................................      3,000   3,001,840
                                                                    -----------
SOUTH CAROLINA -- 2.0%
York County, PCR, TECP,
 Duke Power Project
 3.30%, 06/08/98........................................      1,800   1,800,000
                                                                    -----------
TENNESSEE -- 2.9%
Tennessee State, VRDN, BAN, SPA: Tennsessee State
 Retirement System**
 3.90%, 06/05/98........................................      2,600   2,600,000
                                                                    -----------
TEXAS -- 14.4%
City of Austin, TECP, LOC: Morgan Guaranty Trust Co. NY
 3.50%, 06/10/98........................................      1,150   1,150,000
Harris County, Health Facilities Development, VRDN,
 Methodist Hospital, SPA: Morgan Guaranty Trust Co. NY**
 4.00%, 06/01/98........................................      2,500   2,500,000
Harris County, Health Facilities Development, VRDN, St.
 Luke's Episcopal Hospital Project, SPA: Morgan Guaranty
 Trust Co. NY**
 4.05%, 06/01/98.........................................      3,750   3,750,000
San Antonio Electric & Gas, RB
 7.00%, 02/01/99.........................................      1,500   1,533,873
State of Texas, TRAN
 4.75%, 08/31/98.........................................      4,000   4,008,934
                                                                     -----------
                                                                      12,942,807
                                                                     -----------
UTAH -- 3.3%
Intermountain Power Agency
 Utah Power, TECP, LOC:
 Bank of America
 3.90%, 06/08/98.........................................      3,000   3,000,000
                                                                     -----------
VIRGINIA -- 3.7%
Fairfax County Hospital Association, IDA, VRDN,
 Inova Health System, SPA:
 Credit Suisse**
 3.75%, 06/05/98.........................................      1,800   1,800,000
Henrico County, Virginia State Public School Authority,
 Prerefunded @ 101
 6.75%, 01/15/99.........................................      1,500   1,544,185
                                                                     -----------
                                                                       3,344,185
                                                                     -----------
WISCONSIN -- 4.5%
State of Wisconsin, GO
 4.50%, 06/15/98.........................................      2,000   2,000,722
 6.50% Prerefunded @ 101, 05/01/99.......................      2,000   2,069,181
                                                                     -----------
                                                                       4,069,903
                                                                     -----------
 TOTAL MUNICIPAL BONDS
 (Cost $85,733,791)......................................             85,733,791
                                                                     -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          TAX-EXEMPT MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                           NUMBER OF
                                                            SHARES       VALUE
                                                           ---------     -----
INVESTMENT COMPANIES -- 4.2%
Goldman Sachs Financial Square Tax-Free Money Market
 Fund....................................................  1,661,816 $ 1,661,816
Municipal Fund for Temporary Investments -- MuniFund.....  2,150,512   2,150,512
                                                                     -----------
 TOTAL INVESTMENT COMPANIES
 (Cost $3,812,328).......................................              3,812,328
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES -- 99.5%
 (Cost $89,546,119*)................................................  89,546,119
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%.......................     418,485
                                                                     -----------
NET ASSETS -- 100.0%
 (equivalent to $1.00 per share based on 89,972,404 shares
  outstanding)...................................................... $89,964,604
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($89,964,604 / 89,972,404).........................................       $1.00
                                                                           =====

--------
 * Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1998 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      TAX-EXEMPT MONEY MARKET FUND (TRUST)
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                             PAR
                                                            (000)      VALUE
                                                            -----      -----
COLORADO -- 2.6%
Colorado State TRAN
 4.00%, 06/26/98........................................  $   1,500 $ 1,500,168
                                                                    -----------
FLORIDA -- 3.4%
Volusia County Health Facilities, VRDN, Aces-Pooled
 Hospital Learning Program, SPA:
 SunTrust Bank**
 3.90%, 06/07/98........................................      2,000   2,000,000
                                                                    -----------
GEORGIA -- 1.8%
Bartow County Development Authority, PCR, VRDN, Georgia
 Power Co. PLT Bowen Project**
 3.95%, 06/01/98........................................        500     500,000
Downtown Savannah Authority, RB, Chatham County House
 Renovation Improvement, Prerefunded @ 102
 6.75%, 01/01/99........................................        500     518,880
                                                                    -----------
                                                                      1,018,880
                                                                    -----------
HAWAII -- 1.8%
Honolulu City & County, RB, Prerefunded @ 101.5
 6.90%, 10/01/98........................................      1,000   1,025,899
                                                                    -----------
ILLINOIS -- 3.4%
Illinois Health Facilities Authority, TECP, St. Lukes
 Medical Center, LOC: Northern Trust
 3.80%, 06/16/98........................................      2,000   2,000,000
                                                                    -----------
KANSAS -- 4.0%
Kansas State, VRDN, Department of Transportation Highway
 Revenue, LA: Kansas State Pooled Money Investment
 Board**
 4.20%, 06/05/98........................................      2,300   2,300,000
                                                                    -----------
KENTUCKY -- 3.4%
Jefferson County, PCR, TECP, Louisville Gas & Electric
 3.45%, 06/25/98........................................      2,000   2,000,000
                                                                    -----------
LOUISIANA -- 3.8%
Plaquemine Parish Port & Harbor Terminal District, TECP,
 TECO Energy, Inc.
 3.65%, 08/07/98........................................      2,200   2,200,000
                                                                    -----------
MARYLAND -- 0.8%
Montgomery County, RB, Parking Authority, Bethesda
 Parking Lot, Prerefunded @ 100
 7.00%, 06/01/98........................................        500     500,000
                                                                    -----------
MICHIGAN -- 3.6%
University of Michigan, VRDN, Hospital Revenue**
 4.00%, 06/01/98........................................      2,120   2,120,000
                                                                    -----------
MINNESOTA -- 6.0%
City of Rochester, TECP, Mayo Foundation/Mayo Clinic
 3.75%, 07/14/98........................................      1,500   1,500,000
University of Minneapolis, VRDN, Gateway Project, SPA:
 Norwest Bank**
 3.85%, 06/05/98........................................      2,000   2,000,000
                                                                    -----------
                                                                      3,500,000
                                                                    -----------
MISSISSIPPI -- 3.8%
Jackson County, VRDN, Port Facilities, Chevron USA
 Inc.**
 4.05%, 06/01/98........................................      2,200   2,200,000
                                                                    -----------
MISSOURI -- 3.3%
Boone County Missouri, VDRN, GTD Minnesota Mining &
 Manufacturing Project PCR**
 3.80%, 06/05/98........................................        500     500,000
Missouri State Health & Educational Facilities, VRDN,
 Washington University Project, SPA: Morgan Guaranty
 Trust**
 3.85%, 06/05/98........................................      1,440   1,440,000
                                                                    -----------
                                                                      1,940,000
                                                                    -----------
NORTH CAROLINA -- 8.1%
City of Durham, VRDN, COP, SPA: Wachovia Bank of North
 Carolina**
 3.70%, 06/05/98........................................      2,200   2,200,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      TAX-EXEMPT MONEY MARKET FUND (TRUST)
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                            PAR
                                                           (000)      VALUE
                                                           -----      -----
NORTH CAROLINA -- CONTINUED
North Carolina Eastern Municipal Power Agency, TECP,
 LOC: Candian Imperial Bank
 3.60%, 07/17/98........................................ $   2,500 $ 2,500,000
                                                                   -----------
                                                                     4,700,000
                                                                   -----------
OHIO -- 2.6%
Cuyahoga County, VRDN,
 Hospital Revenue, Cleveland Clinic**
 3.90%, 06/05/98........................................     1,500   1,500,000
                                                                   -----------
OREGON -- 4.1%
Oregon State, GO, VRDN,
 Veterans Welfare Board, LOC: Morgan Guaranty Trust
 Co.**
 3.85%, 06/05/98........................................     2,400   2,400,000
                                                                   -----------
PENNSYLVANIA -- 8.1%
Delaware County, IDA, VRDN, General Electric Capital
 Corp.**
 3.80%, 06/05/98........................................     2,200   2,200,000
Pennsylvania State, GO
 4.50%, 06/30/98........................................     2,500   2,501,613
                                                                   -----------
                                                                     4,701,613
                                                                   -----------
SOUTH CAROLINA -- 2.6%
York County, PCR, TECP,
 Duke Power Co. Project
 3.30%, 06/08/98........................................     1,500   1,500,000
                                                                   -----------
TENNESSEE -- 4.3%
Tennessee State, VRDN, BAN, SPA: Tennsessee State
 Retirement System**
 3.90%, 06/05/98........................................     2,500   2,500,000
                                                                   -----------
TEXAS -- 14.6%
Gulf Coast Waste Disposal Authority, PCR, VRDN, Exxon
 Project**
 4.00%, 06/01/98........................................     2,000   2,000,000
Harris County, Health Facilities Development, VRDN,
 Methodist Hospital, SPA: Morgan Guaranty Trust Co.**
 4.00%, 06/01/98........................................     2,000   2,000,000
Harris County, Health Facilities Development, VRDN, St.
 Luke's Episcopal Hospital Project, SPA: Morgan Guaranty
 Trust Co.**
 4.05%, 06/01/98.........................................    1,980   1,980,000
State of Texas, TRAN
 4.75%, 08/31/98.........................................    2,500   2,505,584
                                                                   -----------
                                                                     8,485,584
                                                                   -----------
UTAH -- 3.4%
Intermountain Power Agency Utah Power, TECP, LOC: Bank of
 America
 3.70%, 09/15/98.........................................    2,000   2,000,000
                                                                   -----------
VIRGINIA -- 2.1%
Fairfax County Hospital Association, IDA, VRDN, Inova
 Health System, SPA: Credit Suisse**
 3.75%, 06/05/98.........................................    1,200   1,200,000
                                                                   -----------
WISCONSIN -- 3.5%
State of Wisconsin, GO
 4.50%, 06/15/98.........................................    1,000   1,000,361
 6.50% Prerefunded @ 101, 05/01/99.......................    1,000   1,034,590
                                                                   -----------
                                                                     2,034,951
                                                                   -----------
WYOMING -- 1.7%
Sweetwater County, TECP, PacificCorp, LOC: Union Bank of
 Switzerland
 3.60%, 08/11/98.........................................    1,000   1,000,000
                                                                   -----------
 TOTAL MUNICIPAL BONDS
 (Cost $56,327,095)......................................           56,327,095
                                                                   -----------
                                                           NUMBER OF
                                                            SHARES
                                                           ---------
INVESTMENT COMPANIES -- 2.8%
Goldman Sachs Financial Square Tax-Free Money Market
 Fund....................................................    455,354     455,354
Municipal Fund for Temporary Investments--MuniFund.......  1,181,959   1,181,959
                                                                     -----------
 TOTAL INVESTMENT COMPANIES
 (Cost $1,637,313).......................................              1,637,313
                                                                     -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      TAX-EXEMPT MONEY MARKET FUND (TRUST)
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                 VALUE
                                 -----
TOTAL INVESTMENTS IN SECURITIES -- 99.6%
 (Cost $57,964,408*)..........  $57,964,408
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 0.4%..........      257,100
                                -----------
NET ASSETS -- 100.0%
 (equivalent to $1.00 per
 share based on 58,222,655
 shares outstanding)..........  $58,221,508
                                ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($58,221,508 / 58,222,655)..       $1.00
                                    =====

--------
*  Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1998 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              GROWTH & INCOME FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                         NUMBER OF
                                                          SHARES      VALUE
                                                         ---------    -----
COMMON STOCK -- 97.5%
AEROSPACE -- 1.0%
 Boeing Corp. ..........................................   80,700  $  3,843,337
                                                                   ------------
AIRLINES -- 1.8%
 Southwest Airlines Co. ................................  248,400     6,629,175
                                                                   ------------
BANKS -- 7.1%
 First Union Corp. (N.C.)...............................   52,346     2,895,388
 J.P. Morgan & Co. .....................................   60,400     7,500,925
 Regions Financial Corp. ...............................  198,500     8,163,313
 SunTrust Banks Inc. ...................................   60,000     4,740,000
 Union Planters Corp. ..................................   53,900     3,153,150
                                                                   ------------
                                                                     26,452,776
                                                                   ------------
BEVERAGES -- 2.0%
 Pepsico Inc. ..........................................  183,200     7,476,850
                                                                   ------------
CHEMICALS -- 5.9%
 Air Products & Chemicals Inc. .........................   69,900     6,081,300
 E.I. duPont deNemours & Co. ...........................  114,300     8,801,100
 RPM Inc. ..............................................  422,250     7,178,250
                                                                   ------------
                                                                     22,060,650
                                                                   ------------
COMPUTER EQUIPMENT -- 5.6%
 Hewlett-Packard Co. ...................................  138,200     8,585,675
 IBM....................................................   88,600    10,399,425
 Teradyne Inc.*.........................................   60,100     1,848,075
                                                                   ------------
                                                                     20,833,175
                                                                   ------------
COMPUTERS -- 0.3%
 Gateway 2000, Inc.*....................................   20,750       935,047
                                                                   ------------
COMPUTER SOFTWARE -- 1.4%
 Cisco Systems Inc.*....................................   68,000     5,142,500
                                                                   ------------
CONSUMER GOODS -- 5.0%
 Colgate-Palmolive Co. .................................   90,900     7,908,300
 Procter & Gamble Co. ..................................   76,100     6,387,644
 Unilever NV ADR........................................   56,200     4,436,287
                                                                   ------------
                                                                     18,732,231
                                                                   ------------
ELECTRICAL EQUIPMENT -- 3.4%
 General Electric Co. ..................................  124,250    10,359,344
 Hubbell, Inc. "B"......................................   51,800     2,437,838
                                                                   ------------
                                                                     12,797,182
                                                                   ------------
ELECTRONICS -- 3.7%
 Amp, Inc. .............................................  142,200  $  5,403,600
 Intel Corp. ...........................................  115,800     8,272,462
                                                                   ------------
                                                                     13,676,062
                                                                   ------------
FOODS -- 7.8%
 Bestfoods..............................................   68,400     3,860,325
 ConAgra................................................  165,600     4,843,800
 Giant Food, Inc. "A"...................................   45,500     1,956,500
 Kellogg Co. ...........................................   96,100     3,970,131
 McCormick & Co., Inc. .................................  134,900     4,519,150
 Nestle Registered ADR..................................   86,900     9,323,970
 Universal Foods........................................   26,000       619,125
                                                                   ------------
                                                                     29,093,001
                                                                   ------------
INDUSTRIAL GOODS -- 1.6%
 Corning Inc. ..........................................  151,700     5,982,669
                                                                   ------------
INSURANCE -- 8.0%
 Chubb Corp. ...........................................   98,700     7,852,819
 General RE Corp. ......................................   22,350     4,914,206
 Ingersoll-Rand Co. ....................................   34,950     1,574,934
 Jefferson Pilot Corp. .................................  150,250     8,601,812
 Timken Co. ............................................   40,000     1,505,000
 Unum Corp. ............................................   95,400     5,300,662
                                                                   ------------
                                                                     29,749,433
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 5.4%
 Caterpillar, Inc. .....................................  160,000     8,790,000
 Deere & Co. ...........................................   63,500     3,294,063
 Illinois Tool Works, Inc. .............................  121,120     7,993,920
                                                                   ------------
                                                                     20,077,983
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 2.9%
 Johnson & Johnson......................................  158,500    10,946,406
                                                                   ------------
OFFICE EQUIPMENT -- 1.1%
 Pitney Bowes Inc. .....................................   88,700     4,168,900
                                                                   ------------
OIL EQUIPMENT & SERVICES -- 2.7%
 Halliburton Co. .......................................   84,572     4,006,599
 Schlumberger Ltd. .....................................   79,500     6,205,969
                                                                   ------------
                                                                     10,212,568
                                                                   ------------
PETROLEUM -- 5.4%
 Amoco Corp. ...........................................  148,650     6,215,428
 Burmah Castrol PLC ADR.................................   35,400     1,429,275

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             GROWTH & INCOME FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1998

                                                          NUMBER OF
                                                           SHARES      VALUE
                                                          ---------    -----
COMMON STOCK -- CONTINUED
PETROLEUM -- CONTINUED
 Chevron Corp. .........................................    78,100  $  6,238,238
 Exxon Corp. ...........................................    90,000     6,345,000
                                                                    ------------
                                                                      20,227,941
                                                                    ------------
PAPER PRODUCTS -- 0.4%
 Union Camp Corp. ......................................    28,000     1,531,250
                                                                    ------------
PHARMACEUTICALS -- 12.6%
 Abbott Laboratories....................................    69,700     5,170,869
 American Home Products.................................    64,000     3,092,000
 Amgen Inc. ............................................    71,000     4,295,500
 Bristol-Myers Squibb Co. ..............................    96,900    10,416,750
 Merck & Co., Inc. .....................................    37,600     4,401,550
 Pfizer Inc. ...........................................   126,380    13,246,204
 Schering Plough Corp. .................................    77,900     6,519,256
                                                                    ------------
                                                                      47,142,129
                                                                    ------------
RETAIL DEPARTMENT STORES -- 3.7%
 May Department Stores Co. .............................   113,800     7,318,762
 Wal-Mart Stores, Inc. .................................   104,200     5,750,537
 Nordstrom Inc. ........................................    12,350       889,972
                                                                    ------------
                                                                      13,959,271
                                                                    ------------
TECHNOLOGY -- 1.5%
 Motorola, Inc. ........................................   109,700     5,807,244
                                                                    ------------
TELECOMMUNICATIONS -- 3.6%
 BellSouth Corp. .......................................    27,000     1,741,500
 Ericsson (LM) Tel -- ADR...............................   113,600     3,166,600
 Lucent Technologies Inc. ..............................   121,236     8,600,179
                                                                    ------------
                                                                      13,508,279
                                                                    ------------
TOBACCO -- 2.1%
 Philip Morris Inc. ....................................   212,820     7,954,148
                                                                    ------------
UTILITIES-TELEPHONE -- 1.5%
 MCI Communications Corp. ..............................   107,000     5,721,156
                                                                    ------------
 TOTAL COMMON STOCK
 (Cost $217,228,769)....................................             364,661,363
                                                                    ------------
                                                              PAR
                                                             (000)     VALUE
                                                             -----     -----
REPURCHASE AGREEMENT -- 2.2%
REPUBLIC NATIONAL BANK OF NEW YORK
 (Agreement dated 05/29/98 to be repurchased at
  $8,136,876.69, collateralized by $7,940,000 (Value
  $8,294,355.21) U.S. Treasury Bills, 6.75%, due 05/31/99)
  5.66%, 06/01/98.........................................   $8,133 $  8,133,149
                                                                    ------------
 TOTAL REPURCHASE AGREEMENT
 (Cost $8,133,149)........................................             8,133,149
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.7%
 (Cost $225,361,918**).............................................  372,794,512
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%......................    1,070,145
                                                                    ------------
NET ASSETS -- 100.0%
 (equivalent to $21.37 per share based on 17,496,834 shares
  outstanding)..................................................... $373,864,657
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($373,864,657 / 17,496,834).......................................       $21.37
                                                                          ======

--------
 * Non-income producing securities.
** Cost for Federal income tax purposes is $225,433,076. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

    Excess of value over tax cost................................ $149,558,816
    Excess of tax cost over value................................ $ (2,197,380)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               EQUITY INCOME FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                         NUMBER OF
                                                          SHARES      VALUE
                                                         ---------    -----
COMMON STOCK -- 96.4%
AEROSPACE -- 4.6%
 Boeing Corp. ..........................................  101,200  $  4,819,650
 Kaman Corp. ...........................................  129,406     2,377,835
 Raytheon Co. -- Class B................................   34,300     1,875,781
 United Technologies....................................   59,446     5,587,924
                                                                   ------------
                                                                     14,661,190
                                                                   ------------
AIRLINES -- 1.5%
 Southwest Airlines Co. ................................  184,825     4,932,517
                                                                   ------------
BANKING -- 3.1%
 First Union Corp. N.C. ................................   76,140     4,211,494
 J. P. Morgan & Co. ....................................   22,306     2,770,126
 Regions Financial Corp. ...............................   72,300     2,973,338
                                                                   ------------
                                                                      9,954,958
                                                                   ------------
BEVERAGES -- 1.1%
 Pepsico Inc. ..........................................   84,000     3,428,250
                                                                   ------------
CHEMICALS -- 2.4%
 E.I. duPont deNemours & Co. ...........................  100,562     7,743,274
                                                                   ------------
COMPUTER EQUIPMENT & SOFTWARE -- 2.2%
 Gateway 2000, Inc.*....................................   65,300     2,942,581
 Electronic Data Services Corp. ........................  109,900     3,997,613
                                                                   ------------
                                                                      6,940,194
                                                                   ------------
CONSUMER GOODS -- 4.1%
 Fortune Brands.........................................   35,000     1,345,313
 Procter & Gamble Co. ..................................   90,000     7,554,375
 Rubbermaid Inc. .......................................   75,417     2,460,480
 V F Corp. .............................................   35,060     1,864,754
                                                                   ------------
                                                                     13,224,922
                                                                   ------------
ELECTRICAL EQUIPMENT -- 2.8%
 General Electric Co. ..................................  106,200     8,854,425
                                                                   ------------
ELECTRIC UTILITY -- 2.7%
 Dayton Power and Light Co. ............................  117,651     2,029,480
 Pacificorp.............................................   98,410     2,269,581
 Texas Utilities........................................   40,262     1,590,349
 Wisconsin Energy Corp. ................................   94,604     2,790,818
                                                                   ------------
                                                                      8,680,228
                                                                   ------------
ELECTRONICS -- 3.9%
 Amp, Inc. .............................................  123,500  $  4,693,000
 Intel Corp. ...........................................   79,420     5,673,566
 Motorola, Inc. ........................................   42,000     2,223,375
                                                                   ------------
                                                                     12,589,941
                                                                   ------------
ENGINEERING -- 1.7%
 Fluor Corp. ...........................................  111,600     5,321,925
                                                                   ------------
FINANCIAL SERVICES -- 2.8%
 H. F. Ahmanson.........................................   80,000     6,100,000
 CIT Group Inc. ........................................   89,400     2,816,100
                                                                   ------------
                                                                      8,916,100
                                                                   ------------
FOOD PRODUCTS -- 1.5%
 Bestfoods..............................................   43,008     2,427,264
 McCormick & Co., Inc. .................................   70,879     2,374,447
                                                                   ------------
                                                                      4,801,711
                                                                   ------------
FOOD PROCESSING -- 0.7%
 Universal Foods........................................   92,000     2,190,750
                                                                   ------------
GAS UTILITY -- 1.5%
 Market Span Corp. .....................................  139,934     4,714,027
                                                                   ------------
INDUSTRIAL GOODS -- 2.0%
 Corning Inc. ..........................................   99,616     3,928,606
 Harsco Corp. ..........................................   54,758     2,388,818
                                                                   ------------
                                                                      6,317,424
                                                                   ------------
INSURANCE -- 7.0%
 Aetna Inc. ............................................   10,500       820,969
 Chubb Corp. ...........................................   51,036     4,060,552
 General RE Corp. ......................................   18,534     4,075,163
 HSB Group..............................................   69,750     3,069,000
 Jefferson Pilot Corp. .................................   53,475     3,061,443
 Lincoln National Corp. ................................   40,000     3,595,000
 Marsh & McLennan Co. ..................................   42,074     3,684,105
                                                                   ------------
                                                                     22,366,232
                                                                   ------------
IRON/STEEL -- 0.9%
 Worthington Industries Inc. ...........................  165,600     2,918,700
                                                                   ------------
MACHINERY & EQUIPMENT -- 3.5%
 Browning-Ferris Industries.............................   56,182     1,997,972
 Caterpillar, Inc. .....................................  105,992     5,822,935
 Deere & Co. ...........................................   65,211     3,382,821
                                                                   ------------
                                                                     11,203,728
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               EQUITY INCOME FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                         NUMBER OF
                                                          SHARES      VALUE
                                                         ---------    -----
COMMON STOCK -- CONTINUED
MANUFACTURING -- 3.3%
 Minnesota Mining & Manufacturing.......................   20,000  $  1,852,500
 Tupperware Corp. ......................................  175,650     4,742,550
 Eastman Kodak Co. .....................................   53,600     3,825,700
                                                                   ------------
                                                                     10,420,750
                                                                   ------------
MEDICAL EQUIPMENT & SUPPLIES -- 2.8%
 Johnson & Johnson......................................  129,088     8,915,140
                                                                   ------------
METALS & MINING -- 1.8%
 Aluminum Co. of America................................   23,373     1,621,502
 Homestake Mining Co. ..................................   55,007       598,200
 Timken Co. ............................................   88,900     3,344,863
                                                                   ------------
                                                                      5,564,565
                                                                   ------------
NATURAL GAS UTILITY -- 0.9%
 Equitable Resources, Inc. .............................  105,386     3,003,501
                                                                   ------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES -- 0.9%
 Hewlett-Packard Co. ...................................   48,500     3,013,063
                                                                   ------------
OIL & GAS EQUIPMENT/SERVICES -- 3.6%
 Dresser Industries, Inc. ..............................   59,018     2,748,026
 Enron Corp. ...........................................   65,400     3,278,175
 Halliburton Co. .......................................   30,400     1,440,200
 Schlumberger Ltd. .....................................   50,796     3,965,263
                                                                   ------------
                                                                     11,431,664
                                                                   ------------
OIL & GAS EXPLORATION PRODUCT & SERVICES -- 10.2%
 Amoco Corp. ...........................................  122,888     5,138,255
 Atlantic Richfield Co. ................................   39,688     3,130,391
 British Petroleum ADR..................................   50,952     4,515,620
 Chevron Corp. .........................................   69,697     5,567,048
 Exxon Corp. ...........................................   90,956     6,412,398
 Mobil Corp. ...........................................   64,596     5,038,488
 Murphy Oil Corp. ......................................   58,434     2,939,961
                                                                   ------------
                                                                     32,742,161
                                                                   ------------
PAPER PRODUCTS -- 1.1%
 P.H. Glatfelter Co. ...................................   55,179       900,107
 Union Camp Corp. ......................................   49,400     2,701,563
                                                                   ------------
                                                                      3,601,670
                                                                   ------------
PHARMACEUTICALS -- 8.9%
 American Home Products.................................   94,000     4,541,375
 Amgen Inc.*............................................   77,700     4,700,850
 Bristol-Myers Squibb Co. ..............................   50,200     5,396,500
 Merck & Company, Inc. .................................   70,000     8,194,375
 Pfizer Inc. ...........................................   55,054     5,770,346
                                                                   ------------
                                                                     28,603,446
                                                                   ------------
PRINTING & PUBLISHING -- 2.1%
 R.R. Donnelley & Sons Co. .............................   66,500     2,992,500
 Readers Digest Assn. ..................................   40,000     1,140,000
 Washington Post Co. ...................................    5,012     2,707,733
                                                                   ------------
                                                                      6,840,233
                                                                   ------------
RAILROADS -- 0.8%
 Norfolk Southern Corp. ................................   76,968     2,410,060
                                                                   ------------
RESTAURANTS -- 0.9%
 McDonald's Corp. ......................................   42,600     2,795,625
                                                                   ------------
RETAIL STORES -- 2.9%
 American Stores Co. ...................................   90,000     2,244,375
 May Department Stores Co. .............................   41,800     2,688,263
 Nordstrom Inc. ........................................   60,900     4,388,605
                                                                   ------------
                                                                      9,321,243
                                                                   ------------
TELECOMMUNICATIONS -- 3.8%
 BellSouth Corp. .......................................  110,160     7,105,320
 GTE Corp. .............................................   87,000     5,073,188
                                                                   ------------
                                                                     12,178,508
                                                                   ------------
TOBACCO -- 2.4%
 Gallaher Group ADR.....................................  124,973     2,530,703
 Philip Morris Inc. ....................................  140,640     5,256,420
                                                                   ------------
                                                                      7,787,123
                                                                   ------------
 TOTAL COMMON STOCK
 (Cost $151,132,969)....................................            308,389,248
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               EQUITY INCOME FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                            PAR
                                                           (000)       VALUE
                                                           -----       -----
REPURCHASE AGREEMENT -- 3.2%
MORGAN STANLEY & CO., INC.
 (Agreement dated 05/29/98 to be repurchased at
  $10,194,640 collateralized by $10,320,000 (Value
  $10,418,363) U.S. Treasury Notes, 5.75%, due
  10/31/02) 5.47%, 06/01/98...........................  $10,189,995 $ 10,189,995
                                                                    ------------
 TOTAL REPURCHASE AGREEMENT
 (Cost $10,189,995)...................................                10,189,995
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.6%
 (Cost $161,322,964**).............................................  318,579,243
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%......................    1,392,254
                                                                    ------------
NET ASSETS -- 100.0%
 (equivalent to $10.21 per share based on 31,332,478 shares
  outstanding)..................................................... $319,971,497
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($319,971,497 / 31,332,478).......................................       $10.21
                                                                          ======

--------
 * Non-income producing securities.
** Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost................................. $158,344,518
   Excess of tax cost over value................................. $ (1,088,239)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               EQUITY GROWTH FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                          NUMBER OF
                                                           SHARES      VALUE
                                                          ---------    -----
COMMON STOCK -- 97.8%
AIRLINES -- 2.4%
 Southwest Airlines Co. .................................   31,000  $   827,313
                                                                    -----------
BANKING -- 5.3%
 Comerica, Inc. .........................................    7,500      493,125
 First Union Corp. N.C. .................................    7,340      405,993
 Regions Financial Corp. ................................    8,500      349,563
 Union Planters Corp. ...................................   10,000      585,000
                                                                    -----------
                                                                      1,833,681
                                                                    -----------
BEVERAGES -- 1.5%
 Pepsico Inc. ...........................................   12,600      514,238
                                                                    -----------
BROADCASTING -- 0.8%
 Cox Communications*.....................................    6,500      283,969
                                                                    -----------
CHEMICALS -- 2.4%
 Imperial Chemical Industries ADR........................    6,000      447,750
 RPM Inc. ...............................................   23,125      393,125
                                                                    -----------
                                                                        840,875
                                                                    -----------
COMMUNICATIONS EQUIPMENT -- 2.9%
 Airtouch Communications Inc.*...........................   14,000      666,750
 DSC Communications Corp.*...............................   21,000      358,969
                                                                    -----------
                                                                      1,025,719
                                                                    -----------
COMPUTER EQUIPMENT & SOFTWARE -- 5.2%
 American Power Conversion*..............................   10,000      300,000
 Cisco Systems, Inc.*....................................    6,000      453,750
 Electronic Data Services Corp. .........................   14,000      509,250
 Gateway 2000, Inc.*.....................................   12,000      540,750
                                                                    -----------
                                                                      1,803,750
                                                                    -----------
CONSUMER GOODS -- 2.7%
 Colgate-Palmolive Co. ..................................    5,000      435,000
 Rubbermaid Inc. ........................................   16,000      522,000
                                                                    -----------
                                                                        957,000
                                                                    -----------
ELECTRIC & ELECTRONIC -- 1.3%
 Teradyne Inc.*..........................................   15,000      461,250
                                                                    -----------
ELECTRICAL EQUIPMENT -- 4.9%
 Emerson Electric Co. ...................................    6,400      388,800
 General Electric & Co. .................................   11,400      950,475
 Honeywell Inc. .........................................    4,500      377,718
                                                                    -----------
                                                                      1,716,993
                                                                    -----------
ELECTRONICS -- 3.7%
 Amp, Inc. ..............................................    9,000      342,000
 Intel Corp. ............................................    9,000      642,938
 Motorola, Inc. .........................................    6,095      322,653
                                                                    -----------
                                                                      1,307,591
                                                                    -----------
ENTERTAINMENT -- 1.3%
 Walt Disney Co. ........................................    4,000      452,500
                                                                    -----------
FINANCIAL SERVICES -- 1.8%
 American Express Co. ...................................    6,100      626,013
                                                                    -----------
FOOD PRODUCTS -- 3.8%
 Bestfoods...............................................    6,000      338,625
 Hershey Foods Corp. ....................................    6,500      450,125
 Nestle Registered ADR*..................................    5,000      536,450
                                                                    -----------
                                                                      1,325,200
                                                                    -----------
FOOD PROCESSING -- 1.5%
 Pioneer Hi-Bred International Inc. .....................   13,500      513,844
                                                                    -----------
INSURANCE -- 9.2%
 Aetna Inc. .............................................    5,000      390,938
 Allstate Corp. .........................................    5,500      517,688
 General Re Corp. .......................................    4,000      879,500
 Lincoln National Corp. .................................    8,000      719,000
 Unum Corp. .............................................   13,000      722,312
                                                                    -----------
                                                                      3,229,438
                                                                    -----------
MACHINERY & EQUIPMENT -- 3.7%
 Applied Industrial Technologies Inc. ...................   15,900      373,650
 Illinois Tool Works, Inc. ..............................    9,000      594,000
 Regal Beloit Corp. .....................................   10,000      326,250
                                                                    -----------
                                                                      1,293,900
                                                                    -----------
MANUFACTURING -- 1.4%
 Newell Co. .............................................   10,000      482,500
                                                                    -----------
MEDICAL EQUIPMENT & SUPPLIES -- 4.2%
 Baxter International....................................   12,000      686,250
 Johnson & Johnson.......................................   11,100      766,594
                                                                    -----------
                                                                      1,452,844
                                                                    -----------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES -- 2.1%
 Hewlett-Packard Co. ....................................    5,000      310,625
 IBM.....................................................    3,500      410,812
                                                                    -----------
                                                                        721,437
                                                                    -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               EQUITY GROWTH FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                          NUMBER OF
                                                           SHARES      VALUE
                                                          ---------    -----
COMMON STOCK -- CONTINUED
OIL/GAS--EQUIPMENT & SERVICES -- 1.8%
 Halliburton Co. ........................................    5,534  $   262,173
 Schlumberger Ltd. ......................................    4,600      359,087
                                                                    -----------
                                                                        621,260
                                                                    -----------
OIL & GAS EXPLORATION PRODUCT & SERVICES -- 6.0%
 British Petroleum ADR...................................    6,000      531,750
 Exxon Corp. ............................................    7,500      528,750
 Mobil Corp. ............................................    7,000      546,000
 Murphy Oil Corp. .......................................   10,000      503,125
                                                                    -----------
                                                                      2,109,625
                                                                    -----------
PHARMACEUTICALS -- 9.3%
 American Home Products..................................   16,000      773,000
 Amgen Inc.*.............................................    3,400      205,700
 Bristol-Myers Squibb Co. ...............................    2,000      215,000
 Chiron Corp.*...........................................    9,000      162,562
 Genzyme Corp.*..........................................    4,400      120,450
 Merck & Co., Inc. ......................................    5,000      585,313
 Pfizer Inc. ............................................    6,000      628,875
 SmithKline Beecham......................................   10,000      538,125
                                                                    -----------
                                                                      3,229,025
                                                                    -----------
PRINTING & PUBLISHING -- 0.9%
 Gannett Company, Inc. ..................................    5,000      329,688
                                                                    -----------
RESTAURANTS -- 1.5%
 McDonald's Corp. .......................................    8,000      525,000
                                                                    -----------
RETAIL STORES -- 3.1%
 Home Depot Inc. ........................................    7,500      589,219
 Wal-Mart Stores, Inc. ..................................    9,000      496,688
                                                                    -----------
                                                                      1,085,907
                                                                    -----------
TECHNOLOGY -- 3.4%
 Microsoft*..............................................   10,000      848,125
 Storage Technology Corp.*...............................    4,000      335,500
                                                                    -----------
                                                                      1,183,625
                                                                    -----------
TELECOMMUNICATIONS -- 4.2%
 BellSouth Corp. ........................................    3,800      245,100
 MCI Communications......................................   14,000      748,562
 Worldcom Inc.*..........................................   10,100      459,550
                                                                    -----------
                                                                      1,453,212
                                                                    -----------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT -- 5.5%
 Cable & Wireless ADR....................................   18,000      624,375
 Cincinnati Bell Inc. ...................................   13,000      413,562
 Ericsson Tel--Sp ADR....................................   16,000      446,000
 Lucent Technologies.....................................    5,916      419,666
                                                                    -----------
                                                                      1,903,603
                                                                    -----------
 TOTAL COMMON STOCK
 (Cost $22,683,608)......................................            34,111,000
                                                                    -----------
                                                              PAR
                                                             (000)      VALUE
                                                             -----      -----

REPURCHASE AGREEMENT -- 2.1%.
MORGAN STANLEY & CO., INC.
 (Agreement dated 05/29/98 to be repurchased at $745,530,
  collateralized by $760,000 (Value $767,244) U.S.
  Treasury Notes, 5.75%, due 10/31/02) 5.47%, Maturity
  06/01/98...............................................  $745,190      745,190
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
 (Cost $745,190).........................................                745,190
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES -- 99.9%
 (Cost $23,428,798**)...............................................  34,856,190
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%                             19,844
                                                                     -----------
NET ASSETS -- 100.0%
 (equivalent to $10.28 per share based on 3,392,111 shares
 outstanding)....................................................... $34,876,034
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($34,876,034 / 3,392,111)..........................................      $10.28
                                                                          ======

--------
*  Non-income producing securities.
** Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................. $11,762,766
   Excess of tax cost over value.................................. $  (335,374)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                          NUMBER OF
                                                           SHARES      VALUE
                                                          ---------    -----
COMMON STOCK, WARRANTS & RIGHTS -- 95.3%
BRAZIL -- 2.3%
 Celesc GDR..............................................    3,000  $   268,653
 Telebras ADR............................................    8,700      927,638
 Unibanco GDR............................................   24,324      761,645
                                                                    -----------
                                                                      1,957,936
                                                                    -----------
GREECE -- 1.8%
 Alpha Credit Bank*......................................   11,000    1,148,588
 National Bank of Greece GDR*............................   13,220      374,126
                                                                    -----------
                                                                      1,522,714
                                                                    -----------
FINLAND -- 0.8%
 Nokia "A'...............................................   10,000      658,917
                                                                    -----------
FRANCE -- 13.5%
 AXA--UAP................................................   16,500    1,878,144
 Bouygues................................................    4,000      723,411
 Danone*.................................................    4,000    1,077,093
 Dexia France............................................   10,000    1,358,903
 Lyonnaise Des Eaux*.....................................    5,000      853,284
 Michelin................................................   10,000      618,777
 Pinault Printemps La Redoute............................    1,500    1,234,796
 SGS Thomson Microelectronics*...........................    2,600      209,555
 Societe Generale........................................    8,250    1,634,068
 Total "B'...............................................    8,500    1,055,615
 Vivendi.................................................    4,500      904,097
                                                                    -----------
                                                                     11,547,743
                                                                    -----------
GERMANY -- 9.8%
 Allianz.................................................    2,875      913,560
 Commerzbank.............................................   40,000    1,615,444
 GEA Preferred...........................................    2,950    1,158,296
 Man.....................................................    3,000    1,199,803
 Mannesman...............................................    1,515    1,409,378
 Veba....................................................   11,000      743,497
 Volkswagen..............................................    1,588    1,292,460
                                                                    -----------
                                                                      8,332,438
                                                                    -----------
HONG KONG -- 0.4%
 First Tractor...........................................  750,000      302,458
                                                                    -----------
INDIA -- 0.5%
 State Bank of India GDR.................................   35,000      468,125
                                                                    -----------
ITALY -- 5.9%
 ENI.....................................................   66,000      466,974
 Istituto Nazionale delle Assicurazioni (INA)............  380,000    1,184,255
 Telecom Italia..........................................  180,000    1,361,168
 Telecom Italia Mobile...................................  170,000    1,005,891
 Unicem..................................................   90,000      982,582
                                                                    -----------
                                                                      5,000,870
                                                                    -----------
JAPAN -- 11.8%
 18th Bank...............................................   84,000      461,935
 Bridgestone.............................................   28,000      638,545
 Dowa Fire & Marine......................................  148,000      438,985
 Eisai...................................................   30,000      397,936
 Fuji Photo Film.........................................   15,000      507,704
 Hitachi.................................................   91,000      599,596
 Hitachi Cable...........................................   27,000      130,552
 Ito Yokado..............................................   11,000      547,757
 Komori..................................................   26,000      480,351
 Kuraray.................................................   50,000      418,215
 Mabuchi Motors..........................................    8,600      558,582
 Matsushita Electric Industrial..........................   35,000      548,118
 Mitsui Fudosan..........................................   44,000      355,963
 Nintendo................................................    4,800      448,598
 Nippon Telegraph & Telephone............................       45      370,223
 Ricoh...................................................   44,000      475,040
 Sanwa Bank..............................................   33,000      289,121
 Shin-Etsu Chemical......................................   29,000      538,917
 Shiseido................................................   27,000      313,716
 Sony....................................................    6,000      506,620
 Sumitomo Trust & Banking................................   60,000      315,664
 Suzuki Motor............................................   57,000      464,425
 Tsubaki Nakashima.......................................   52,000      303,973
                                                                    -----------
                                                                     10,110,536
                                                                    -----------
MALAYSIA -- 0.2%
 Tenaga Nasional.........................................  120,000      198,412
                                                                    -----------
MEXICO -- 0.9%
 Cemex CPO*..............................................  180,000      742,171
 Cemex CPO Rights........................................  180,000        1,838
                                                                    -----------
                                                                        744,009
                                                                    -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                          NUMBER OF
                                                           SHARES      VALUE
                                                          ---------    -----
COMMON STOCK, WARRANTS &
 RIGHTS -- CONTINUED
NETHERLANDS -- 6.0%
 ING.....................................................    7,800  $   536,157
 Philips Electronics.....................................   14,000    1,331,658
 Vedior..................................................   19,200      611,625
 Vendex International....................................   17,000    1,150,778
 Ver Ned Uitgev Ver Bezit................................   43,500    1,493,971
                                                                    -----------
                                                                      5,124,189
                                                                    -----------
NORWAY -- 0.5%
 Petroleum Geo-Services*.................................    7,050      465,174
                                                                    -----------
PHILIPPINES -- 0.1%
 Benpres Holdings Corp GDR*..............................   30,000      110,910
 Far East Bank & Trust...................................    1,152        1,361
                                                                    -----------
                                                                        112,271
                                                                    -----------
POLAND -- 0.9%
 Bank Handlowy Warszawie GDR*............................   45,000      786,600
                                                                    -----------
SINGAPORE -- 1.8%
 Development Bank of Singapore (Foreign).................   70,200      423,547
 GP Batteries International..............................  170,000      375,746
 Singapore Press.........................................   56,144      459,481
 United Overseas Bank (Foreign)..........................   60,000      234,766
                                                                    -----------
                                                                      1,493,540
                                                                    -----------
SOUTH AFRICA -- 1.3%
 AECI....................................................  140,000      768,424
 Murray & Roberts........................................  220,000      379,751
                                                                    -----------
                                                                      1,148,175
                                                                    -----------
SPAIN -- 4.5%
 Adolgo Dominguez*.......................................   29,000      983,181
 Argentaria..............................................    3,250      277,286
 Banco Santander.........................................   25,000    1,260,615
 Telefonica de Espana....................................   30,000    1,342,233
                                                                    -----------
                                                                      3,863,315
                                                                    -----------
SWEDEN -- 1.1%
 Forenings Sparbanken....................................   30,000      902,192
 Mandamus Units*.........................................   30,000        9,577
                                                                    -----------
                                                                        911,769
                                                                    -----------
SWITZERLAND -- 8.3%
 CS Group Registered.....................................    5,800    1,278,753
 Nestle Registered.......................................    1,100    2,360,499
 Novartis Registered, Non-Voting.........................    1,066    1,808,114
 Roche Holdings 1/10 PC Non-Voting.......................      125    1,287,934
 UBS Registered (SCHW Bangesell).........................    1,000      336,799
                                                                    -----------
                                                                      7,072,099
                                                                    -----------
UNITED KINGDOM -- 22.9%
 Abbey National..........................................   39,000      695,119
 Asda....................................................  215,000      637,217
 Barclays................................................   26,939      717,808
 BBA.....................................................   45,000      391,858
 BG......................................................  120,000      617,873
 Boots...................................................   32,000      488,950
 British Aerospace*......................................   72,000      638,713
 British Petroleum.......................................   77,872    1,144,778
 British Telecom.........................................   75,000      788,240
 Bryant..................................................  135,000      280,685
 Cadbury Schweppes.......................................   40,000      612,818
 Diageo..................................................   75,168      863,552
 General Electric Co.....................................   50,000      409,918
 Glaxo Wellcome..........................................   55,000    1,497,798
 Granada.................................................   35,000      655,787
 HSBC Holdings...........................................   30,000      786,161
 IMS Group...............................................  190,000      353,210
 Jarvis Hotels...........................................  135,000      376,447
 Kingfisher..............................................   29,000      514,519
 Land Securities.........................................   40,000      627,494
 Limelight...............................................  210,000      145,540
 Lloyds TSB..............................................   95,000    1,389,602
 NFC.....................................................  107,500      326,059
 Norwich Union...........................................   50,000      362,220
 Prudential..............................................   36,000      477,567
 Royal & Sun Alliance....................................   50,000      530,793
 Rubicon.................................................  110,000      426,021
 SmithKline Beecham......................................   93,000    1,015,332
 Unilever................................................   70,000      769,365

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                           NUMBER OF
                                                            SHARES      VALUE
                                                           ---------    -----
COMMON STOCK, WARRANTS &
 RIGHTS -- CONTINUED
UNITED KINGDOM -- CONTINUED
 Whitbread...............................................    30,172  $   489,063
 Yorkshire Water.........................................    70,000      526,798
                                                                     -----------
                                                                      19,557,305
                                                                     -----------
 TOTAL COMMON STOCK, WARRANTS & RIGHTS
 (Cost $64,623,580)......................................             81,378,595
                                                                     -----------
                                                              PAR
                                                             (000)
                                                             -----
SHORT-TERM INVESTMENTS -- 1.7%
EURODOLLAR TIME DEPOSIT
 State Street Bank & Trust Co. 4.50%, 6/02/98............  $  1,480    1,480,000
                                                                     -----------
 TOTAL SHORT-TERM INVESTMENTS
 (Cost $1,480,000).......................................              1,480,000
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES -- 97.0%
 (Cost $66,103,580**)...............................................  82,858,595
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.0%.......................   2,543,684
                                                                     -----------
NET ASSETS -- 100%
 (equivalent to $13.90 per share based on 6,144,913 shares
 outstanding) -- 100.0%............................................. $85,402,279
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($85,402,279 / 6,144,913)..........................................      $13.90
                                                                          ======

--------
 * Non-income producing securities.
** Cost for Federal income tax purposes is $66,104,338. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................. $21,755,438
   Excess of tax cost over value.................................. $(5,001,181)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          DIVERSIFIED REAL ESTATE FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                          NUMBER OF
                                                           SHARES      VALUE
                                                          ---------    -----
REAL ESTATE INVESTMENT TRUSTS -- 91.5%
APARTMENTS -- 22.8%
 AMLI Residential Properties Trust.......................    2,200  $    49,363
 Avalon Properties, Inc. ................................    4,600      129,375
 Bay Apartment Communities...............................    3,600      132,300
 Equity Residential Properties Trust.....................    4,450      217,772
 Gables Residential Trust................................    3,700      103,138
 Irvine Apartment Communities............................    3,300       98,588
 Merry Land & Investment Co. ............................    4,600      102,063
 Post Properties Inc. ...................................    4,000      164,500
 Security Capital Pacific................................    8,800      198,550
 Charles E Smith Residential Realty......................    1,700       55,038
 Summit Properties, Inc. ................................    2,500       49,844
 United Dominion Realty Trust, Inc. .....................    7,000       98,875
 Wellsford Real Properties*..............................    8,500      119,000
                                                                    -----------
                                                                      1,518,406
                                                                    -----------
DIVERSIFIED -- 4.1%
 Colonial Properties Trust...............................    5,400      164,025
 MGI Properties..........................................    4,600      111,838
                                                                    -----------
                                                                        275,863
                                                                    -----------
HEALTH CARE -- 4.1%
 Health Care REIT, Inc. .................................    3,500       90,344
 Meditrust Companies.....................................    3,004       84,675
 Nationwide Health Properties, Inc. .....................    4,100       98,400
                                                                    -----------
                                                                        273,419
                                                                    -----------
HOTELS & LODGING -- 7.7%
 Host Marriott Corp.*....................................    5,000       96,250
 Jameson Inns Inc. ......................................    6,000       66,750
 Patriot American Hospitality............................    4,000       95,750
 RFS Hotel Investors Inc. ...............................    5,500      109,313
 Starwood Hotels & Resorts...............................    3,100      146,281
                                                                    -----------
                                                                        514,344
                                                                    -----------
OFFICE PROPERTIES -- 23.2%
 Arden Realty Group, Inc. ...............................    5,500      150,906
 Boston Properties, Inc. ................................    2,800       95,200
 Carramerica Realty Corp. ...............................    3,400       95,200
 Cornersone Properties, Inc. ............................    6,000      105,000
 Cousins Properties Inc. ................................    3,400      104,125
 Crescent Real Estate Equities, Inc. ....................    3,000      102,750
 Equity Office Properties Trust..........................    9,200      253,000
 Highwood Properties, Inc. ..............................    3,000       99,000
 Mack Cali Realty Corp. .................................    2,800      100,800
 Prentiss Properties Trust...............................    7,700      196,831
 Reckson Association Realty Corp. .......................    9,800      243,775
                                                                    -----------
                                                                      1,546,587
                                                                    -----------
RETAIL -- 11.0%
 Burnham Pacific Property, Inc. .........................    3,400       47,812
 CBL & Associates Properties, Inc. ......................    3,900       95,794
 Federal Realty Investment Trust.........................    3,800       94,050
 IRT Property Co. .......................................    7,800       88,725
 Rouse Co. ..............................................    3,300       99,206
 Taubman Centers Inc. ...................................    7,800      106,762
 Urban Shopping Centers, Inc. ...........................    3,100      102,300
 Western Investment Real Estate Trust....................    7,500      103,125
                                                                    -----------
                                                                        737,774
                                                                    -----------
WAREHOUSE/INDUSTRIAL -- 18.6%
 Centerpoint Properties..................................    1,500       50,812
 Duke Realty Investments, Inc. ..........................    2,400       54,300
 Eastgroup Properties....................................    4,900       98,306
 First Industrial Realty Trust, Inc. ....................    1,600       49,600
 Liberty Property Trust..................................    6,800      179,775
 Meridan Industrial Trust................................    2,200       51,150
 Public Storage Inc. ....................................    1,600       48,000
 Security Capital Atlantic...............................    9,100      203,044
 Security Capital Industrial Trust.......................    2,200       54,175
 Sovran Self Storage Inc. ...............................    3,400       92,862
 Spieker Properties, Inc. ...............................    5,300      211,006
 Storage USA, Inc. ......................................    1,400       52,062
 Weeks Corp. ............................................    3,100       99,006
                                                                    -----------
                                                                      1,244,098
                                                                    -----------
 TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Cost $6,105,066).......................................             6,110,491
                                                                    -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          DIVERSIFIED REAL ESTATE FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                            NUMBER OF
                                                             SHARES     VALUE
                                                            ---------   -----
WARRANTS -- 0.0%
 Security Capital Warrants (Expiration 09/18/98)..........       871  $      871
                                                                      ----------
 TOTAL WARRANTS
 (Cost $0)...........................................................        871
                                                                      ----------
INVESTMENT COMPANIES -- 2.5%
 Goldman Sachs Financial Square Prime Obligations Fund....   128,169     128,169
 Temporary Investment Fund--TempFund......................    36,726      36,726
                                                                      ----------
 TOTAL INVESTMENT COMPANIES
 (Cost $164,895)..........................................               164,895
                                                                      ----------
                                                               PAR
                                                              (000)
                                                              -----
U.S. TREASURY OBLIGATIONS -- 5.9%
U.S. TREASURY BILLS
 4.89%, 07/09/98..........................................   $   100      99,490
 5.065%, 08/20/98.........................................       300     296,745
                                                                      ----------
 TOTAL TREASURY OBLIGATIONS
 (Cost $396,107)..........................................               396,235
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES -- 99.9%
 (Cost $6,666,068**).................................................  6,672,492
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%                              4,725
                                                                      ----------
NET ASSETS -- 100.0%
 (equivalent to $10.13 per share based on 658,863 shares
  outstanding)....................................................... $6,677,217
                                                                      ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($6,677,217 / 658,863).............................................. $    10.13
                                                                      ==========

--------
 * Non-income producing securities.
** Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................... $ 143,825
   Excess of tax cost over value.................................... $(137,401)

                             M.S.D.&T. FUNDS, INC.
                           LIMITED MATURITY BOND FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                            ------- ------------

AGENCY OBLIGATIONS -- 6.2%
FEDERAL HOME LOAN BANK -- 0.7%
Debentures
 6.34%, 06/13/05..........................................  $ 1,000 $  1,028,460
                                                                    ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 1.4%
Debentures
 7.01%, 07/11/07..........................................    1,000    1,032,910
Mortgage Backed Securities
 6.50%, 03/01/08 (Pool #E00201)...........................      127      128,289
 6.50%, 10/01/12 (Pool #E67991)...........................       24       24,128
 6.50%, 11/01/12 (Pool #E68311)...........................      946      952,536
                                                                    ------------
                                                                       2,137,863
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
Medium Term Notes
 6.08%, 09/03/03..........................................      500      497,055
Mortgage Backed Securities
 6.00%, 07/01/08 (Pool #227994)...........................      590      583,271
 7.50%, 05/01/09 (Pool #282608)...........................      487      501,913
                                                                    ------------
                                                                       1,582,239
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.1%
Mortgage Backed Securities
 8.00%, 11/15/06 (Pool #308751)...........................      212      220,126
 8.00%, 12/15/06 (Pool #312726)...........................       26       26,476
 8.00%, 12/15/06 (Pool #319511)...........................       61       62,918
 6.50%, 12/15/08 (Pool #351994)...........................      172      173,974
 6.50%, 01/15/09 (Pool #359462)...........................      185      187,070
 6.00%, 01/15/09 (Pool #372668)...........................      643      638,607
 8.00%, 04/15/09 (Pool #389481)...........................      230      238,742
 8.00%, 11/15/09 (Pool #401484)...........................      562      582,901
 6.00%, 01/15/11 (Pool #410492)...........................      138      136,801
 6.00%, 02/15/11 (Pool #410497)...........................      539      534,813
 6.50%, 03/15/11 (Pool #398485)...........................      149      150,210
 6.50%, 03/15/11 (Pool #417313)...........................    1,299    1,311,931
 6.50%, 04/15/11 (Pool #421869)...........................       86       86,510
 6.50%, 01/15/12 (Pool #442244)...........................       74       74,682
 6.50%, 03/15/12 (Pool #442139)...........................      195      196,903
                                                                    ------------
                                                                       4,622,664
                                                                    ------------
 TOTAL AGENCY OBLIGATIONS
 (Cost $9,220,712)........................................             9,371,226
                                                                    ------------
CORPORATE BONDS -- 20.8%
BEVERAGES -- 1.1%
Coca-Cola Enterprises Putable Asset Trust
 6.00%, 03/15/01.......................................... $ 1,000 $    998,750
Coca-Cola Co., Inc.
 7.875%, 09/15/98.........................................     200      200,968
Pepsico Inc. Medium Term Note
 5.75% 01/02/03...........................................     500      498,125
                                                                   ------------
                                                                      1,697,843
                                                                   ------------
CHEMICALS -- 0.8%
E.I. duPont deNemours & Co.
 6.00%, 12/01/01..........................................     250      250,000
E.I. duPont deNemours & Co. Medium Term Note
 6.00%, 03/06/03..........................................   1,000    1,001,250
                                                                   ------------
                                                                      1,251,250
                                                                   ------------
FINANCE -- 9.8%
Associates Corp. North America
 6.50%, 07/15/02..........................................   2,000    2,027,500
CIT Group Holdings
 6.375%, 08/01/02.........................................   3,500    3,539,375
 6.375%, 11/15/02.........................................     500      505,625
Ford Motor Credit Corp.
 6.55%, 09/10/02..........................................     700      713,125
 6.00%, 01/14/03..........................................   2,800    2,793,000
General Motors Acceptance Corp.
 6.375%, 12/01/01.........................................   1,000    1,008,750
Norwest Financial, Inc.
 6.00%, 08/01/99..........................................   3,000    3,001,350
 6.125%, 08/01/03.........................................     300      300,375
 6.375%, 11/15/03.........................................   1,000    1,015,000
                                                                   ------------
                                                                     14,904,100
                                                                   ------------
FOODS -- 0.7%
Campbells Soup
 6.15%, 12/01/02..........................................   1,000    1,011,250
                                                                   ------------
PHARMACEUTICALS -- 0.7%
SmithKline Beacham, PLC,
 Medium Term Notes
 6.625%, 10/01/01.........................................     975      996,937
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           LIMITED MATURITY BOND FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                            ------- ------------
CORPORATE BONDS -- CONTINUED
PRINTING & PUBLISHING -- 1.3%
Dow Jones & Co. Inc.
 5.75%, 12/01/00..........................................  $ 2,000 $  1,992,500
                                                                    ------------
RETAIL MERCHANDISING -- 1.7%
Sears Acceptance Corp.
 6.34%, 10/12/00..........................................    2,600    2,616,250
                                                                    ------------
UTILITIES--GAS -- 2.3%
Consolidated Natural Gas Co.
 5.75%, 08/01/03..........................................      475      471,438
Northern Illinois Gas Co.
 5.875%, 05/01/00.........................................      500      498,750
 6.45%, 08/01/01..........................................    2,500    2,537,500
                                                                    ------------
                                                                       3,507,688
                                                                    ------------
UTILITIES--TELEPHONE -- 2.4%
Ameritech Capital Funding
 6.125%, 10/15/01.........................................    1,200    1,207,500
New England Telephone & Telegraph Co.
 5.05%, 10/01/98..........................................    2,500    2,493,750
                                                                    ------------
                                                                       3,701,250
                                                                    ------------
 TOTAL CORPORATE BONDS
 (Cost $31,494,238).......................................            31,679,068
                                                                    ------------
ASSET-BACKED SECURITIES -- 7.4%
AUTO LOAN -- 3.9%
Banc One Auto Grantor Trust
 6.27%, 11/20/03..........................................    2,368    2,378,503
Ford Credit Auto Owner Trust
 6.75%, 09/15/00..........................................    2,000    2,019,000
Premier Auto Trust
 6.575%, 10/06/00.........................................    1,500    1,510,965
                                                                    ------------
                                                                       5,908,468
                                                                    ------------
CREDIT CARD -- 2.8%
Citibank Credit Card Master Trust
 6.839%, 02/10/04.........................................    4,250    4,333,470
                                                                    ------------
STRANDED COST -- 0.7%
California Infrastructure
 6.17%, 03/25/03..........................................    1,000    1,008,210
                                                                    ------------
 TOTAL ASSET-BACKED SECURITIES
 (Cost $11,184,467).......................................            11,250,148
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 55.3%
U.S. TREASURY NOTES
 5.875%, 08/15/98.........................................  $ 3,000 $  3,003,660
 6.00%, 09/30/98..........................................    2,000    2,004,360
 7.125%, 10/15/98.........................................    1,000    1,006,740
 5.50%, 11/15/98..........................................    1,800    1,800,270
 5.125%, 12/31/98.........................................    1,000      998,440
 5.50%, 02/28/99..........................................    8,150    8,150,896
 7.00%, 04/15/99..........................................    6,500    6,583,460
 6.50%, 04/30/99..........................................    1,000    1,008,720
 6.875%, 07/31/99.........................................    1,000    1,014,650
 7.50%, 10/31/99..........................................   13,000   13,341,510
 5.875%, 11/15/99.........................................    4,000    4,018,360
 5.375%, 01/31/00.........................................    5,000    4,987,350
 7.125%, 02/29/00.........................................    5,500    5,643,275
 6.375%, 05/15/00.........................................    2,000    2,030,460
 6.25%, 05/31/00..........................................    3,500    3,547,040
 6.00%, 08/15/00..........................................    2,035    2,053,946
 5.50%, 12/31/00..........................................      600      599,106
 6.25%, 04/30/01..........................................    1,000    1,018,250
 6.50%, 05/31/01..........................................    4,040    4,142,454
 6.125%, 12/31/01.........................................    4,000    4,067,040
 6.25%, 02/28/02..........................................    1,500    1,532,325
 6.625%, 03/31/02.........................................    4,750    4,915,347
 5.75%, 10/31/02..........................................    5,000    5,028,650
 6.25%, 02/15/03..........................................      100      102,728
 7.25%, 05/15/04..........................................      800      866,032
 7.875%, 11/15/04.........................................      500      560,320
                                                                    ------------
 TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $82,867,134).......................................            84,025,389
                                                                    ------------
COMMERCIAL PAPER -- 0.7%
FINANCE -- 0.7%
General Electric Capital Corporation
 5.52%, 06/15/98...                                           1,000      997,853
                                                                    ------------
 TOTAL COMMERCIAL PAPER
 (Cost $997,853)..........................................               997,853
                                                                    ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           LIMITED MATURITY BOND FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                            ------- ------------
REPURCHASE AGREEMENTS -- 6.6%
MORGAN STANLEY & CO., INC.
 (Agreement dated 05/29/98 to be repurchased at $5,002,279
  collateralized by $5,060,000 (Value $5,108,228) U.S.
  Treasury Notes, 5.75%, due 10/31/02)
 5.47%, 06/01/98..........................................   $5,000 $  5,000,000
REPUBLIC NATIONAL BANK NEW YORK
 (Agreement dated 05/29/98 to be repurchased at $5,051,163
  collateralized by $4,930,000 (Value $5,150,021) U.S.
  Treasury Bills, 6.75%, due 5/31/99)
 5.50%, 06/01/98..........................................    5,049    5,048,849
                                                                    ------------
 TOTAL REPURCHASE AGREEMENTS
 (Cost $10,048,849).......................................            10,048,849
                                                                    ------------
                                                         NUMBER OF
                                                          SHARES
                                                         ---------
INVESTMENT COMPANIES -- 2.0%
Goldman Sachs Financial Square Prime Obligations Fund... 1,500,000    1,500,000
Temporary Investment Fund--TempFund..................... 1,500,000    1,500,000
                                                                   ------------
 TOTAL INVESTMENT COMPANIES
  (Cost $3,000,000).....................................              3,000,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.0%
 (Cost $148,813,253*).............................................  150,372,533
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.....................    1,549,846
                                                                   ------------
NET ASSETS -- 100.0%
 (equivalent to $10.45 per share based on 14,543,171 shares
  outstanding).................................................... $151,922,379
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($151,922,379 / 14,543,171)......................................       $10.45
                                                                         ======

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost................................... $1,680,705
   Excess of tax cost over value................................... $ (121,425)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             TOTAL RETURN BOND FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                             -----     -----
AGENCY OBLIGATIONS -- 46.8%
FEDERAL HOME LOAN BANK -- 1.5%
Mortgage Backed Securities
 6.185%, 06/07/00..........................................  $1,500 $ 1,513,920
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 9.5%
Debentures
 7.30%, 08/24/06...........................................   1,000   1,038,710
Mortgage Backed Securities
 6.25%, 12/15/16 (Pool #C2018PA)...........................     250     251,688
 6.175%, 08/15/18 (Pool #2035).............................     500     501,155
 6.50%, 09/01/24 (Pool #G00320)............................   2,607   2,596,602
 7.50%, 07/01/26 (Pool #D72963)............................     393     404,342
 7.50%, 10/01/27 (Pool #D82914)............................     376     386,903
 6.50%, 10/01/27 (Pool #D83095)............................      44      44,189
 6.50%, 10/01/27 (Pool #D83337)............................   1,050   1,046,004
 6.50%, 10/01/27 (Pool #C00561)............................      35      34,875
 7.00%, 11/01/27 (Pool #D83947)............................   2,265   2,300,695
 6.00%, 05/01/28 (Pool #786307)............................   1,000   1,000,000
                                                                    -----------
                                                                      9,605,163
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 23.7%
Debentures
 5.875%, 02/02/06..........................................   2,750   2,747,168
 6.30% 12/03/01............................................     600     600,810
Mortgage Backed Securities
 5.70%, 06/25/17...........................................   1,000     992,830
 6.00%, 11/18/17...........................................   1,250   1,247,813
Medium Term Notes
 6.50%, 12/27/01...........................................     250     252,500
 7.14%, 03/12/07...........................................     245     253,955
 6.63%, 06/20/05...........................................     500     523,125
 6.54%, 09/10/07...........................................   1,000   1,042,910
 7.00%, 08/27/12...........................................   1,000   1,034,460
Mortgage Backed Securities
 7.00%, 04/01/04 (Pool #377898)............................     274     278,385
 7.50%, 10/01/07 (Pool #177233)............................     217     223,897
 6.00%, 01/01/09 (Pool #265989)............................   1,522   1,504,872
 7.00%, 04/01/11 (Pool #338884)............................     554     565,326
 7.50%, 08/01/26 (Pool #349416)............................     348     357,769
 8.00%, 09/01/26 (Pool #250675)............................     563     584,324
 7.00%, 04/01/27 (Pool #313458)............................     731     741,695
 5.982%, 04/01/27 (Pool #378044)...........................   2,095   2,092,025
 8.00%, 08/01/27 (Pool #392496)............................     774     803,519
 8.00%, 09/01/27 (Pool #398392)............................      57      59,639
 8.00%, 10/01/27 (Pool # 331320)...........................     162     168,706
 7.50%, 10/01/27 (Pool #395593)............................     939     966,104
 8.00%, 10/01/27 (Pool #395770)............................      20      21,084
 7.50%, 10/01/27 (Pool #396031)............................   1,118   1,149,956
 7.00%, 10/01/27 (Pool #398928)............................     375     380,828
 6.50%, 10/01/27 (Pool #399065)............................     486     483,479
 8.00%, 10/01/27 (Pool #399081)............................     888     922,111
 8.00%, 10/01/27 (Pool #402178)............................     436     452,393
 7.00%, 11/01/27 (Pool #251286)............................     957     971,457
 6.50%, 11/01/27 (Pool #402786)............................     190     188,943
 6.50%, 12/01/27 (Pool #354802)............................     638     634,335
 6.50%, 01/01/28 (Pool #406700)............................   1,824   1,814,650
                                                                    -----------
                                                                     24,061,068
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.1%
Mortgage Backed Securities
 9.00%, 05/15/16 (Pool #163606)............................      24      25,309
 9.00%, 11/15/16 (Pool #181127)............................     226     242,553
 9.00%, 11/15/16 (Pool #183984)............................       5       4,957
 9.00%, 01/15/17 (Pool #175218)............................       4       4,419
 8.00%, 05/15/17 (Pool #180719)............................      77      80,097
 8.00%, 05/15/17 (Pool #217626)............................     120     124,778
 9.00%, 09/15/17 (Pool #222594)............................      79      84,467
 9.00%, 04/15/18 (Pool #236277)............................      17      18,768
 10.00%, 09/15/18 (Pool #255652)...........................      32      34,648
 10.00%, 05/15/19 (Pool #274305)...........................      57      62,841
 9.00%, 11/15/19 (Pool #247019)............................      96     102,713
 9.00%, 06/15/21 (Pool #305720)............................      96     103,305
 9.00%, 06/15/21 (Pool #309078)............................     204     218,534
 9.00%, 07/15/21 (Pool #309027)............................      81      86,791
 9.00%, 07/15/21 (Pool #309084)............................     109     116,717
 9.00%, 08/15/21 (Pool #296154)............................     154     165,644
 9.00%, 08/15/21 (Pool #306259)............................     173     185,961
 9.00%, 09/15/21 (Pool #272061)............................      65      70,054
 9.00%, 09/15/21 (Pool #305911)............................      93      99,736
 9.00%, 09/15/21 (Pool #308283)............................     152     163,353
 9.00%, 09/15/21 (Pool #308920)............................     116     123,893
 9.00%, 09/15/21 (Pool #313023)............................      44      47,040
 9.00%, 09/15/21 (Pool #314939)............................      47      50,009
 8.00%, 02/15/23 (Pool #332531)............................   1,589   1,653,531
 7.00%, 05/20/24 (Pool #1716)..............................     197     199,675
 7.50%, 06/15/24 (Pool #376533)............................   1,358   1,400,426
 7.00%, 10/15/25 (Pool #409958)............................     435     441,772
 7.00%, 01/15/26 (Pool #382719)............................     341     346,615

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             TOTAL RETURN BOND FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                               PAR
                                                              (000)     VALUE
                                                              -----     -----
AGENCY OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
 7.00%, 01/15/26 (Pool #422404)............................  $   299 $   303,502
 6.50%, 02/15/26 (Pool #405214)............................      147     146,540
 7.00%, 02/15/26 (Pool #421686)............................    1,086   1,103,754
 6.50%, 02/15/26 (Pool #425085)............................      118     117,935
 6.50%, 03/15/26 (Pool #395468)............................      215     214,080
 7.50%, 07/15/27 Pool #452183).............................      911     939,005
 7.00%, 08/15/27 Pool #443508).............................      329     334,223
 8.50%, 08/15/27 (Pool #453213)............................      458     483,674
 8.00%, 09/15/27 (Pool #453740)............................      303     315,457
 7.00%, 09/15/27 (Pool #453980)............................      336     341,370
 7.00%, 10/15/27 (Pool #445227)............................      359     364,978
 7.00%, 10/15/27 (Pool #455319)............................      306     310,648
                                                                     -----------
                                                                      11,233,772
                                                                     -----------
TENNESSEE VALLEY AUTHORITY -- 1.0%
Debentures
 6.00%, 11/01/00...........................................    1,000   1,000,000
                                                                     -----------
 TOTAL AGENCY OBLIGATIONS
 (Cost $46,631,134)........................................           47,413,923
                                                                     -----------
CORPORATE BONDS -- 7.6%
BEVERAGES -- 0.5%
Anheuser Busch Co., Inc.
 6.75%, 06/01/05...........................................      500     510,625
                                                                     -----------
FOREIGN AGENCIES -- 2.8%
Republic of Argentina FRB
 6.625, 03/31/05...........................................      475     425,980
Republic of Korea
 8.875%, 04/15/08..........................................    1,500   1,395,000
Manitoba Province Canada
 6.125%, 01/19/04..........................................    1,000   1,008,750
                                                                     -----------
                                                                       2,829,730
                                                                     -----------
FINANCE -- 3.5%
Chrysler Financial Corp.
 5.88%, 12/21/98...........................................      800     800,136
Ford Motor Credit Corp.
 8.00%, 01/15/99...........................................      325     329,134
General Motors Acceptance Corp.
 7.125%, 05/01/01..........................................      400     411,500
 6.375%, 12/01/01..........................................    2,000   2,017,500
                                                                     -----------
                                                                       3,558,270
                                                                     -----------
PETROLEUM -- 0.3%
Mobil Oil Co.
 9.17%, 02/29/00...........................................  $   288 $   294,729
                                                                     -----------
UTILITIES--ELECTRIC -- 0.5%
Duke Power Co.
 7.50%, 04/01/99...........................................      500     506,250
                                                                     -----------
 TOTAL CORPORATE BONDS
 (Cost $7,585,715).........................................            7,699,604
                                                                     -----------
ASSET-BACKED SECURITIES -- 10.7%
AUTO LOAN -- 5.9%
BancOne Auto Grantor Trust
 6.27%, 11/20/03...........................................    1,739   1,746,501
Barnett Auto Trust
 6.03%, 11/15/01...........................................    2,400   2,408,232
Chase Manhattan Grantor Trust
 6.00%, 09/17/01 ..........................................      709     709,533
Premier Auto Trust
 6.35%, 04/06/02...........................................    1,170   1,187,258
                                                                     -----------
                                                                       6,051,524
                                                                     -----------
CREDIT CARD -- 4.8%
Chase Credit Card Master Trust
 6.30%, 04/15/03...........................................    1,000   1,013,190
Citibank Credit Card Master Trust
 6.839%, 02/10/02..........................................    3,750   3,823,650
                                                                     -----------
                                                                       4,836,840
                                                                     -----------
 TOTAL ASSET-BACKED SECURITIES
 (Cost $10,827,051)........................................           10,888,364
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 17.5%
U.S. Treasury Notes
 9.25%, 08/15/98...........................................      775     781,231
 5.125%, 12/31/98..........................................    1,000     998,440
 6.50%, 04/30/99...........................................    1,100   1,109,592
 7.25%, 05/15/04...........................................      500     541,270
 7.25%, 08/15/04...........................................    1,255   1,362,125
 5.875%, 11/15/05..........................................      500     507,055
U.S. Treasury Bonds
 8.00%, 11/15/21...........................................    1,850   2,340,010
 7.125%, 02/15/23..........................................      400     463,248
 6.25%, 08/15/23...........................................    5,000   5,234,250

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             TOTAL RETURN BOND FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                               PAR
                                                              (000)     VALUE
                                                              -----     -----
U.S. TREASURY OBLIGATIONS -- CONTINUED
 7.50%, 11/15/24...........................................  $   350 $   425,054
 6.875%, 08/15/25..........................................    3,100   3,511,153
 6.00%, 02/15/26 ..........................................      500     508,100
                                                                     -----------
 TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $16,433,997)........................................           17,781,528
                                                                     -----------
REPURCHASE AGREEMENT -- 12.2%
MORGAN STANLEY & CO., INC.
 (Agreement dated 05/29/98 to be repurchased at $12,327,757
  collateralized by $12,460,000 (Value $12,578,759) U.S.
  Treasury Notes, 5.75%, due 10/31/02)
 5.47%, 06/01/98...........................................   12,322  12,322,140
                                                                     -----------
 TOTAL REPURCHASE AGREEMENT
 (Cost $12,322,140)........................................           12,322,140
                                                                     -----------
                                                          NUMBER OF
                                                           SHARES
                                                          ---------
INVESTMENT COMPANY -- 4.8%
Goldman Sachs Financial Square Prime Obligations Fund...  4,826,445    4,826,445
                                                                    ------------
 TOTAL INVESTMENT COMPANY
 (Cost $4,826,445)......................................               4,826,445
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.6%
 (Cost $98,626,482*)...............................................  100,932,004
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%......................      431,495
                                                                    ------------
NET ASSETS -- 100.0%
 (equivalent to $10.02 per share based on 10,119,849 shares
 outstanding)...................................................... $101,363,499
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($101,363,499 / 10,119,849).......................................       $10.02
                                                                          ======

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost................................... $2,416,734
   Excess of tax cost over value................................... $ (111,212)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         MARYLAND TAX-EXEMPT BOND FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                             PAR
                                                            (000)     VALUE
                                                           ------- -----------
MARYLAND -- 92.7%
Anne Arundel County, GO, CGI
 5.30%, 07/15/12.......................................... $   400 $   412,000
Baltimore City, RB, Waste Water Project, INS: FGIC
 5.50%, 07/01/26..........................................     300     314,250
Baltimore County, GO, Refunding--CPI
 5.20%, 04/01/09..........................................     400     415,000
Baltimore GO, CPI, INS: FGIC
 5.00%, 10/15/16..........................................     500     502,500
Carroll County
 4.80%, 12/01/12..........................................     500     505,625
Frederick County, GO
 5.00%, 08/01/09..........................................     500     515,000
Harford County, GO, CPI, UT
 5.60%, 09/01/06..........................................     325     345,718
Harford County, GO, CPI, UT
 5.00%, 12/01/14..........................................     250     251,563
Howard County, GO, CPI
 7.00%, 05/15/08..........................................     200     211,500
 5.25%, 08/15/09..........................................     400     419,500
 5.25%, 08/15/12..........................................     250     266,250
Maryland National Capital Park & Planning Commission --
 Prince George's County, GO
 6.90%, 07/01/99..........................................     250     258,365
 5.15%, 07/01/03..........................................     300     307,875
Maryland State & Local Facilities, GO
 5.40%, 05/15/00..........................................     100     103,000
 5.00%, 08/01/05..........................................     445     466,138
Maryland State Community Development, RB, Administration
 Department of Housing & Community Development
 5.00%, 01/01/05..........................................     500     520,000
Maryland State Department of Transportation, MB
 3.875%, 06/15/00.........................................     280     280,000
Maryland State Health & Higher Educational Facilities
 Authority, RB, Francis Scott Key Medical Center
 5.00%, 07/01/23..........................................     400     395,000
Maryland State Health & Higher Educational Facilities
 Authority, Greater Baltimore Medical Center, Prerefunded
 @ 102
 6.75%, 07/01/01..........................................      500     548,125
Maryland State Health & Higher Educational Facilities
 Authority, RB, Johns Hopkins Hospital
 5.00%, 07/01/23..........................................      300     293,250
Maryland State Health & Higher Educational Facilities
 Authority, RB, Johns Hopkins University
 5.25%, 07/01/17..........................................      500     506,875
Maryland State Health & Higher Educational Facilities
 Authority, RB, Loyola College, INS: MBIA
 5.375%, 10/01/26.........................................      500     509,375
Maryland State Health & Higher Educational Facilities
 Authority, RB, University of Maryland Medical System,
 INS: FGIC
 5.40%, 07/01/07..........................................      300     316,875
Maryland State Stadium Authority, RB, Ocean City
 Convention Center
 5.375%, 12/15/15.........................................      400     410,500
Maryland State Transportation Authority, RB
 5.75%, 07/01/15 .........................................      150     155,438
Maryland Water Quality Financing Administration, RB,
 Revolving Loan Fund
 5.50%, 09/01/11..........................................      200     209,750
 5.40%, 09/01/12..........................................      300     309,000
Montgomery County, GO, CPI
 4.90%, 10/01/10..........................................      500     510,625
Montgomery County Revenue Authority, RB, Olney Indoor Swim
 Project
 5.25%, 10/01/12..........................................      250     259,687
Montgomery County, RB, Housing Opportunity Community
 Housing Multi-Family, Avalon Knoll
 5.70%, 07/01/10..........................................      150     159,562

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         MARYLAND TAX-EXEMPT BOND FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                            ------- -----------
MARYLAND -- CONTINUED
Prince George's County, GO, CPI, INS: MBIA
 5.25%, 03/15/15..........................................  $   400 $   412,000
Saint Mary's County, GO, CPI, INS: MBIA
 4.60%, 09/01/04..........................................      500     511,875
University of Maryland System Auxiliary Facilities &
 Tuition RB
 5.125%, 04/01/13.........................................      400     406,000
Washington County, GO, Refunding-- CPI, UT, INS: FGIC
 5.25%, 01/01/06..........................................      200     210,500
Washington Suburban Sanitation District, GO, General
 Construction
 3.90%, 06/01/99..........................................      100     100,280
 5.25%, 06/01/16..........................................      250     260,313
Washington Suburban Sanitation District, GO, Water Supply
 5.10%, 06/01/16..........................................      300     301,125
Wicomico County, GO, CPI, INS: MBIA
 3.75%, 12/01/98..........................................      500     500,360
Worcester County, GO, CPI
 5.00%, 08/01/99..........................................      500     507,500
                                                                    -----------
                                                                     13,888,299
                                                                    -----------
MISSISSIPPI -- 3.3%
Jackson County Port Facilities, VRDN, Chevron USA Inc.
 Project**
 4.05%, 06/01/98..........................................      500     500,000
                                                                    -----------
 TOTAL MUNICIPAL BONDS
 (Cost $13,977,677).......................................           14,388,299
                                                                    -----------
                                                            NUMBER
                                                              OF
                                                            SHARES     VALUE
                                                            ------- -----------

INVESTMENT COMPANIES -- 5.7%
Goldman Sachs Financial Square Tax-Free Money Market
 Fund.....................................................  127,828 $   127,828
Municipal Fund for Temporary Investments--MuniFund........  722,942     722,942
                                                                    -----------
 TOTAL INVESTMENT COMPANIES
 (Cost $850,770)..........................................              850,770
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES -- 101.7%
 (Cost $14,828,447*)...............................................  15,239,069
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7)%....................    (258,580)
                                                                    -----------
NET ASSETS -- 100.0%
 (equivalent to $10.82 per share based on 1,384,481 shares
 outstanding)...................................................... $14,980,489
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($14,980,489 / 1,384,481).........................................      $10.82
                                                                         ======

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost..................................... $416,630
   Excess of tax cost over value..................................... $ (6,008)

** The rate shown is as of May 31, 1998 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                         PAR
                                                        (000)     VALUE
                                                       ------- -----------
ARIZONA -- 1.1%
Maricopa County High School District 210, GO
 4.80%, 07/01/00...................................... $ 1,000 $ 1,017,500
                                                               -----------
COLORADO - 1.1%
Arapahoe County School District 005, GO, Cherry Creek
 5.00%, 12/15/00......................................   1,000   1,026,250
                                                               -----------
CONNECTICUT -- 1.1%
Connecticut State, GO
 5.50%, 10/01/00......................................   1,000   1,036,250
                                                               -----------
DELAWARE -- 3.3%
Delaware State, GO
 5.00%, 04/01/01......................................   2,000   2,057,500
New Castle County, GO
 6.00%, 10/15/98......................................   1,000   1,008,580
                                                               -----------
                                                                 3,066,080
                                                               -----------
FLORIDA -- 2.9%
Jacksonville Electric Authority Revenue, RB, ETM
 5.25%, 07/01/01......................................     855     868,894
Jacksonville Electric Authority, RB,
 St Johns River
 6.40%, 10/01/00......................................   1,750   1,850,625
                                                               -----------
                                                                 2,719,519
                                                               -----------
GEORGIA -- 4.1%
Fulton County, GO
 4.70%, 01/01/02......................................   1,300   1,324,375
Georgia State, GO
 5.50%, 04/01/99......................................   2,450   2,488,098
                                                               -----------
                                                                 3,812,473
                                                               -----------
HAWAII -- 1.1%
Hawaii State, GO
 4.10%, 07/01/98......................................   1,000   1,000,147
                                                               -----------
ILLINOIS -- 6.7%
Chicago Metropolitan Water Reclamation District--
 Greater Chicago, GO
 4.80%, 12/01/00......................................   1,000   1,018,750
Illinois State Civic Center, RB, INS: AMBAC
 5.00%, 12/15/07......................................   2,105   2,182,675
Illinois State, GO
 4.80%, 06/01/00......................................   1,000   1,016,250
Illinois State, GO, INS: FGIC
 5.25%, 07/01/02......................................   2,000   2,085,000
                                                               -----------
                                                                 6,302,675
                                                               -----------
KENTUCKY -- 2.2%
Kentucky State Turnpike Authority, RB, Economic
 Development Road Revenue, INS: AMBAC
 5.00%, 07/01/02......................................   2,000   2,067,500
                                                               -----------
LOUISIANA -- 4.5%
Louisiana State, GO, INS: FGIC
 5.50%, 04/15/02......................................   2,000   2,092,500
St. Tammany Parish, RB, Justice Complex, INS: FGIC
 5.30%, 04/01/08......................................   2,050   2,155,063
                                                               -----------
                                                                 4,247,563
                                                               -----------
MARYLAND -- 18.3%
Anne Arundel County, GO, CGI
 4.40%, 02/01/99......................................   2,220   2,232,697
Calvert County, GO
 5.05%, 01/01/01......................................   1,000   1,025,000
Harford County, GO, CPI
 4.40%, 12/01/98......................................   1,920   1,927,813
Harford County, GO
 4.50%, 12/01/01......................................   1,680   1,707,300
Howard County, GO,
 Prerefunded @ 100
 7.00%, 05/15/00......................................     500     528,750
Howard County, GO, CPI, Prerefunded @100
 5.75%, 02/15/01......................................   1,000   1,043,750
Maryland State, GO, State & Local Facilites
 5.00%, 03/15/00......................................   2,000   2,042,500
 4.50%, 10/15/00......................................   1,000   1,016,250
 5.20%, 10/15/01......................................   1,000   1,040,000
Maryland State Department of Transportation, RB
 6.00%, 09/01/00......................................   1,000   1,045,000
Maryland State Stadium Authority Sports, RB
 5.30%, 03/01/01......................................   1,260   1,299,375

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                             PAR
                                                            (000)     VALUE
                                                           ------- -----------
MARYLAND -- CONTINUED
St Mary's County, GO, Public Facilites and Hospital,
 INS:AMBAC
 4.10%, 07/01/00.......................................... $ 1,000 $ 1,006,250
Washington Suburban Sanitation District, GO, Water Supply
 5.20%, 06/01/98..........................................   1,000   1,000,038
Washington Suburban Sanitation District, GO, General
 Construction
 3.90%, 06/01/99..........................................     300     300,840
                                                                   -----------
                                                                    17,215,563
                                                                   -----------
MASSACHUSETTS -- 4.0%
Massachusetts State, GO, Construction Loan, INS: MBIA
 5.00%, 01/01/01..........................................   1,420   1,455,500
Massachusetts State, GO, Construction Loan, INS: FGIC
 5.00%, 06/01/01..........................................   1,260   1,296,225
Massachusetts State, GO
 5.50%, 11/01/01..........................................   1,000   1,047,500
                                                                   -----------
                                                                     3,799,225
                                                                   -----------
MICHIGAN -- 2.5%
Michigan Municipal Bond Authority, RB, Pooled Project
 5.75%, 10/01/05..........................................   2,120   2,332,000
                                                                   -----------
MINNESOTA -- 1.1%
St Paul Minnesota, GO
 5.40%, 03/01/99..........................................   1,000   1,013,560
                                                                   -----------
MISSISSIPPI -- 1.3%
Mississippi State, GO, Capital Improvement
 6.00%, 08/01/98..........................................   1,175   1,179,160
                                                                   -----------
MISSOURI -- 1.1%
Kansas City, RB, Water
 5.60%, 12/01/01..........................................   1,020   1,072,275
                                                                   -----------
NEW JERSEY -- 2.1%
New Jersey State Transportation, RB, Transportation
 System, ETM
 5.00%, 12/15/98..........................................   2,000   2,014,420
                                                                   -----------
NEW MEXICO -- 1.1%
Albuquerque Water & Sewer, RB
 5.50%, 07/01/01..........................................   1,000   1,042,500
                                                                   -----------
NORTH CAROLINA -- 3.3%
Greensboro, GO, CPI,
 Prerefunded @ 102
 6.25%, 03/01/02..........................................   1,000   1,091,250
Wake County, GO
 4.80%, 03/01/02..........................................   1,000   1,026,250
Winston Salem, COP
 4.20%, 07/01/98..........................................   1,000   1,000,234
                                                                   -----------
                                                                     3,117,734
                                                                   -----------
OHIO -- 2.2%
Columbus, GO
 5.65%, 01/01/99..........................................   1,000   1,011,810
Ohio State Public Facilities Commission, RB, Higher
 Educational Capital Facilities
 4.75%, 05/01/01..........................................   1,000   1,018,750
                                                                   -----------
                                                                     2,030,560
                                                                   -----------
PENNSYLVANIA -- 13.2%
Bethlehem Area School District, GO, INS: FGIC
 5.50%, 09/01/06..........................................   2,815   3,022,606
Bristol Township School District, GO, Prerefunded @ 102,
 INS: MBIA
 6.625%, 02/15/02.........................................   2,000   2,202,500
Dauphin County General Authority, RB, School District
 Pooled Financing Program II, INS: AMBAC
 4.45%, 09/01/01..........................................     500     505,625
Pennsylvania State, GO
 4.625%, 05/01/00.........................................   1,000   1,012,500
 5.80%, 11/15/00..........................................   1,000   1,043,750
Pennsylvania State, GO, INS: AMBAC
 5.125%, 03/15/02.........................................   1,440   1,492,200
Philadelphia, RB, Water and Sewer, Prerefunded @ 102,
 INS:MBIA
 6.90%, 10/01/99..........................................   3,000   3,172,500
                                                                   -----------
                                                                    12,451,681
                                                                   -----------
SOUTH CAROLINA -- 1.2%
South Carolina State, GO, State Highway
 5.40%, 08/01/00..........................................   1,090   1,126,788
                                                                   -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1998

                                                              PAR
                                                             (000)     VALUE
                                                            ------- -----------
TEXAS -- 3.3%
Harris County, GO, Permanent Improvement
 5.80%, 10/01/99........................................... $ 1,000 $ 1,027,500
San Antonio Electric & Gas, RB, Prerefunded @ 101.50
 7.00%, 02/01/99...........................................     465     481,484
San Antonio Electric & Gas, RB, Unrefunded Balance
 7.00%, 02/01/99...........................................     535     553,752
Texas Municipal Power Agency Revenue, RB, INS: FGIC
 6.75%, 09/01/98...........................................   1,000   1,007,300
                                                                    -----------
                                                                      3,070,036
                                                                    -----------
UTAH -- 1.3%
Utah State, GO
 5.00%, 07/01/02...........................................   1,250   1,295,313
                                                                    -----------
VIRGINIA -- 6.8%
 Fairfax County, GO, INS: SAW
 5.50%, 05/01/01...........................................   1,000   1,027,500
Fairfax County, GO, CPI, INS: SAW
 5.00%, 06/01/99...........................................   1,000   1,013,840
Virginia State Public Building Authority, RB
 5.10%, 08/01/00...........................................   1,000   1,023,750
Virginia State Public School Authority, RB, INS: SAW
 6.00%, 08/01/01...........................................   1,180   1,250,800
Virginia State Public School Authority, RB
 5.75%, 01/01/00...........................................   1,000   1,028,750
Virginia State Transportation Board, RB, Route 28 Project
 5.80%, 04/01/01...........................................   1,000   1,043,750
                                                                    -----------
                                                                      6,388,390
                                                                    -----------
WASHINGTON -- 3.3%
Washington State, GO
 6.60%, 02/01/02...........................................   1,000   1,085,000
Washington State, GO, Motor
 Vehicle Fuel
 4.875%, 09/01/01..........................................   2,000   2,050,000
                                                                    -----------
                                                                      3,135,000
                                                                    -----------
WISCONSIN -- 3.3%
Milwaukee County, GO
 5.25%, 09/01/00...........................................   1,000   1,028,750
Milwaukee Area Technical College District, GO
 5.10%, 06/01/99...........................................   1,000   1,013,830
Wisconsin State, GO
 5.75%, 05/01/00...........................................   1,000   1,032,500
                                                                    -----------
                                                                      3,075,080
                                                                    -----------
 TOTAL MUNICIPAL BONDS
 (Cost $90,746,393)........................................          91,655,242
                                                                    -----------
                                                            NUMBER
                                                           OF SHARES
                                                           ---------
INVESTMENT COMPANIES -- 1.0%
Goldman Sachs Financial Square Tax-Free Money Market
 Fund....................................................    60,660       60,660
Municipal Fund for Temporary Investments -- MuniFund.....   878,258      878,258
                                                                     -----------
 TOTAL INVESTMENT COMPANIES
 (Cost $938,918).........................................                938,918
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES -- 98.5%
 (Cost $91,685,311*).....................................             92,594,160
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%.......................   1,398,337
                                                                     -----------
NET ASSETS -- 100.0%
 (equivalent to $10.01 per share based on 9,390,918 shares
 outstanding)....................................................... $93,992,497
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($93,992,497 / 9,390,918)..........................................      $10.01
                                                                          ======

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost..................................... $914,834
   Excess of tax cost over value..................................... $ (5,985)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         NATIONAL TAX-EXEMPT BOND FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1998

                                                            PAR
                                                           (000)      VALUE
                                                         --------- ------------

CALIFORNIA -- 4.3%
California State, GO
 6.25%, 09/01/08.......................................  $   3,800 $  4,355,750
East Bay Municipal Utility Water, RB, INS: MBIA
 6.00%, 06/01/02.......................................      3,000    3,221,250
                                                                   ------------
                                                                      7,577,000
                                                                   ------------
COLORADO -- 0.9%
Colorado Springs, RB, Utility Revenue, ETM
 5.875%, 11/15/17......................................      1,500    1,663,125
                                                                   ------------
DELAWARE -- 1.0%
Delaware State Economic Development Authority, RB,
 Osteopathic Hospital Assoc., ETM
 6.75%, 01/01/13.......................................      1,500    1,741,875
                                                                   ------------
FLORIDA -- 5.8%
Brevard County, GO, INS: AMBAC
 5.375%, 09/01/11......................................      1,180    1,267,025
Florida State, GO, Jacksonville Transportation,
 Prerefunded @ 101
 6.40%, 07/01/02.......................................      2,500    2,734,375
Florida State Board of Education, GO, Public Education
 5.50%, 06/01/14.......................................      1,860    1,939,050
Florida State Turnpike Authority, RB, Turnpike Revenue
 7.35%, 07/01/98.......................................      1,000    1,002,592
Lakeland Florida, RB, Electric & Water Revenue
 5.90%, 10/01/07.......................................      1,075    1,190,563
Seacoast Florida Authority Water & Sewer, RB, INS: FGIC
 5.50%, 03/01/16.......................................      2,000    2,137,500
                                                                   ------------
                                                                     10,271,105
                                                                   ------------
HAWAII -- 0.6%
Hawaii State, GO
 5.125%, 02/01/09......................................      1,000    1,042,500
                                                                   ------------
ILLINOIS -- 1.2%
Illinois State, GO,
 Prerefunded @ 102
 6.60%, 06/01/09.......................................      2,000    2,175,000
                                                                   ------------
MARYLAND -- 13.8%
Anne Arundel County, GO
 5.00%, 09/01/12.......................................      2,000    2,032,500
Baltimore County, GO, CPI
 5.25%, 06/01/11.......................................      1,000    1,048,750
Baltimore County Metro
 District, GO
 6.80%, 04/01/00.......................................      1,000    1,050,000
Carroll County, GO, CPI
 5.125%, 12/01/13......................................      1,000    1,031,250
Carroll County, GO, GPI
 4.80%, 12/01/12.......................................        355      358,994
Howard County, GO, CPI, Partially Prerefunded @ 102
 8/15/03
 5.25%, 08/15/09                                             1,000    1,048,750
Howard County, CPI, Partially Prerefunded @ 101 2/15/03
 5.25%, 02/15/06.......................................      1,670    1,757,675
Maryland National Capital Park & Planning Commission --
  Prince George's County, GO
 5.00%, 07/01/08.......................................      1,000    1,040,000
Maryland State Community Development, RB,
 Administration Department of Housing & Community
 Development, Housing
 5.00%, 01/01/05.......................................        360      374,400
Maryland State Community Development, RB,
 Administration Department of Housing & Community
 Development, Multi-Family
 6.70%, 05/15/27.......................................      1,000    1,071,250
Maryland State Community Development, RB,
 Administration Department of Housing & Community
 Development, Single Family
 6.55%, 04/01/17.......................................      1,330    1,424,763

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         NATIONAL TAX-EXEMPT BOND FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                            PAR
                                                           (000)      VALUE
                                                         --------- ------------
MARYLAND -- CONTINUED
Maryland State, GO, State & Local Facilities
 4.50%, 10/15/03.......................................  $   1,000 $  1,020,000
Maryland State Department of Transportation, RB,
 Prerefunded @ 100.75
 6.10%, 09/01/01.......................................      1,095    1,152,488
Maryland State Health & Higher Education Facilities
 Authority, RB, Loyola College, INS: MBIA
 5.375%, 10/01/26......................................      2,000    2,037,500
Montgomery County, GO, CPI
 5.50%, 04/01/16.......................................      1,000    1,045,000
Prince George's County, RB, Pkg Authority Revenue
 Justice Center Facility Project
 6.35%, 05/01/04.......................................      1,000    1,083,750
Washington Suburban Sanitation District, GO, Special
 Assessment
 5.50%, 06/01/00.......................................      1,960    2,021,250
Washington Suburban Sanitation District, GO, Water
 Supply
 5.10%, 06/01/16.......................................      1,200    1,204,500
 5.00%, 06/01/14.......................................      1,250    1,256,250
Washington Suburban Sanitation District, GO
 5.25%, 06/01/16.......................................      1,400    1,457,750
                                                                   ------------
                                                                     24,516,820
                                                                   ------------
MASSACHUSETTS -- 6.1%
Massachusetts State, GO, Construction Loan
 4.25%, 03/01/99.......................................      2,775    2,789,402
 5.00%, 08/01/17.......................................      2,000    1,977,500
Massachusetts State Special Obligation, RB, Prerefunded
 @ 100, INS: AMBAC
 6.00%, 06/01/02.......................................      3,600    3,843,000
Massachusetts State Water Pollution, RB, Abatement
 Pooled Loan Program
 5.70%, 02/01/11.......................................      2,010    2,175,825
                                                                   ------------
                                                                     10,785,727
                                                                   ------------
MICHIGAN -- 1.8%
Flat Rock Community School, GO, INS: MBIA
 5.25%, 05/01/18.......................................      1,250    1,262,500
Michigan State Building Authority, RB, INS: AMBAC
 6.75%, 10/01/07.......................................      1,800    1,966,500
                                                                   ------------
                                                                      3,229,000
                                                                   ------------
MINNESOTA -- 4.6%
Minneapolis Special School District No. 001, GO
 5.00%, 02/01/04.......................................      1,000    1,040,000
Minnesota Public Facilites Authority, RB, Water
 Pollution Control
 4.875%, 03/01/12......................................      3,000    3,026,250
Minnesota State, GO
 4.75%, 08/01/10.......................................      2,000    2,030,000
 6.00%, 10/01/14.......................................      1,000    1,073,750
Rochester Minnesota Health Care, RB, Mayo
 Foundation/Mayo Medical Center
 5.90%, 11/15/09.......................................      1,000    1,108,750
                                                                   ------------
                                                                      8,278,750
                                                                   ------------
MISSOURI -- 0.6%
Missouri State Environmental Improvements, RB, Water
 Pollution Control State Revolving Fund
 5.125%, 01/01/10......................................      1,000    1,038,750
                                                                   ------------
NEVADA -- 1.7%
Nevada State, Colorado River Commission, RB,
 Prerefunded @ 101
 6.25%, 10/01/02.......................................      1,705    1,860,581
Nevada State, GO
 6.30%, 07/01/04.......................................      1,125    1,222,031
                                                                   ------------
                                                                      3,082,612
                                                                   ------------
NEW HAMPSHIRE -- 2.9%
New Hampshire Municipal Bond Bank, RB, INS: MBIA
 5.625%, 08/15/01......................................      4,900    5,138,875
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         NATIONAL TAX-EXEMPT BOND FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1998

                                                           PAR
                                                          (000)      VALUE
                                                        --------- ------------
NEW JERSEY -- 3.1%
New Jersey State, GO
 9.40%, 04/01/99....................................... $   1,000 $  1,046,450
New Jersey State Highway Authority, RB, Garden State
 Parkway General Revenue, ETM
 6.00%, 01/01/19.......................................     4,010    4,561,375
                                                                  ------------
                                                                     5,607,825
                                                                  ------------
NEW YORK -- 8.1%
Municipal Assistance Corp for City of New York, RB
 4.85%, 07/01/01.......................................     3,315    3,393,731
New York City Transitional Financial Authority, RB
 5.00%, 05/01/06.......................................     2,000    2,082,500
New York State Power Authority, RB, General Purpose,
 Prerefunded @ 102
 5.25%, 01/01/03.......................................     1,375    1,457,500
New York State Power Authority, RB, Prerefunded @ 102,
 INS: FGIC
 5.25%, 01/01/03.......................................     2,250    2,390,625
New York State Power Authority Revenue, RB, INS: FGIC,
 ETM
 5.125%, 01/01/11......................................     1,000    1,045,000
Triborough Bridge & Tunnel Authority, RB, General
 Purpose
 6.00%, 01/01/12.......................................     2,000    2,240,000
Westchester County, GO
 6.70%, 02/01/05.......................................     1,560    1,782,300
                                                                  ------------
                                                                    14,391,656
                                                                  ------------
NORTH CAROLINA -- 2.4%
Mecklenburg County, GO
 5.90%, 03/01/04.......................................     1,000    1,068,750
North Carolina State, GO
 5.10%, 06/01/09.......................................     3,000    3,165,000
                                                                  ------------
                                                                     4,233,750
                                                                  ------------
OHIO -- 5.0%
Cleveland Waterworks Revenue, RB, INS: MBIA
 5.50%, 01/01/21.......................................     3,000    3,243,750
Medina City School District, GO, Prerefunded @ 102,
 INS: FGIC
 6.20%, 12/01/02.......................................     3,000    3,300,000
Ohio State, GO
 6.65%, 09/01/09.......................................     2,000    2,385,000
                                                                  ------------
                                                                     8,928,750
                                                                  ------------
OKLAHOMA -- 1.2%
Oklahoma State Turnpike, RB, ETM
 4.70%, 01/01/06.......................................       970      986,975
Tulsa County Home Finance Single Family, RB, INS: FGIC,
 ETM
 6.70%, 08/01/99.......................................     1,050    1,084,125
                                                                  ------------
                                                                     2,071,100
                                                                  ------------
PENNSYLVANIA -- 10.7%
Avonworth School District, GO
 4.25%, 11/15/00.......................................     1,000    1,002,500
Berks County, GO, INS: FGIC
 5.60%, 11/15/08.......................................     1,700    1,770,125
Bethlehem School District, GO, INS: FGIC
 5.50%, 09/01/06.......................................     2,000    2,147,500
Dauphin County General Authority, RB, School District
 Pooled Program II, INS: AMBAC
 4.45%, 09/01/32.......................................     3,500    3,539,375
Jim Thorpe Area School District, GO, INS: MBIA
 5.375%, 03/15/27......................................     2,000    2,030,000
Pennsylvania Convention Center Authority, RB, INS:
 FGIC, ETM
 6.00%, 09/01/19.......................................     2,675    2,972,594
Pennsylvania State, GO, INS: AMBAC
 5.125%, 03/15/10......................................     1,000    1,040,000
Pennsylvania State Higher Educational Facilities, RB,
 University of Pennsylvania
 5.90%, 09/01/15.......................................     2,500    2,634,375
Pittsburgh Water & Sewer, RB, INS: FGIC, ETM
 6.00%, 09/01/16.......................................     1,755    1,974,375
                                                                  ------------
                                                                    19,110,844
                                                                  ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         NATIONAL TAX-EXEMPT BOND FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1998

                                                            PAR
                                                           (000)      VALUE
                                                         --------- ------------
RHODE ISLAND -- 0.9%
Rhode Island State, Unrefunded Balance, INS: FGIC
 6.25%, 06/15/07.......................................     $1,545 $  1,678,256
                                                                   ------------
TEXAS -- 10.8%
Beaumont, GO, INS: FGIC
 4.75%, 03/01/99.......................................      3,000    3,025,380
Conroe Independent School District, GO, INS: PSFG
 5.50%, 08/15/21.......................................      2,900    2,950,750
Corpus Cristi, GO, Independent School District, INS:
 PSFG
 5.00%, 08/15/99.......................................      1,875    1,903,125
Dallas Independent School District, GO, Unrefunded
 Balance, INS: PSFG
 5.60%, 08/15/04.......................................      1,080    1,146,150
El Paso, GO
 5.25%, 08/15/15.......................................      2,500    2,546,875
Harris County, GO, Unrefunded Balance, Toll Road
 6.50%, 08/15/15.......................................        790      863,075
San Antonio Electric & Gas, RB, Unrefunded Balance
 6.00%, 02/01/08.......................................      1,785    1,894,330
Texas Water Development Board, RB
 5.125%, 07/15/18......................................      2,000    2,005,000
Trinity River Authority Waste Water Systems, RB, INS:
 AMBAC
 5.75%, 08/01/08.......................................      2,000    2,112,500
University of Texas, RB, Unrefunded Balance
 7.00%, 08/15/07.......................................        675      744,188
                                                                   ------------
                                                                     19,191,373
                                                                   ------------
UTAH -- 2.7%
Davis County School District, GO
 4.875%, 06/01/05                                            2,700    2,801,250
Utah County Hospital Revenue, RB, IHC Health, INS: MBIA
 5.25%, 08/15/26                                             2,000    1,985,000
                                                                   ------------
                                                                      4,786,250
                                                                   ------------
VIRGINIA -- 5.3%
Norfolk Virginia, GO, INS: MBIA
 5.75%, 06/01/13........................................     1,500    1,593,750
Virginia State Public Building Authority, RB
 5.10%, 08/01/01........................................     2,625    2,707,031
 5.20%, 08/01/13........................................     1,000    1,025,000
 5.20%, 08/01/14........................................     1,000    1,021,250
Virginia State Transportation Board, RB, US Route 58
 5.625%, 05/15/13.......................................     3,000    3,176,250
                                                                   ------------
                                                                      9,523,281
                                                                   ------------
WISCONSIN -- 1.8%
Wisconsin State, GO
 5.125%, 11/01/11                                            3,000    3,127,500
                                                                   ------------
 TOTAL MUNICIPAL BONDS
 (Cost $164,836,521)....................................            173,191,724
                                                                   ------------
                                                           NUMBER
                                                          OF SHARES
                                                          ---------
INVESTMENT COMPANIES -- 1.5%
Goldman Sachs Financial Square
 Tax-Free Money Market Fund.............................  2,018,774    2,018,774
Municipal Fund for Temporary Investments -- MuniFund....    742,676      742,676
                                                                    ------------
 TOTAL INVESTMENT COMPANIES
 (Cost $2,761,450)......................................               2,761,450
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES --  98.8%
 (Cost $167,597,971*)..............................................  175,953,174
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%......................    2,163,181
                                                                    ------------
NET ASSETS -- 100.0%
 (equivalent to $10.05 per share based on 17,716,405 shares
 outstanding)...................................................... $178,116,355
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($178,116,355 / 17,716,405).......................................       $10.05
                                                                          ======

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost................................... $8,355,469
   Excess of tax cost over value................................... $     (266)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            INVESTMENT ABBREVIATIONS

             ADR   American Depository Receipt
             BAN   Bond Anticipation Notes
             CGI   Consolidated General Improvement
             COP   Certificates of Participation
             CPI   Consolidated Public Improvement
             ETM   Escrowed to Maturity in U.S. Government Obligations
             FGIC  Financial Guaranty Insurance Co.
             FRN   Floating Rate Notes
             GDR   Global Depository Receipt
             GO    General Obligation
             GPI   General Public Improvement
             GTD   Guaranteed
             IDA   Industrial Development Authority
             INS   Insured
             LA    Liquidity Agreement
             LIC   Line of Credit
             LOC   Letter of Credit
             MB    Municipal Bonds
             MBIA  Municipal Bond Investor Association
             MPB   Municipal Put Bonds
             PCR   Pollution Control Revenue
             PCRB  Pollution Control Revenue Bonds
             RAN   Revenue Anticipation Notes
             RB    Revenue Bonds
             SAW   State Aid Withholding
             SPA   Standby Purchase Agreement
             TAN   Tax Anticipation Notes
             TECP  Tax-Exempt Commercial Paper
             TRAN  Tax and Revenue Anticipation Notes
             UT    Unlimited Tax
             VRDN  Variable Rate Demand Notes

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1998

                             PRIME       GOVERNMENT    TAX-EXEMPT   TAX-EXEMPT
                          MONEY MARKET  MONEY MARKET  MONEY MARKET MONEY MARKET
                              FUND          FUND          FUND     FUND (TRUST)
                          ------------  ------------  ------------ ------------
INVESTMENT INCOME:
 Interest...............  $22,570,375   $19,979,361    $3,109,572   $2,019,101
                          -----------   -----------    ----------   ----------
EXPENSES:
 Investment advisory
  fees..................    1,002,413       897,079       215,756           --
 Administration fees....      501,206       448,539       107,878       70,331
 Accounting agent fees..      109,439        97,413        32,242       20,988
 Custodian fees.........       30,333        31,653        14,590       12,202
 Directors' fees........       15,103        12,947         2,929        2,105
 Transfer agent fees....       27,286        20,661        19,073       17,970
 Legal..................       56,154        50,054        12,120        7,913
 Audit..................       60,790        53,218        12,820        8,509
 Other..................       71,095        51,293        14,577       11,495
                          -----------   -----------    ----------   ----------
                            1,873,819     1,662,857       431,985      151,513
 Fees waived by
  Investment Adviser....      (40,097)      (71,766)      (17,260)          --
 Fees waived by
  Administrator.........     (149,670)      (84,000)      (43,625)     (27,731)
                          -----------   -----------    ----------   ----------
   TOTAL EXPENSES.......    1,684,052     1,507,091       371,100      123,782
                          -----------   -----------    ----------   ----------
NET INVESTMENT INCOME...   20,886,323    18,472,270     2,738,472    1,895,319
                          -----------   -----------    ----------   ----------
REALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain
  (loss) on investments
  sold..................      (29,550)           58        (1,234)        (669)
                          -----------   -----------    ----------   ----------
 Net gain (loss) on
  investments...........      (29,550)           58        (1,234)        (669)
                          -----------   -----------    ----------   ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $20,856,773   $18,472,328    $2,737,238   $1,894,650
                          ===========   ===========    ==========   ==========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            STATEMENTS OF OPERATIONS

                                             EQUITY           EQUITY                         DIVERSIFIED
                             GROWTH          INCOME           GROWTH      INTERNATIONAL      REAL ESTATE
                            & INCOME          FUND             FUND          EQUITY             FUND
                              FUND       FOR THE PERIOD   FOR THE PERIOD      FUND         FOR THE PERIOD
                          FOR THE YEAR  MARCH 1, 1998(2) MARCH 1, 1998(2) FOR THE YEAR    AUGUST 1, 1997(2)
                             ENDED             TO               TO            ENDED              TO
                          MAY 31, 1998    MAY 31, 1998     MAY 31, 1998   MAY 31, 1998      MAY 31, 1998
                          ------------  ---------------- ---------------- -------------   -----------------
INVESTMENT INCOME:
 Interest...............  $   236,904      $  162,345       $   12,475     $   88,262         $ 23,951
 Dividends..............    2,787,836       1,636,286          112,532      1,525,410(1)       233,584
                          -----------      ----------       ----------     ----------         --------
   TOTAL INVESTMENT
    INCOME..............    3,024,740       1,798,631          125,007      1,613,672          257,535
                          -----------      ----------       ----------     ----------         --------
EXPENSES:
 Investment advisory
  fees..................    1,064,492         501,595           54,236        660,906           39,889
 Administration fees....      221,769         104,499           11,299        103,267            6,233
 Accounting agent fees..       67,481          25,080            2,712         41,307            1,832
 Custodian fees.........       14,289           3,204            1,994         61,940            3,546
 Directors' fees........        5,687             391               42          3,259               96
 Transfer agent fees....       35,936           4,749            4,627         23,267           16,055
 Legal..................       24,542           8,010              869         11,654              653
 Audit..................       25,385          29,914            3,196         12,797              771
 Registration fees......       77,855          55,034            7,856          3,025            6,279
 Organizational costs...           --          28,873            3,074          5,307           31,937
 Printing costs.........       10,706          13,709            1,466          7,097            3,032
 Other..................        9,794           2,026              887          8,423            1,978
                          -----------      ----------       ----------     ----------         --------
                            1,557,936         777,084           92,258        942,249          112,301
 Fees waived by
  Investment Advisers...     (297,277)       (129,579)         (26,666)       (50,027)         (39,889)
 Fees reimbursed by
  Investment Adviser....           --              --               --             --          (16,318)
 Fees waived by
  Administrator.........           --         (62,310)          (2,317)       (41,307)          (6,233)
                          -----------      ----------       ----------     ----------         --------
   TOTAL EXPENSES.......    1,260,659         585,195           63,275        850,915           49,861
                          -----------      ----------       ----------     ----------         --------
NET INVESTMENT INCOME...    1,764,081       1,213,436           61,732        762,757          207,674
                          -----------      ----------       ----------     ----------         --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY:
 Net realized gain
  (loss) from:
  Investments...........   14,390,348      13,570,767        2,420,386      3,377,037            1,885
  Foreign currency
   transactions.........           --              --               --        331,418               --
                          -----------      ----------       ----------     ----------         --------
                           14,390,348      13,570,767        2,420,386      3,708,455            1,885
                          -----------      ----------       ----------     ----------         --------
 Net unrealized
  appreciation
  (depreciation):
  Investments...........   24,784,580      (7,001,182)      (1,454,880)     4,748,956            6,424
  Translation of assets
   and liabilities in
   foreign currencies...           --              --               --        145,184               --
                          -----------      ----------       ----------     ----------         --------
                           24,784,580      (7,001,182)      (1,454,880)     4,894,140            6,424
                          -----------      ----------       ----------     ----------         --------
 Net gain (loss) on
  investments and
  foreign currency
  transactions..........   39,174,928       6,569,585          965,506      8,602,595            8,309
                          -----------      ----------       ----------     ----------         --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $40,939,009      $7,783,021       $1,027,238     $9,365,352         $215,983
                          ===========      ==========       ==========     ==========         ========

--------
(1) Net of withholding taxes of $217,989
(2) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            STATEMENTS OF OPERATIONS

                                            TOTAL                      INTERMEDIATE       NATIONAL
                            LIMITED         RETURN        MARYLAND      TAX-EXEMPT       TAX-EXEMPT
                            MATURITY      BOND FUND      TAX-EXEMPT     BOND FUND        BOND FUND
                           BOND FUND    FOR THE PERIOD   BOND FUND    FOR THE PERIOD   FOR THE PERIOD
                          FOR THE YEAR MARCH 1, 1998(1) FOR THE YEAR MARCH 1, 1998(1) MARCH 1, 1998(1)
                             ENDED            TO           ENDED            TO               TO
                          MAY 31, 1998   MAY 31, 1998   MAY 31, 1998   MAY 31, 1998     MAY 31, 1998
                          ------------ ---------------- ------------ ---------------- ----------------
INVESTMENT INCOME:
 Interest...............   $2,693,862     $1,612,426      $507,047      $1,054,308       $2,195,446
                           ----------     ----------      --------      ----------       ----------
EXPENSES:
 Investment advisory
  fees..................      151,855         89,002        50,876         122,784          222,034
 Administration fees....       54,234         31,787        12,719          30,696           55,509
 Accounting agent fees..       17,947          7,629         4,766           9,823           17,763
 Custodian fees.........       14,541          3,479         5,395           2,397            3,019
 Directors' fees........        1,761            118           365             116              207
 Transfer agent fees....       26,919          4,724        19,991           4,663            4,693
 Legal..................        6,072          2,433         1,408           2,346            4,245
 Audit..................        6,605          9,025         1,466           8,853           15,842
 Registration fees......       42,902         19,243         3,040          18,011           32,094
 Organizational costs...           --          8,694            --           8,567           15,285
 Pricing service fees...        8,372          4,608         4,364           2,509            3,212
 Other..................        6,251          4,459           896           4,368            7,825
                           ----------     ----------      --------      ----------       ----------
                              337,459        185,201       105,286         215,133          381,728
 Fees waived by
  Investment Adviser....      (88,067)       (38,983)      (44,200)        (73,932)        (130,803)
 Fees waived by
  Administrator.........      (31,846)       (31,787)      (11,227)        (30,696)         (51,094)
                           ----------     ----------      --------      ----------       ----------
   TOTAL EXPENSES.......      217,546        114,431        49,859         110,505          199,831
                           ----------     ----------      --------      ----------       ----------
 NET INVESTMENT INCOME..    2,476,316      1,497,995       457,188         943,803        1,995,615
                           ----------     ----------      --------      ----------       ----------
 REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
 Net realized gain
  (loss)................      414,753          9,544       114,613          44,439          437,736
 Net unrealized
  appreciation
  (depreciation)........      652,638        157,571       267,492          32,609          512,032
                           ----------     ----------      --------      ----------       ----------
 Net gain (loss) on
  investments...........    1,067,391        167,115       382,105          77,048          949,768
                           ----------     ----------      --------      ----------       ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........   $3,543,707     $1,665,110      $839,293      $1,020,851       $2,945,383
                           ==========     ==========      ========      ==========       ==========

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                PRIME              PRIME            GOVERNMENT          GOVERNMENT
                          MONEY MARKET FUND  MONEY MARKET FUND   MONEY MARKET FUND   MONEY MARKET FUND
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                          ENDED MAY 31, 1998 ENDED MAY 31, 1997 ENDED MAY 31, 1998  ENDED MAY 31, 1997
                          ------------------ ------------------ ------------------  ------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..     $ 20,886,323       $ 17,826,289       $ 18,472,270        $ 15,020,710
 Net gain (loss) on
  investments...........          (29,550)             3,006                 58              23,604
                             ------------       ------------       ------------        ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............       20,856,773         17,829,295         18,472,328          15,044,314
                             ------------       ------------       ------------        ------------
Distributions to
 shareholders from net
 investment income......      (20,886,323)       (17,826,289)       (18,472,270)        (15,020,710)
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........       79,927,207         41,971,787         50,324,122          76,060,330
                             ------------       ------------       ------------        ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................       79,897,657         41,974,793         50,324,180          76,083,934
NET ASSETS:
 Beginning of period....      368,852,940        326,878,147        340,809,023         264,725,089
                             ------------       ------------       ------------        ------------
 End of period..........     $448,750,597       $368,852,940       $391,133,203        $340,809,023
                             ============       ============       ============        ============
                              TAX-EXEMPT         TAX-EXEMPT      TAX-EXEMPT MONEY    TAX-EXEMPT MONEY
                          MONEY MARKET FUND  MONEY MARKET FUND  MARKET FUND (TRUST) MARKET FUND (TRUST)
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                          ENDED MAY 31, 1998 ENDED MAY 31, 1997 ENDED MAY 31, 1998  ENDED MAY 31, 1997
                          ------------------ ------------------ ------------------- -------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..     $  2,738,472       $  1,900,151       $  1,895,319        $  1,601,640
 Net gain (loss) on
  investments...........           (1,234)                --               (669)               (478)
                             ------------       ------------       ------------        ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............        2,737,238          1,900,151          1,894,650           1,601,162
                             ------------       ------------       ------------        ------------
Distributions to
 shareholders from:
 Net investment income..       (2,738,472)        (1,900,151)        (1,895,319)         (1,601,640)
 Net realized capital
  gains.................               --                 --                 --              (1,823)
                             ------------       ------------       ------------        ------------
 Total distributions to
  shareholders..........       (2,738,472)        (1,900,151)        (1,895,319)         (1,603,463)
                             ------------       ------------       ------------        ------------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........       10,473,945         29,355,131          8,678,427           3,004,770
                             ------------       ------------       ------------        ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................       10,472,711         29,355,131          8,677,758           3,002,469
NET ASSETS:
 Beginning of period....       79,491,893         50,136,762         49,543,750          46,541,281
                             ------------       ------------       ------------        ------------
 End of period..........     $ 89,964,604       $ 79,491,893       $ 58,221,508        $ 49,543,750
                             ============       ============       ============        ============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                               GROWTH &           GROWTH &      EQUITY INCOME FUND  EQUITY GROWTH FUND
                             INCOME FUND        INCOME FUND     FOR THE PERIOD FROM FOR THE PERIOD FROM
                          FOR THE YEAR ENDED FOR THE YEAR ENDED  MARCH 1, 1998(1)    MARCH 1, 1998(1)
                             MAY 31, 1998       MAY 31, 1997      TO MAY 31, 1998     TO MAY 31, 1998
                          ------------------ ------------------ ------------------- -------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..     $  1,764,081       $  1,816,841       $  1,213,436         $    61,732
 Net realized gain
  (loss) on
  investments...........       14,390,348          4,813,430         13,570,767           2,420,386
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments...........       24,784,580         27,165,348         (7,001,182)         (1,454,880)
                             ------------       ------------       ------------         -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............       40,939,009         33,795,619          7,783,021           1,027,238
                             ------------       ------------       ------------         -----------
Distributions to
 shareholders from:
 Net investment income
  Institutional Class...       (1,930,172)        (1,864,057)          (594,910)            (31,588)
  AFBA Five Star Class..           (3,042)           (14,126)
 Net realized capital
  gains
  Institutional Class...      (15,671,140)        (3,679,018)                --                  --
  AFBA Five Star Class..               --            (43,603)
                             ------------       ------------       ------------         -----------
   Total distributions
    to shareholders.....      (17,604,354)        (5,600,804)          (594,910)            (31,588)
                             ------------       ------------       ------------         -----------
Capital Share
 Transactions:
 Proceeds of shares sold
  Institutional Class...       50,484,257         25,654,867            142,353             135,941
  AFBA Five Star Class..           41,862          1,121,207
 Value of shares issued
  in acquisition of
  Common Funds..........      181,773,462                           328,878,344          35,428,852
 Proceeds of shares
  issued due to the
  exchange of AFBA Five
  Star shares for
  Institutional shares..          516,427
 Cost of shares redeemed
  Institutional Class...      (34,968,577)       (21,862,834)       (16,237,364)         (1,684,409)
  AFBA Five Star Class..       (1,537,343)           (43,474)
 Cost of shares redeemed
  due to exchange of
  AFBA Five Star shares
  for Institutional
  shares................         (516,427)
 Value of shares issued
  in reinvestment of
  dividends
  Institutional Class...       10,488,194          3,559,863                 53                  --
  AFBA Five Star Class..            2,953             57,462
                             ------------       ------------       ------------         -----------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........      206,284,808          8,487,091        312,783,386          33,880,384
                             ------------       ------------       ------------         -----------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................      229,619,463         36,681,906        319,971,497          34,876,034
NET ASSETS:
 Beginning of period....      144,245,194        107,563,288                 --                  --
                             ------------       ------------       ------------         -----------
 End of period..........     $373,864,657       $144,245,194       $319,971,497         $34,876,034
                             ============       ============       ============         ===========

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 DIVERSIFIED REAL
                            INTERNATIONAL      INTERNATIONAL        ESTATE FUND
                             EQUITY FUND        EQUITY FUND     FOR THE PERIOD FROM
                          FOR THE YEAR ENDED FOR THE YEAR ENDED  AUGUST 1, 1997(1)
                             MAY 31, 1998       MAY 31, 1997      TO MAY 31, 1998
                          ------------------ ------------------ -------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..     $    762,757       $   744,079         $  207,674
 Net realized gain
  (loss) on investments
  and foreign currency..        3,708,455           854,034              1,885
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments and
  translation of assets
  and liabilities in
  foreign currency......        4,894,140         5,809,776              6,424
                             ------------       -----------         ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............        9,365,352         7,407,889            215,983
                             ------------       -----------         ----------
Distributions to
 shareholders from:
 Net investment income..         (940,289)       (1,565,408)          (157,428)
 Net realized capital
  gains.................       (3,970,934)       (1,379,819)                --
Return of Capital
 Distributions..........               --                --            (21,718)
                             ------------       -----------         ----------
   Total distributions
    to shareholders.....       (4,911,223)       (2,945,227)          (179,146)
                             ------------       -----------         ----------
Capital Share
 Transactions:
 Proceeds of shares
  sold..................       11,904,930        11,703,559          6,873,111
 Cost of shares
  redeemed..............      (15,013,205)       (9,029,741)          (234,569)
 Value of shares issued
  in reinvestment of
  dividends.............          743,082           500,517              1,838
                             ------------       -----------         ----------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........       (2,365,193)        3,174,335          6,640,380
                             ------------       -----------         ----------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................        2,088,936         7,636,997          6,677,217
NET ASSETS:
 Beginning of period....       83,313,343        75,676,346                 --
                             ------------       -----------         ----------
 End of period..........     $ 85,402,279       $83,313,343         $6,677,217
                             ============       ===========         ==========

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                              LIMITED            LIMITED
                              MATURITY           MATURITY      TOTAL RETURN BOND FUND
                             BOND FUND          BOND FUND       FOR THE PERIOD FROM
                         FOR THE YEAR ENDED FOR THE YEAR ENDED    MARCH 1, 1998(1)
                            MAY 31, 1998       MAY 31, 1997       TO MAY 31, 1998
                         ------------------ ------------------ ----------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..    $  2,476,316       $ 2,527,479          $  1,497,995
 Net realized gain
  (loss) on
  investments...........         414,753            93,259                 9,544
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments...........         652,638           418,032               157,571
                            ------------       -----------          ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............       3,543,707         3,038,770             1,665,110
                            ------------       -----------          ------------
Distributions to
 shareholders from:
 Net investment income
  Institutional Class...      (2,468,821)       (2,489,799)           (1,497,995)
  AFBA Five Star Class..          (7,495)          (37,680)
 Net realized capital
  gains
  Institutional Class...        (328,300)               --                    --
                            ------------       -----------          ------------
   Total distributions
    to shareholders.....      (2,804,616)       (2,527,479)           (1,497,995)
                            ------------       -----------          ------------
Capital Share
 Transactions:
 Proceeds of shares sold
  Institutional Class...      11,931,472         8,581,841             6,084,472
  AFBA Five Star Class..           5,925           469,598
 Value of shares issued
  in acquisition of
  Common Funds..........     108,063,470                              99,660,947
 Proceeds of shares
  issued due to exchange
  of AFBA Five Star
  shares for
  Institutional shares..          90,250
 Cost of shares redeemed
  Institutional Class...     (13,385,141)      (11,437,189)           (4,549,206)
  AFBA Five Star Class..        (772,799)          (13,985)
 Cost of shares redeemed
  due to exchange of
  AFBA Five Star shares
  for Institutional
  shares................         (90,250)
 Value of shares issued
  in reinvestment of
  dividends
  Institutional Class...       1,481,477         1,258,860                   171
  AFBA Five Star Class..          10,229            30,173
                            ------------       -----------          ------------
 Increase (decrease) in
  net assets derived
  from capital share
  transactions..........     107,334,633        (1,110,702)          101,196,384
                            ------------       -----------          ------------
TOTAL INCREASE
 (DECREASE)
 IN NET ASSETS..........     108,073,724          (599,411)          101,363,499
NET ASSETS:
 Beginning of period....      43,848,655        44,448,066                    --
                            ------------       -----------          ------------
 End of period..........    $151,922,379       $43,848,655          $101,363,499
                            ============       ===========          ============

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                INTERMEDIATE TAX-
                              MARYLAND           MARYLAND            EXEMPT        NATIONAL TAX-EXEMPT
                             TAX-EXEMPT         TAX-EXEMPT          BOND FUND           BOND FUND
                             BOND FUND          BOND FUND      FOR THE PERIOD FROM FOR THE PERIOD FROM
                         FOR THE YEAR ENDED FOR THE YEAR ENDED  MARCH 1, 1998(1)    MARCH 1, 1998(1)
                            MAY 31, 1998       MAY 31, 1997      TO MAY 31, 1998     TO MAY 31, 1998
                         ------------------ ------------------ ------------------- -------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..    $   457,188         $  433,750         $   943,803        $  1,995,615
 Net realized gain
  (loss) on
  investments...........        114,613             66,313              44,439             437,736
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments...........        267,492             89,553              32,609             512,032
                            -----------         ----------         -----------        ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............        839,293            589,616           1,020,851           2,945,383
                            -----------         ----------         -----------        ------------
Distributions to
 shareholders from:
 Net investment income..       (457,188)          (433,750)           (943,803)         (1,995,615)
                            -----------         ----------         -----------        ------------
Capital Share
 Transactions:
 Proceeds of shares
  sold..................      7,019,522            946,151           2,583,190           5,109,502
 Value of shares issued
  in acquisition of
  Common Funds..........                                            98,001,170         175,761,930
 Cost of shares
  redeemed..............       (817,640)        (3,115,604)         (6,668,912)         (3,704,846)
 Value of shares issued
  in reinvestment of
  dividends.............         98,693            125,579                   1                   1
                            -----------         ----------         -----------        ------------
 Increase (decrease) in
  net assets derived
  from capital share
  transactions..........      6,300,575         (2,043,874)         93,915,449         177,166,587
                            -----------         ----------         -----------        ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................      6,682,680         (1,888,008)         93,992,497         178,116,355
NET ASSETS:
 Beginning of period....      8,297,809         10,185,817                  --                  --
                            -----------         ----------         -----------        ------------
 End of period..........    $14,980,489         $8,297,809         $93,992,497        $178,116,355
                            ===========         ==========         ===========        ============

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                              PRIME MONEY MARKET FUND
                          ----------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 MAY 31, 1994
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            --------     --------     --------     --------     --------
Income From Investment
 Operations:
 Net Investment Income..      0.0521       0.0498       0.0532       0.0491       0.0296
                            --------     --------     --------     --------     --------
 Total From Investment
  Operations............      0.0521       0.0498       0.0532       0.0491       0.0296
                            --------     --------     --------     --------     --------
Less Distributions to
 Shareholders from:
 Net Investment Income..     (0.0521)     (0.0498)     (0.0532)     (0.0491)     (0.0296)
                            --------     --------     --------     --------     --------
   Total Distributions..     (0.0521)     (0.0498)     (0.0532)     (0.0491)     (0.0296)
                            --------     --------     --------     --------     --------
 Net Asset Value, End of
  Period................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------
Total Return............        5.33%        5.10%        5.45%        5.02%        3.00%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $448,751     $368,853     $326,878     $382,059     $346,694
 Ratio of Expenses to
  Average Net Assets
  After Expense Waiver..        0.42%        0.43%        0.43%        0.43%        0.38%
  Before Expense
   Waiver...............        0.47%        0.48%        0.48%        0.48%        0.47%
 Ratio of Net Investment
  Income to Average Net
  Assets................        5.21%        4.98%        5.33%        4.92%        2.95%

                                            GOVERNMENT MONEY MARKET FUND
                          ----------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 MAY 31, 1994
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            --------     --------     --------     --------     --------
Income From Investment
 Operations:
 Net Investment Income..      0.0515       0.0495       0.0526       0.0485       0.0294
                            --------     --------     --------     --------     --------
   Total From Investment
    Operations..........      0.0515       0.0495       0.0526       0.0485       0.0294
                            --------     --------     --------     --------     --------
Less Distributions to
 Shareholders from:
 Net Investment Income..     (0.0515)     (0.0495)     (0.0526)     (0.0485)     (0.0294)
                            --------     --------     --------     --------     --------
   Total Distributions..     (0.0515)     (0.0495)     (0.0526)     (0.0485)     (0.0294)
                            --------     --------     --------     --------     --------
 Net Asset Value, End of
  Period................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------
Total Return............        5.27%        5.06%        5.39%        4.95%        2.98%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $391,133     $340,809     $264,725     $263,752     $273,790
 Ratio of Expenses to
  Average Net Assets
  After Expense Waiver..        0.42%        0.43%        0.43%        0.43%        0.38%
  Before Expense
   Waiver...............        0.46%        0.49%        0.48%        0.48%        0.47%
 Ratio of Net Investment
  Income to Average Net
  Assets................        5.15%        4.95%        5.27%        4.85%        2.94%

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            TAX-EXEMPT MONEY MARKET FUND
                          ----------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 MAY 31, 1994
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                            -------      -------      -------      -------      -------
Income From Investment
 Operations:
 Net Investment Income..     0.0318       0.0304       0.0321       0.0303       0.0202
 Net Realized Gain on
  Investments...........         --           --           --           --       0.0004
                            -------      -------      -------      -------      -------
   Total From Investment
    Operations..........     0.0318       0.0304       0.0321       0.0303       0.0206
                            -------      -------      -------      -------      -------
Less Distributions to
 Shareholders from:
 Net Investment Income..    (0.0318)     (0.0304)     (0.0321)     (0.0303)     (0.0202)
 Net Capital Gains......         --           --           --           --      (0.0004)
                            -------      -------      -------      -------      -------
   Total Distributions..    (0.0318)     (0.0304)     (0.0321)     (0.0303)     (0.0206)
                            -------      -------      -------      -------      -------
Net Asset Value, End of
 Period.................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                            =======      =======      =======      =======      =======
------------------------------------------------------------------------------------------
Total Return............       3.22%        3.09%        3.26%        3.08%        2.08%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $89,965      $79,492      $50,137      $69,100      $82,222
 Ratio of Expenses to
  Average Net Assets
  After Expense Waiver..       0.43%        0.43%        0.43%        0.43%        0.38%
  Before Expense
   Waiver...............       0.50%        0.53%        0.51%        0.52%        0.50%
 Ratio of Net Investment
  Income to Average Net
  Assets................       3.17%        3.05%        3.22%        3.01%        2.02%

                                        TAX-EXEMPT MONEY MARKET FUND (TRUST)
                          ----------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 MAY 31, 1994
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                            -------      -------      -------      -------      -------
Income From Investment
 Operations:
 Net Investment Income..     0.0338       0.0325       0.0340       0.0320       0.0219
 Net Realized Gain on
  Investments...........         --           --           --           --       0.0003
                            -------      -------      -------      -------      -------
   Total From Investment
    Operations..........     0.0338       0.0325       0.0340       0.0320       0.0222
                            -------      -------      -------      -------      -------
Less Distributions to
 Shareholders from:
 Net Investment Income..    (0.0338)     (0.0325)     (0.0340)     (0.0320)     (0.0219)
 Net Capital Gains......         --           --           --           --      (0.0003)
                            -------      -------      -------      -------      -------
   Total Distributions..    (0.0338)     (0.0325)     (0.0340)     (0.0320)     (0.0222)
                            -------      -------      -------      -------      -------
Net Asset Value, End of
 Period.................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                            =======      =======      =======      =======      =======
------------------------------------------------------------------------------------------
Total Return............       3.43%        3.30%        3.45%        3.25%        2.24%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $58,222      $49,544      $46,541      $55,043      $73,230
 Ratio of Expenses to
  Average Net Assets
  After Expense Waiver..       0.22%        0.22%        0.22%        0.22%        0.20%
  Before Expense
   Waiver...............       0.27%        0.28%        0.27%        0.28%        0.26%
 Ratio of Net Investment
  Income to Average Net
  Assets................       3.37%        3.24%        3.40%        3.14%        2.19%

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               GROWTH & INCOME FUND
                     ---------------------------------------------------------------------------------------------------
                                                                                                             AFBA FIVE
                                           INSTITUTIONAL SHARES                                             STAR SHARES
                     ---------------------------------------------------------------- ----------------------------------
                                                                                         FOR THE PERIOD       FOR THE
                                           FOR THE YEARS ENDED                            JUNE 1, 1997       YEAR ENDED
                     MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 MAY 31, 1994 TO AUGUST 8, 1997 (3) MAY 31, 1997
                     ------------ ------------ ------------ ------------ ------------ --------------------- ------------
Net Asset Value,
 Beginning of
 Period............    $  18.25     $  14.58     $  13.42     $ 12.14      $ 12.39           $18.22            $14.56
                       --------     --------     --------     -------      -------           ------            ------
Income From
 Investment
 Operations:
 Net Investment
  Income...........        0.20         0.23         0.33        0.35         0.29             0.02              0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments......        5.01         4.19         1.89        1.55        (0.18)            1.92              4.21
                       --------     --------     --------     -------      -------           ------            ------
   Total From
    Investment
    Operations.....        5.21         4.42         2.22        1.90         0.11             1.94              4.37
                       --------     --------     --------     -------      -------           ------            ------
Less Distributions
 to Shareholders
 from:
 Net Investment
  Income...........       (0.23)       (0.25)       (0.35)      (0.34)       (0.28)           (0.03)            (0.21)
 Net Capital
  Gains............       (1.86)       (0.50)       (0.71)      (0.28)       (0.08)            0.00             (0.50)
                       --------     --------     --------     -------      -------           ------            ------
   Total
    Distributions..       (2.09)       (0.75)       (1.06)      (0.62)       (0.36)           (0.03)            (0.71)
                       --------     --------     --------     -------      -------           ------            ------
Net Asset Value,
 End of Period.....    $  21.37     $  18.25     $  14.58     $ 13.42      $ 12.14           $20.13            $18.22
                       ========     ========     ========     =======      =======           ======            ======
------------------------------------------------------------------------------------------------------------------------
Total Return.......       29.40%       31.26%       17.24%      16.22%        0.87%           10.66%            30.92%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
 Net Assets, End of
  Period (000).....    $373,864     $142,452     $107,233     $91,277      $53,240           $   --            $1,793
 Ratio of Expenses
  to Average Net
  Assets
   After Expense
    Waiver.........        0.71%        0.73%        0.73%       0.73%        0.68%            0.98%(2)          0.98%
   Before Expense
    Waiver.........        0.88%        0.89%        0.89%       0.89%        0.87%            1.14%(2)          1.15%
 Ratio of Net
  Investment Income
  to Average Net
  Assets...........        0.99%        1.52%        2.38%       2.99%        2.41%            0.60%(2)          1.74%
Portfolio turnover
 rate..............       24.09%       27.10%       45.15%      33.26%       61.16%           12.78%            27.10%

                        FOR THE PERIOD
                     DECEMBER 31, 1995 (1)
                        TO MAY 31, 1996
                     ---------------------
Net Asset Value,
 Beginning of
 Period............         $13.61
                     ---------------------
Income From
 Investment
 Operations:
 Net Investment
  Income...........           0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments......           0.91
                     ---------------------
   Total From
    Investment
    Operations.....           1.05
                     ---------------------
Less Distributions
 to Shareholders
 from:
 Net Investment
  Income...........          (0.10)
 Net Capital
  Gains............           0.00
                     ---------------------
   Total
    Distributions..          (0.10)
                     ---------------------
Net Asset Value,
 End of Period.....         $14.56
                     =====================
------------------------------------------
Total Return.......           7.72%
------------------------------------------
Ratios/Supplemental
 Data
 Net Assets, End of
  Period (000).....         $  330
 Ratio of Expenses
  to Average Net
  Assets
   After Expense
    Waiver.........           0.98%(2)
   Before Expense
    Waiver.........           1.15%(2)
 Ratio of Net
  Investment Income
  to Average Net
  Assets...........           2.36%(2)
Portfolio turnover
 rate..............          45.15%

--------
(1) Commencement of public offering.
(2) Annualized.
(3) Since August 8, 1997, no AFBA Five Star Shares have been outstanding.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                            EQUITY INCOME     EQUITY GROWTH     DIVERSIFIED REAL
                                FUND              FUND             ESTATE FUND
                           FOR THE PERIOD    FOR THE PERIOD      FOR THE PERIOD
                          MARCH 1, 1998 (1) MARCH 1, 1998 (1) AUGUST 1, 1997 (1) TO
                           TO MAY 31, 1998   TO MAY 31, 1998      MAY 31, 1998
                          ----------------- ----------------- ---------------------
Net Asset Value,
 Beginning of Period....      $  10.00           $ 10.00             $10.00
                              --------           -------             ------
Income From Investment
 Operations:
 Net Investment Income..          0.04              0.02               0.32
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........          0.19              0.27               0.12
                              --------           -------             ------
   Total From Investment
    Operations..........          0.23              0.29               0.44
                              --------           -------             ------
Less Distributions to
 Shareholders from:
 Net Investment Income..         (0.02)            (0.01)             (0.28)
Return of Capital
 Distributions..........            --                --               (.03)
                              --------           -------             ------
   Total Distributions..         (0.02)            (0.01)             (0.31)
                              --------           -------             ------
Net Asset Value, End of
 Period.................      $  10.21           $ 10.28             $10.13
                              ========           =======             ======
-----------------------------------------------------------------------------------
Total Return............          2.28%             2.89%               4.31%
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........      $319,971           $34,876             $6,677
 Ratio of Expenses to
  Average Net Assets
  After Expense
   Reimbursement and
   Waiver...............          0.70%(2)          0.70%(2)           1.00%(2)
  Before Expense
   Reimbursement and
   Waiver...............          0.93%(2)          1.02%(2)           2.25%(2)
 Ratio of Net Investment
  Income to Average Net
  Assets................          1.45%(2)          0.68%(2)           4.17%(2)
Portfolio turnover
 rate...................          2.00%             7.99%              0.84%

--------
(1) Commencement of operations.
(2) Annualized.


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                               INTERNATIONAL EQUITY FUND
                          --------------------------------------------------------------------
                                                                               FOR THE PERIOD
                                          FOR THE YEARS ENDED                 JULY 2, 1993 (1)
                          MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 TO MAY 31, 1994
                          ------------ ------------ ------------ ------------ ----------------
Net Asset Value,
 Beginning of Period....    $ 13.18      $ 12.47      $ 11.60      $ 11.81        $ 10.00
                            -------      -------      -------      -------        -------
Income From Investment
 Operations:
 Net Investment Income..       0.12         0.31         0.09         0.03           0.08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments and
  Foreign Currency......       1.42         0.88         1.51         0.08           1.81
                            -------      -------      -------      -------        -------
   Total From Investment
    Operations..........       1.54         1.19         1.60         0.11           1.89
                            -------      -------      -------      -------        -------
Less Distributions to
 Shareholders from:
 Net Investment Income..      (0.15)       (0.24)       (0.07)       (0.04)         (0.07)
 Net Capital Gains......      (0.67)       (0.24)       (0.66)       (0.28)         (0.01)
                            -------      -------      -------      -------        -------
   Total Distributions..      (0.82)       (0.48)       (0.73)       (0.32)         (0.08)
                            -------      -------      -------      -------        -------
Net Asset Value, End of
 Period.................    $ 13.90      $ 13.18      $ 12.47      $ 11.60        $ 11.81
                            =======      =======      =======      =======        =======
--------------------------------------------------------------------------------------------------
Total Return............      12.77%        9.81%       14.27%        0.82%         18.98%
--------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $85,402      $83,313      $75,676      $69,172        $47,472
 Ratio of Expenses to
  Average Net Assets
   After Expense
    Waiver..............       1.03%        1.05%        1.05%        1.05%          1.00%(2)
   Before Expense
    Waiver..............       1.14%        1.16%        1.17%        1.16%          1.20%(2)
 Ratio of Net Investment
  Income to Average Net
  Assets................       0.92%        0.97%        0.78%        0.06%          0.82%(2)
Portfolio turnover
 rate...................      55.55%       74.15%       53.58%       42.15%         39.49%

--------
(1) Commencement of operations.
(2) Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   LIMITED MATURITY BOND FUND
                     --------------------------------------------------------------------------------------------------
                                                                                                            AFBA FIVE
                                           INSTITUTIONAL SHARES                                            STAR SHARES
                     ---------------------------------------------------------------- ---------------------------------
                                                                                         FOR THE PERIOD      FOR THE
                                           FOR THE YEARS ENDED                            JUNE 1, 1997      YEAR ENDED
                     MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 MAY 31, 1994 TO AUGUST 8, 1997(3) MAY 31, 1997
                     ------------ ------------ ------------ ------------ ------------ -------------------- ------------
Net Asset Value,
 Beginning of
 Period............    $  10.31     $ 10.19      $ 10.43      $ 10.10      $ 10.55           $10.33           $10.20
                       --------     -------      -------      -------      -------           ------           ------
Income From
 Investment
 Operations:
 Net Investment
  Income...........        0.60        0.59         0.59         0.56         0.50             0.10             0.55
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments......        0.22        0.12        (0.24)        0.33        (0.39)            0.08             0.13
                       --------     -------      -------      -------      -------           ------           ------
   Total From
    Investment
    Operations.....        0.82        0.71         0.35         0.89         0.11             0.18             0.68
                       --------     -------      -------      -------      -------           ------           ------
Less Distributions
 to Shareholders
 from:
 Net Investment
  Income...........       (0.60)      (0.59)       (0.59)       (0.56)       (0.50)           (0.10)           (0.55)
 Net Capital
  Gains............       (0.08)         --           --           --        (0.06)              --               --
                       --------     -------      -------      -------      -------           ------           ------
   Total
    Distributions..       (0.68)      (0.59)       (0.59)       (0.56)       (0.56)           (0.10)           (0.55)
                       --------     -------      -------      -------      -------           ------           ------
Net Asset Value,
 End of Period.....    $  10.45     $ 10.31      $ 10.19      $ 10.43      $ 10.10           $10.41           $10.33
                       ========     =======      =======      =======      =======           ======           ======
-----------------------------------------------------------------------------------------------------------------------
Total Return.......        8.15%       7.12%        3.38%        9.13%        0.94%            1.78%            6.80%
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
 Net Assets, End of
  Period (000).....    $151,922     $43,010      $44,102      $44,652      $35,008           $   --           $  839
 Ratio of Expenses
  to Average Net
  Assets
   After Expense
    Waiver.........        0.50%       0.60%        0.60%        0.60%        0.55%            0.90%(2)         0.90%
   Before Expense
    Waiver.........        0.78%       0.75%        0.72%        0.70%        0.66%            1.16%(2)         1.05%
 Ratio of Net
  Investment Income
  to Average Net
  Assets...........        5.71%       5.72%        5.66%        5.56%        4.75%            5.25%(2)         5.43%
Portfolio turnover
 rate..............       48.24%      20.92%       52.79%       22.01%       48.58%           43.13%           20.92%

                       FOR THE PERIOD
                     DECEMBER 1, 1995(1)
                       TO MAY 31, 1996
                     -------------------
Net Asset Value,
 Beginning of
 Period............        $10.61
                     -------------------
Income From
 Investment
 Operations:
 Net Investment
  Income...........          0.28
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments......         (0.41)
                     -------------------
   Total From
    Investment
    Operations.....         (0.13)
                     -------------------
Less Distributions
 to Shareholders
 from:
 Net Investment
  Income...........         (0.28)
 Net Capital
  Gains............            --
                     -------------------
   Total
    Distributions..         (0.28)
                     -------------------
Net Asset Value,
 End of Period.....        $10.20
                     ===================
----------------------------------------
Total Return.......         (1.23)%
----------------------------------------
Ratios/Supplemental
 Data
 Net Assets, End of
  Period (000).....        $  346
 Ratio of Expenses
  to Average Net
  Assets
   After Expense
    Waiver.........          0.90%(2)
   Before Expense
    Waiver.........          1.06%(2)
 Ratio of Net
  Investment Income
  to Average Net
  Assets...........          5.50%(2)
Portfolio turnover
 rate..............         52.79%

--------
(1) Commencement of public offering.
(2) Annualized.
(3) Since August 8, 1997, no AFBA Five Star Shares have been outstanding.

                See Accompanying Notes to Financial Statements.

                            M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                               INTERMEDIATE        NATIONAL
                             TOTAL RETURN       TAX-EXEMPT        TAX-EXEMPT
                               BOND FUND         BOND FUND         BOND FUND
                           ----------------- ----------------- -----------------
                            FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                           MARCH 1, 1998 (1) MARCH 1, 1998 (1) MARCH 1, 1998 (1)
                            TO MAY 31, 1998   TO MAY 31, 1998   TO MAY 31, 1998
                           ----------------- ----------------- -----------------
Net Asset Value,
 Beginning of Period.....      $  10.00           $ 10.00          $  10.00
                               --------           -------          --------
Income From Investment
 Operations:
 Net Investment Income...          0.15              0.10              0.11
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........          0.02              0.01              0.05
                               --------           -------          --------
   Total From Investment
    Operations...........          0.17              0.11              0.16
                               --------           -------          --------
Less Distributions to
 Shareholders from:
 Net Investment Income...         (0.15)            (0.10)            (0.11)
                               --------           -------          --------
   Total Distributions...         (0.15)            (0.10)            (0.11)
                               --------           -------          --------
Net Asset Value, End of
 Period..................      $  10.02           $ 10.01          $  10.05
                               ========           =======          ========
--------------------------------------------------------------------------------
Total Return.............          1.69%             1.07%             1.64%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)...........      $101,363           $93,992          $178,116
 Ratio of Expenses to
  Average Net Assets
   After Expense
    Reimbursement and
    Waiver...............          0.45%(2)          0.45%(2)          0.45%(2)
   Before Expense
    Reimbursement and
    Waiver...............          0.73%(2)          0.88%(2)          0.86%(2)
 Ratio of Net Investment
  Income to Average
   Net Assets............          5.89%(2)          3.84%(2)          4.49%(2)
Portfolio turnover rate..         10.51%            10.13%             7.37%

--------
(1) Commencement of operations.
(2) Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           MARYLAND TAX-EXEMPT BOND FUND
                          ----------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1998 MAY 31, 1997 MAY 31, 1996 MAY 31, 1995 MAY 31, 1994
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $ 10.38       $10.20      $ 10.40      $ 10.25      $ 10.55
                            -------       ------      -------      -------      -------
Income From Investment
 Operations:
 Net Investment Income..       0.48         0.50         0.49         0.49         0.50
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       0.44         0.18        (0.20)        0.15        (0.28)
                            -------       ------      -------      -------      -------
   Total From Investment
    Operations..........       0.92         0.68         0.29         0.64         0.22
                            -------       ------      -------      -------      -------
Less Distributions to
 Shareholders from:
 Net Investment Income..      (0.48)       (0.50)       (0.49)       (0.49)       (0.50)
 Net Capital Gains......        --           --           --           --          (.02)
                            -------       ------      -------      -------      -------
   Total Distributions..      (0.48)       (0.50)       (0.49)       (0.49)       (0.52)
                            -------       ------      -------      -------      -------
Net Asset Value, End of
 Period.................    $ 10.82       $10.38      $ 10.20      $ 10.40      $ 10.25
                            =======       ======      =======      =======      =======
------------------------------------------------------------------------------------------
Total Return............       9.03%        6.80%        2.84%        6.48%        1.99%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $14,980       $8,298      $10,186      $12,360      $20,008
 Ratio of Expenses to
  Average Net Assets
  After Expense Waiver..       0.49%        0.55%        0.62%        0.62%        0.55%
  Before Expense
   Waiver...............       1.03%        1.13%        1.04%        0.97%        0.86%
 Ratio of Net Investment
  Income to Average Net
  Assets................       4.49%        4.84%        4.74%        4.83%        4.66%
Portfolio turnover
 rate...................      55.95%       28.11%       20.58%       36.80%       33.89%

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   M.S.D.&T. Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of In-corporation of the Company authorize the Board of Directors to issue up to ten billion shares, having a par value of $.001 per share. The Company is a series fund which currently issues fourteen classes of common stock representing in-terests in fourteen investment portfolios: the Prime Money Market Fund (Class
A), the Government Money Market Fund (Class B), the Tax-Exempt Money Market Fund (Class C), the Tax-Exempt Money Market Fund (Trust) (Class D), the Growth & Income Fund (Class E), the Limited Maturity Bond Fund (Class F), the Mary-land Tax-Exempt Bond Fund (Class G), the International Equity Fund (Class H), the Diversified Real Estate Fund (Class J), the National Tax-Exempt Bond Fund (Class K), the Total Return Bond Fund (Class L), the Equity Growth Fund (Class
M), the Equity Income Fund (Class N) and the Intermediate Tax-Exempt Bond Fund (Class O) -- (the "Funds").

   The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

   A) Security Valuation: Investment securities held by the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund and Tax-Exempt Money Market Fund (Trust) (the "Money Market Funds") are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company's Board of Directors in an attempt to avoid dilution or other unfair results to shareholders. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

       Investments held by the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

      respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and asked prices provided by investment dealers. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. The net asset value per share of the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund will fluctuate as the values of their respective investment portfolios change.

  B) Security Transactions and Investment Income: Security transactions are accounted for on the trade date. The cost of investments sold is deter-mined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets. Until August 8, 1997, the investment income and expenses of each of the Growth & Income Fund and Limited Maturity Bond Fund (other than the expenses incurred under the Service Plan, de-scribed in Note 2 below, and class specific expenses) and realized and unrealized gains and losses on the investments of each such Fund were allocated to the separate classes of shares of each such Fund based upon their relative net asset value on the date income was earned or expenses and realized and unrealized gains and losses were incurred.

  C) Dividends and Distributions to Shareholders: Dividends from net invest-ment income are declared daily and paid monthly to shareholders of the Money Market Funds, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund; are declared and paid monthly to share-holders of the Equity Income Fund and Equity Growth Fund; are declared and paid quarterly to shareholders of the Growth & Income Fund and Di-versified Real Estate Fund; and are declared and paid semi-annually to shareholders of the International Equity Fund. Any net realized capital gains are distributed annually.

      Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

  D) Federal Income Taxes: Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

      Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following losses will be treated as arising on the first day of fiscal year ended May 31, 1999:

                                                                  CAPITAL LOSSES
                                                                     DEFERRED
                                                                  --------------
     International Equity Fund...................................    $201,410
     Maryland Tax-Exempt Bond Fund...............................       1,285

  E) Repurchase Agreements: The Prime Money Market Fund, Government Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may agree to purchase portfolio securities from financial institu-tions, such as banks and broker-dealers, subject to the seller's agree-ment to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, col-lateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the re-purchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-mar-ket daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collat-eral with a market value equal to 102% of the repurchase agreement.

  F) Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the re-spective period, purchases and sales of securities and income and ex-penses at the rate of exchange prevailing on the dates of such transac-tions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in mar-ket prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  G) Forward Foreign Currency Contracts: The International Equity Fund en-ters into forward foreign currency contracts in order to hedge its ex-posure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the dif-ference between the original contracts

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

     and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which pro-tect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a fu-ture date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

  H) International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic insta-bility, foreign taxation and/or differences in auditing and other fi-nancial standards.

  I) Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

2. INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

  Mercantile-Safe Deposit and Trust Company ("Mercantile") provides investment advisory and administration services to each Fund pursuant to Investment Advi-sory Agreements and an Administration Agreement. For its services as Adviser, Mercantile receives an advisory fee computed daily and payable monthly at an annual rate of .25% of the average daily net assets of each of the Prime Money Market Fund, Government Money Market Fund, and Tax-Exempt Money Market Fund;
 .60% of the average daily net assets of each of the Growth & Income Fund, Eq-uity Income Fund and Equity Growth Fund; .80% of the average daily net assets of the International Equity Fund (.45% of which fee Mercantile pays to Black-Rock, Inc. as sub-adviser); .80% of the average daily net assets of the Diver-sified Real Estate Fund; .35% of the average daily net assets of each of the Limited Maturity Bond Fund and Total Return Bond Fund; and .50% of the average daily net assets of each of the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund. For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund. Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund. Mercantile does not receive a fee for advisory services provided to the Tax-Exempt Money Market Fund (Trust).

  Under the Service Plan which was in effect with respect to AFBA Five Star Shares, institutions ("Service Organizations") agreed to provide support serv-ice to their clients who were the beneficial owners of AFBA Five Star Shares of the Growth & Income and Limited Maturity Bond Funds. For these services, the Funds agreed to pay the Service Organizations an annual rate of .25% of the average daily net assets of each Fund's outstanding AFBA Five Star Shares.

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
2. INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS -- CONTINUED

  Shares in each Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services ("the Distributor"). The Dis-tributor receives no fee for these services. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, receives fees for fund accounting services provided to the Funds.

  Each director of the Company received from the Company an annual fee of $3,500 and a fee of $1,625 for each Board meeting attended and was reimbursed for all out-of-pocket expenses relating to attendance at meetings. Officers of the Company do not receive compensation from the Company for serving as offi-cers. No person who is a director, officer or employee of Mercantile serves as a director, officer or employee of the Company. During the year ended May 31, 1998, the Funds paid legal fees to a law firm, a partner of which serves as Secretary of the Company.

3. NET ASSETS

  At May 31, 1998, net assets consisted of the following:

                            PRIME       GOVERNMENT    TAX-EXEMPT    TAX-EXEMPT
                         MONEY MARKET  MONEY MARKET  MONEY MARKET  MONEY MARKET
                             FUND          FUND          FUND      FUND (TRUST)
                         ------------  ------------  ------------  ------------
Capital Paid-In......... $448,859,423  $391,259,409  $89,972,404   $58,222,655
Accumulated Realized
 Gain (Loss) on
 Investments............     (108,826)     (126,206)      (7,800)       (1,147)
                         ------------  ------------  -----------   -----------
                         $448,750,597  $391,133,203  $89,964,604   $58,221,508
                         ============  ============  ===========   ===========

                           GROWTH &      EQUITY       EQUITY     INTERNATIONAL DIVERSIFIED
                            INCOME       INCOME       GROWTH        EQUITY     REAL ESTATE
                             FUND         FUND         FUND          FUND         FUND
                         ------------ ------------  -----------  ------------- -----------
Capital Paid-In......... $301,950,238 $312,783,386  $33,880,384   $68,538,479  $6,640,380
Accumulated Realized
 Gain (Loss) on
 Investments and Foreign
 Currency...............      608,655   13,570,767    2,420,386      (202,083)      1,885
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments and Foreign
 Currency...............   71,152,433   (7,001,182)  (1,454,880)   16,897,520       6,424
Undistributed Net
 Investment Income......      153,331      618,526       30,144       168,363      28,528
                         ------------ ------------  -----------   -----------  ----------
                         $373,864,657 $319,971,497  $34,876,034   $85,402,279  $6,677,217
                         ============ ============  ===========   ===========  ==========

                             M.S.D.&T. FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
3. NET ASSETS -- CONTINUED

                            LIMITED       TOTAL      MARYLAND    INTERMEDIATE   NATIONAL
                         MATURITY BOND RETURN BOND  TAX-EXEMPT    TAX-EXEMPT   TAX-EXEMPT
                             FUND          FUND      BOND FUND    BOND FUND    BOND FUND
                         ------------- ------------ -----------  ------------ ------------
Capital Paid-In......... $151,315,623  $101,196,384 $15,020,222  $93,915,449  $177,166,587
Accumulated Realized
 Gain (Loss) on
 Investments............        3,747         3,306    (450,355)      44,439       437,736
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments............      595,164       157,571     410,622       32,609       512,032
Undistributed Net
 Investment Income .....        7,845         6,238         --           --            --
                         ------------  ------------ -----------  -----------  ------------
                         $151,922,379  $101,363,499 $14,980,489  $93,992,497  $178,116,355
                         ============  ============ ===========  ===========  ============

4. CAPITAL STOCK

  Transactions in shares of the Company are summarized as follows:

                           PRIME MONEY MARKET FUND     GOVERNMENT MONEY MARKET FUND
                         ----------------------------  ------------------------------
                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                            ENDED          ENDED           ENDED           ENDED
                         MAY 31, 1998   MAY 31, 1997   MAY 31, 1998    MAY 31, 1997
                         ------------  --------------  -------------- ---------------
Shares Sold.............  576,074,807   1,174,068,226    565,932,193    1,219,474,458
Shares Redeemed......... (497,024,467) (1,132,965,297)  (516,412,638)  (1,143,857,569)
Shares Reinvested.......      876,867         868,858        804,567          443,441
                         ------------  --------------  -------------  ---------------
Net Increase (Decrease)
 in Shares..............   79,927,207      41,971,787     50,324,122       76,060,330
Shares Outstanding:
 Beginning of Period....  368,932,216     326,960,429    340,935,287      264,874,957
                         ------------  --------------  -------------  ---------------
 End of Period..........  448,859,423     368,932,216    391,259,409      340,935,287
                         ============  ==============  =============  ===============

                                   TAX-                  TAX-EXEMPT MONEY
                         EXEMPT MONEY MARKET FUND       MARKET FUND (TRUST)
                         --------------------------  --------------------------
                         FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                            ENDED         ENDED         ENDED         ENDED
                         MAY 31, 1998  MAY 31, 1997  MAY 31, 1998  MAY 31, 1997
                         ------------  ------------  ------------  ------------
Shares Sold.............  130,461,894   290,334,386   57,909,674    174,863,800
Shares Redeemed......... (119,994,966) (260,981,502) (49,231,247)  (171,859,030)
Shares Reinvested.......        7,017         2,247
                         ------------  ------------  -----------   ------------
Net Increase (Decrease)
 in Shares..............   10,473,945    29,355,131    8,678,427      3,004,770
Shares Outstanding:
 Beginning of Period....   79,498,459    50,143,328   49,544,228     46,539,458
                         ------------  ------------  -----------   ------------
 End of Period..........   89,972,404    79,498,459   58,222,655     49,544,228
                         ============  ============  ===========   ============

                             M.S.D.&T. FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
4. CAPITAL STOCK -- CONTINUED

                                          GROWTH & INCOME FUND*
                          -----------------------------------------------------
                            INSTITUTIONAL SHARES       AFBA FIVE STAR SHARES
                          ------------------------- ---------------------------
                                                    FOR THE PERIOD
                          FOR THE YEAR FOR THE YEAR  JUNE 1, 1997  FOR THE YEAR
                             ENDED        ENDED        THROUGH        ENDED
                          MAY 31, 1998 MAY 31, 1997 AUGUST 8, 1997 MAY 31, 1997
                          ------------ ------------ -------------- ------------
Shares Sold..............   2,469,614    1,687,124       2,163        74,788
Shares Redeemed..........  (1,673,194)  (1,464,735)    (75,061)       (2,711)
Shares Reinvested........     511,819      226,513         153         3,642
Shares Issued Due to
 Acquisition of Common
 Funds...................   8,357,400
Shares Issued Due to
 Exchange of AFBA Five
 Star Shares for
 Institutional Shares....      25,655
Shares Redeemed Due to
 Exchange of AFBA Five
 Star Shares for
 Institutional Shares....                              (25,655)
                           ----------   ----------     -------        ------
Net Increase (Decrease)
 in Shares...............   9,691,294      448,902     (98,400)       75,719
Shares Outstanding:
 Beginning of Period.....   7,805,540    7,356,638      98,400        22,681
                           ----------   ----------     -------        ------
 End of Period...........  17,496,834    7,805,540         --         98,400
                           ==========   ==========     =======        ======

--------
* Transactions in shares reflect the exchange of AFBA Five Star Shares for In-stitutional Shares on August 8, 1997.

                                                                                               DIVERSIFIED REAL
                                                                     INTERNATIONAL EQUITY FUND   ESTATE FUND
                                                                     ------------------------- ----------------
                          EQUITY INCOME FUND    EQUITY GROWTH FUND                              FOR THE PERIOD
                            FOR THE PERIOD        FOR THE PERIOD     FOR THE YEAR FOR THE YEAR  AUGUST 1, 1997
                         MARCH 1, 1998 THROUGH MARCH 1, 1998 THROUGH    ENDED        ENDED         THROUGH
                             MAY 31, 1998          MAY 31, 1998      MAY 31, 1998 MAY 31, 1997   MAY 31, 1998
                         --------------------- --------------------- ------------ ------------ ----------------
Shares Sold.............          13,770                13,002           899,337     840,256       680,394
Shares Redeemed.........      (1,569,131)             (163,776)       (1,136,494)   (626,614)      (21,706)
Shares Reinvested.......               5                   --             61,632      40,514           175
Shares Issued Due to
 Acquisition of Common
 Funds..................      32,887,834             3,542,885
                              ----------             ---------        ----------   ---------       -------
Net Increase (Decrease)
 in Shares..............      31,332,478             3,392,111          (175,525)    254,156       658,863
Shares Outstanding:
 Beginning of Period....             --                    --          6,320,438   6,066,282           --
                              ----------             ---------        ----------   ---------       -------
 End of Period..........      31,332,478             3,392,111         6,144,913   6,320,438       658,863
                              ==========             =========        ==========   =========       =======

                             M.S.D.&T. FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
4. CAPITAL STOCK -- CONTINUED

                                       LIMITED MATURITY BOND FUND*
                          -----------------------------------------------------
                            INSTITUTIONAL SHARES       AFBA FIVE STAR SHARES
                          ------------------------- ---------------------------
                                                    FOR THE PERIOD
                          FOR THE YEAR FOR THE YEAR  JUNE 1, 1997  FOR THE YEAR
                             ENDED        ENDED        THROUGH        ENDED
                          MAY 31, 1998 MAY 31, 1997 AUGUST 8, 1997 MAY 31, 1997
                          ------------ ------------ -------------- ------------
Shares Sold..............   1,139,538      843,216         570        45,744
Shares Redeemed..........  (1,279,065)  (1,121,470)    (74,140)       (1,349)
Shares Reinvested........     141,784      122,208         984         2,918
Shares Issued Due to
 Acquisition of Common
 Funds...................  10,360,829
Shares Issued Due to
 Exchange of AFBA Five
 Star Shares for
 Institutional Shares....       8,670
Shares Redeemed Due to
 Exchange of AFBA Five
 Star Shares for
 Institutional Shares....                               (8,670)
                           ----------   ----------     -------        ------
Net Increase (Decrease)
 in Shares...............  10,371,756     (156,046)    (81,256)       47,313
Shares Outstanding:
 Beginning of Period.....   4,171,415    4,327,461      81,256        33,943
                           ----------   ----------     -------        ------
 End of Period...........  14,543,171    4,171,415         --         81,256
                           ==========   ==========     =======        ======

--------
* Transactions in shares reflect the exchange of AFBA Five Star Shares for In-stitutional Shares on August 8, 1997.

                                                                                            NATIONAL TAX-
                                                      MARYLAND TAX-       INTERMEDIATE TAX-     EXEMPT
                         TOTAL RETURN BOND FUND     EXEMPT BOND FUND      EXEMPT BOND FUND    BOND FUND
                         ---------------------- ------------------------- ----------------- --------------
                             FOR THE PERIOD                                FOR THE PERIOD   FOR THE PERIOD
                             MARCH 1, 1998      FOR THE YEAR FOR THE YEAR   MARCH 1, 1998   MARCH 1, 1998
                                THROUGH            ENDED        ENDED          THROUGH         THROUGH
                              MAY 31, 1998      MAY 31, 1998 MAY 31, 1997   MAY 31, 1998     MAY 31, 1998
                         ---------------------- ------------ ------------ ----------------- --------------
Shares Sold.............          608,803          652,667       91,722         258,403          510,766
Shares Redeemed.........         (455,066)         (76,513)    (303,265)       (667,602)        (370,554)
Shares Reinvested.......               17            9,255       12,161             --               --
Shares Issued Due to
 Acquisition of Common
 Funds..................        9,966,095                                     9,800,117       17,576,193
                               ----------        ---------     --------       ---------       ----------
Net Increase (Decrease)
 in Shares..............       10,119,849          585,409     (199,382)      9,390,918       17,716,405
Shares Outstanding:
 Beginning of Period....              --           799,072      998,454             --               --
                               ----------        ---------     --------       ---------       ----------
 End of Period..........       10,119,849        1,384,481      799,072       9,390,918       17,716,405
                               ==========        =========     ========       =========       ==========

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

5. FOREIGN CURRENCY CONTRACTS

   A summary of foreign currency contracts held by the International Equity Fund at May 31, 1998 is as follows:

                                                                 NET UNREALIZED
                          SETTLEMENT  CONTRACTS TO   IN EXCHANGE  APPRECIATION/
                            DATES    DELIVER/RECEIVE     FOR     (DEPRECIATION)
                          ---------- --------------- ----------- --------------
Foreign Currency Sales...  11/16/98  JP 454,018,250  $3,500,000     $147,046
                                                     ----------     --------
                                                                    $147,046
                                                                    ========

   CURRENCY LEGEND
   ---------------
JP Japanese Yen

6. PURCHASES & SALES OF SECURITIES

   For the year ended May 31, 1998, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as fol-lows:

                                                  U.S. GOVERNMENT U.S. GOVERNMENT
                          PURCHASES *   SALES *      PURCHASES         SALES
                          ----------- ----------- --------------- ---------------
Growth & Income Fund....  $53,647,614 $43,951,166    $       0      $        0
Equity Income Fund......    6,391,955  23,061,143            0               0
Equity Growth Fund......    2,785,169   4,079,211            0               0
International Equity
 Fund...................   44,432,410  50,752,795            0               0
Diversified Real Estate
 Fund...................    6,150,195      46,830            0               0
Limited Maturity Bond
 Fund...................   13,997,727   6,198,942    6,998,928      16,356,830
Total Return Bond Fund..    1,878,787   1,181,657    7,160,204      13,846,080
Maryland Tax-Exempt Bond
 Fund...................   10,119,183   5,489,472            0               0
Intermediate Tax-Exempt
 Bond Fund..............    9,595,626  14,108,150            0               0
National Tax-Exempt Bond
 Fund...................   12,388,725  24,401,409            0               0

--------
* (excluding short-term and U.S. Government securities)

7. CAPITAL LOSS CARRYOVERS

   At May 31, 1998, the following Funds had capital loss carryovers:.

                                                  CAPITAL LOSS    EXPIRATION
                                                   CARRYOVER         YEAR
                                                  ------------ -----------------
   Prime Money Market Fund.......................   $108,826   2003 through 2005
   Government Money Market Fund..................    126,206   2003 through 2005
   Tax-Exempt Money Market Fund..................      7,800   2003 through 2005
   Tax-Exempt Money Market Fund (Trust)..........      1,147   2003 through 2005
   Maryland Tax-Exempt Bond Fund.................    449,071   2003 through 2005

   The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONCLUDED

8. TERMINATION OF AFBA FIVE STAR SHARES

  On June 5, 1997, the Board of Directors of the Company approved the termina-tion of the offering of AFBA Five Star Shares of the Growth & Income Fund and Limited Maturity Bond Fund. As of the close of business on August 8, 1997, all outstanding AFBA Five Star Shares of a Fund were automatically exchanged for Institutional Shares of the same Fund at net asset value without payment of any exchange fee.

9. ACQUISITION OF COMMON & COLLECTIVE TRUST FUNDS

  On March 1, 1998, the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund commenced operations with the acquisition of all of the assets of various com-mon and collective trust funds maintained by Mercantile-Safe Deposit & Trust Co. On May 22, 1998, the Growth & Income Fund and Limited Maturity Bond Fund acquired all of the assets of various common and collective trust funds main-tained by Mercantile-Safe Deposit & Trust Co. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

                                                         NET ASSET  UNREALIZED
                                   SHARES    NET ASSETS    VALUE   APPRECIATION
                                 ---------- ------------ --------- ------------
Growth & Income Fund...........   8,357,400 $181,773,462  $21.75   $ 76,280,161
Equity Income Fund.............  32,887,834  328,878,344   10.00    164,257,461
Equity Growth Fund.............   3,542,885   35,428,852   10.00     12,882,272
Limited Maturity Bond Fund.....  10,360,829  108,063,470   10.43        964,116
Total Return Bond Fund.........   9,966,095   99,660,947   10.00      2,147,951
Intermediate Tax-Exempt Bond
 Fund..........................   9,800,117   98,001,170   10.00        876,240
National Tax-Exempt Bond Fund..  17,576,193  175,761,930   10.00      7,843,171

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M.S.D.&T. Funds, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of the M.S.D.&T. Funds, Inc. ("the Funds") comprised of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Matu-rity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Inter-mediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund, respectively, at May 31, 1998, the results of its operations for the periods then ended and the changes in its net assets and its financial highlights for each of the pe-riods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accor-dance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements are free of material misstatement. An audit includes examin-ing, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of secu-rities at May 31, 1998 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 17, 1998

                           IMPORTANT TAX INFORMATION
                                  (UNAUDITED)

  During the fiscal year ended May 31, 1998:

  100.0% of the distributions paid by Prime Money Market Fund, Government Money Market Fund and Total Return Bond Fund were derived from net investment income and short-term capital gains and are taxable as ordinary income.

  100.0% of the distributions paid by Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), Maryland Tax-Exempt Bond Fund, Intermediate Tax-Ex-empt Bond Fund and National Tax-Exempt Bond Fund were exempt-interest divi-dends, excludable from gross income for Federal income tax purposes.

  11.0% of the distributions paid by Growth & Income Fund were derived from net investment income and short-term capital gains and are taxable as ordinary income and 89.0% were derived from long-term capital gains and are taxable at a long-term capital gain rate. Of such distributions derived from net invest-ment income and short-term capital gains, 100% qualify for the dividends re-ceived deduction available to corporate shareholders.

  100% of the distributions paid by Equity Income Fund and Equity Growth Fund were derived from net investment income and short-term capital gains and are taxable as ordinary income. Of such distributions derived from net investment income and short-term capital gains, 100% qualify for the dividends received deduction available corporate shareholders.

  21.2% of the distributions paid by International Equity Fund were derived from net investment income and short-term capital gains and are taxable as or-dinary income and 78.8% were derived from long-term capital gains and are tax-able at a long-term capital gain rate. The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. For-eign taxes withheld as of May 31, 1998 were $217,989. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

  86.6% of the distributions paid by Diversified Real Estate Fund were derived from net investment income and short-term capital gains and are taxable as or-dinary income and 12.1% are return of capital. 1.3% were derived from long-term capital gains distributions which were paid to the Fund and their charac-ter is being passed through to the Fund's shareholders and are taxable at a long-term capital gain rate. (20%: 0.4%, 28%: 0.5%, 25%: 0.4%).

  90.1% of the distributions paid by Limited Maturity Bond Fund were derived from net investment income and short-term capital gains and are taxable as or-dinary income and 9.9% were derived from long-term capital gains and are tax-able at a long-term capital gain rate.

                          CAPITAL GAIN DISTRIBUTIONS
                                  (UNAUDITED)

  During the fiscal year ending May 31, 1998, the M.S.D.&T. Funds distributed capital gains to shareholders of Growth & Income Fund, International Equity Fund and Limited Maturity Bond Fund on 12/23/97 and to shareholders of Growth & Income Fund and Limited Maturity Bond Fund on 5/19/98. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the com-position of the capital gain distribution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes. Pursuant to this requirement, these percentages are listed below:

                                                        SHORT-  LONG-    LONG-
                                                         TERM  TERM 20% TERM 28%
                                                        ------ -------- --------
Growth & Income Fund...................................     0%   76.6%    23.4%
International Equity Fund..............................   2.6%   61.4%    36.0%
Limited Maturity Bond Fund.............................  15.4%   52.6%    32.0%

  Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains.

Investment Adviser and Administrator:

[LOGO OF MERCANTILE APPEARS HERE]

MERCANTILE

Mercantile-Safe Deposit and Trust Company
Baltimore, Maryland

Custodian (except for the International Equity Fund)
The Fifth Third Bank
Cincinnati, Ohio

Distributor:
BISYS Fund Services
Columbus, Ohio

Custodian for the International Equity Fund and Transfer Agent:
State Street Bank and Trust Company
Boston, Massachusetts

This report is submitted for the general information of the shareholders of M.S.D.& T. Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the Funds which contain information concerning the Funds' investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.